UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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CARLYLE

2026 Annual Meeting of Shareholders

PROXY STATEMENT

Carlyle connects people, ideas, and capital to fuel growth for companies and performance for investors.

OUR GLOBAL PRESENCE

39 Years
AMERICAS

29 Years
EMEA

28 Years
APAC

CARLYLE BY THE NUMBERS

$477B	27	2,500+	15
ASSETS UNDER MANAGEMENT	OFFICES	EMPLOYEES	YEAR AVG. TENURE ACROSS PARTNERS

The Carlyle Group Inc.
1001 Pennsylvania Avenue, NW, Washington, DC 20004
Notice of 2026 Annual Meeting
of Shareholders

Date and Time Wednesday, June 3, 2026 9:00 a.m. EDT	Access Our Annual Meeting can be accessed virtually at: www.virtualshareholder meeting.com/CG2026	Record Date April 6, 2026
How to Vote
Vote by Internet
Before The Meeting:
www.proxyvote.com
Use the Internet to transmit your voting
instructions and for electronic delivery of
information up until 11:59 p.m. Eastern
Daylight Time on June 2, 2026. Have
your proxy card in hand when you access
the web site and follow the instructions to
obtain your records and to create an
electronic voting instruction form.
During the Meeting:
www.virtualshareholdermeeting.com/
CG2026
You may attend the meeting via the
Internet and vote during the meeting.
Have the information that is printed in the
box marked by the arrow available and
follow the instructions.
Vote by Phone
1-800-690-6903
By telephone transmit your voting
instructions up until 11:59 p.m. Eastern
Daylight Time on June 2, 2026. Have
your proxy card in hand when you call
and then follow the instructions.
Vote by Mail
Mark, sign, and date your proxy card and
return it in the postage-paid envelope we
have provided or return it to Vote
Processing, c/o Broadridge, 51 Mercedes
Way, Edgewood, NY 11717.

Items of Business		Board Recommendation

1	Election to our Board of Directors of 13 director nominees named in this Proxy Statement for a one-year term	FOR each director nominee

2	Ratification of Ernst & Young LLP (“Ernst & Young”) as Our Independent Registered Public Accounting Firm for 2026	FOR

3	Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan	FOR

4	Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)	FOR

Transaction of such other business as may properly come before our 2026
Annual Meeting of Shareholders
Your vote is important to us. Please exercise your shareholder right to vote.
By Order of the Board of Directors,
ANNE K. FREDERICK
Corporate Secretary
April 23, 2026

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting to be held on Wednesday,
June 3, 2026. Our Proxy Statement and 2025 Annual Report to Shareholders are available at www.proxyvote.com. On or about April 23, 2026, we will distribute the proxy materials and send to certain of our shareholders a Notice of Internet
Availability of Proxy Materials (“Notice”). The Notice includes instructions on how to access our Proxy Statement and 2025
Annual Report to Shareholders and vote online. For more information, see “Frequently Asked Questions.”

This Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,”
“estimates,” “anticipates,” or the negative version of these words or other comparable words. Statements related to projected Assets Under
Management (“AUM”), Distributable Earnings (“DE”), Fee Related Earnings (“FRE”), FRE Margin, inflows, and fee revenue for future periods could be impacted by the level of investment performance, our ability to fundraise and the fees we can charge on such commitments, the pace and scale of capital deployment, which may not be consistent with historical levels, the pace and success of exit activity, changes in regulations and laws (including tax laws), our ability to scale existing businesses and wind-down underperforming businesses, our ability to manage expenses and retain key personnel, our ability to manage stock dilution, and our ability to charge and retain transaction fees. Even if we were to achieve our goals, there is no guarantee that such fundraising will translate into increased earnings and margins. There can be no assurance that Carlyle’s strategic goals will ultimately be realized, or if realized that they will have the effect of accelerating our growth or earnings. All projections assume benign market conditions. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described in this Proxy Statement and under the section entitled “Risk
Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission
(“SEC”) on February 27, 2026, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Proxy Statement and in our periodic ﬁlings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law.

CARLYLE	Proxy Statement 2026	1
Letter From Our Chief Executive Officer
and on Behalf of Our Board of Directors
Dear Fellow Shareholders,
We are pleased to invite you to Carlyle’s 2026 Annual Meeting of Shareholders, which will be held virtually on Wednesday,
June 3, 2026. Your vote is important, and we encourage you to participate in this year’s meeting and exercise your right to vote.
Our proxy materials include a notice setting forth the items expected to be addressed at the meeting, our Proxy Statement, and a form of proxy. We encourage you to review our proxy materials, including this Proxy Statement, and our 2026
Shareholder Update, which together describe our strategic priorities, our 2025 financial and operational performance, and our multi-year growth plan.
Carlyle delivered an exceptionally strong year in 2025, exceeding all of our original financial targets. Over the three-year period from 2023 through 2025, we generated a total shareholder return of 119%. Building on this momentum, we have further positioned the firm for durable, compounding growth and introduced a new set of ambitious three-year financial targets at our
2026 Shareholder Update. Since establishing financial targets in 2023, we have consistently met or exceeded them. We believe that our record 2025 results, clear multi-year objectives, and continued execution underscore the strength of our global platform, the discipline of our investment approach, and our ability to deliver long-term value across market cycles.
We recognize that the current macroeconomic and geopolitical backdrop remains complex and volatile and may be so for the foreseeable future. Against this environment, we are focused on areas where we believe Carlyle has competitive advantages:
our global scale, local insight, deep sector specialization, and our durable, diversified capital base and business mix.
Carlyle’s momentum reflects the progress we have made against a clear strategic plan and positions the firm well for continued success. We are executing on a multi‑year strategy to drive growth across Global Private Equity, Global Credit, and
Carlyle AlpInvest, expand in scalable adjacencies, and drive Fee Related Earnings, operating leverage, and capital return to shareholders. At the same time, we continue to invest in our people and culture to attract, develop, and retain top talent around the world.
Through our year-round engagement with shareholders, we have greatly valued your thoughtful feedback on the strategic direction of our business, as well as on our corporate governance and compensation programs. As described in this Proxy
Statement and at our 2026 Shareholder Update, we have refined our compensation and equity programs to further strengthen alignment among shareholders, the management team, fund investors, and other senior leaders, with a continuing emphasis on long-term, objective, and transparent performance measures. Moreover, the Board and management have remained focused on managing shareholder dilution responsibly and achieved effectively 0% dilution in 2025. We will continue to monitor dilution diligently and act as responsible stewards on behalf of shareholders.
Looking ahead, maintaining and deepening this alignment remains a priority for the Board, as does supporting the management team as they execute the multi-year strategic plan.

On behalf of the Board and the entire Carlyle team, thank you for your continued support and partnership. We welcome your feedback and look forward to an ongoing dialogue with you throughout 2026 and beyond.

HARVEY M. SCHWARTZ
Chief Executive Officer and Director
April 23, 2026

MARK S. ORDAN
Lead Independent Director
April 23, 2026

2	CARLYLE	Proxy Statement 2026
Executive Summary
VOTING ROADMAP

Proposal		Board Recommendation	Page Reference

Item 1	Election to our Board of Directors of 13 director nominees named in this Proxy Statement for a one-year term The Board believes that each of the director nominees has the knowledge, experience, skills, and background necessary to contribute to an effective and well-functioning Board.	FOR each director nominee	7

Item 2	Ratification of Ernst & Young as Our Independent Registered Public Accounting Firm for 2026 The Audit Committee has appointed Ernst & Young to serve as Carlyle’s independent registered public accounting firm for the 2026 calendar year and this appointment is being submitted to our shareholders for ratification. The Audit Committee believes that the continued retention of Ernst & Young to serve as Carlyle’s independent auditor is in the best interests of Carlyle and its shareholders.	FOR	26

Item 3
Approval of The Carlyle Group Inc. Amended and Restated 2012
Equity Incentive Plan
Carlyle seeks shareholder approval of an amendment and restatement of
The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan
to increase the number of shares of common stock authorized for issuance under the plan, among other updates. This increase is intended to support the continued grant of equity incentive awards to our employees as part of our pay-for-performance incentive strategy, which the Board believes will further strengthen the alignment of our employees’
interests with those of our shareholders and help drive long-term shareholder value creation.
		FOR	33

Item 4	Non-Binding Vote to Approve Named Executive Officer (“NEOs”) Compensation (“Say-on-Pay”) Carlyle seeks shareholder approval, in a non-binding, advisory vote, of the compensation of the NEOs as disclosed in this Proxy Statement. The Board values shareholders’ perspectives and will consider the outcome of this advisory vote when evaluating and making future executive compensation decisions.	FOR	40

CARLYLE	Proxy Statement 2026	3

Executive Summary
CARLYLE EVOLUTION
Carlyle was founded in 1987 by William E. Conway, Jr., Daniel D’Aniello, and David M. Rubenstein. Today, we are one of the
world’s leading global investment firms. Carlyle manages $477 billion in assets under management as of December 31, 2025, investing across Global Private Equity, Global Credit, and Carlyle AlpInvest. We combine global vision with local insight, relying on a highly skilled team of more than 2,500 professionals operating out of 27 offices across Asia, Australia, Europe, the Middle
East, and North America. Our evolution to becoming the public company we are today is detailed below.
FINANCIAL HIGHLIGHTS
Carlyle finished 2025 with strong operating momentum, setting several financial records amid an increasingly complex economic and geopolitical backdrop, and delivering a total shareholder return (“TSR”) of 119% from 2023 through 2025 (20%
in 2025, 28% in 2024, and 43% in 2023). Our three global businesses continued to perform at a high level, and we enter 2026 well positioned to deliver value for all our shareholders. For the full-years ended December 31, 2025 and 2024, U.S. GAAP results included income before provision for income taxes of $1.2 billion and $1.4 billion, respectively, and a margin on income before provision for income taxes of 24.3% and 25.7%, respectively. As announced in February 2024, we updated our employee compensation program to further enhance alignment across all our shareholders and other stakeholders. See “Compensation Discussion and Analysis—Compensation Philosophy” for additional information.
Exceeded Financial Targets Over the Past Two Years

2024

2025

Target	Actual
Fee Related Earnings (“FRE”) is described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Financial
Measures—Non-GAAP Financial Measures” in our Annual Report on Form 10-K. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see Appendix A: Reconciliations of Non-GAAP Measures. Target data presented is for illustrative and directional purposes only.

4	CARLYLE	Proxy Statement 2026

Executive Summary
2025 WAS A RECORD YEAR
Carlyle enters 2026 following our strong 2025, highlighted by several firm records, including FRE and FRE Margin, which underscore Mr. Schwartz’s effective leadership, the strength and depth of the senior management team he has put in place, and the dedication of our over 2,500 professionals around the globe. We believe that these records, which were achieved all through organic growth, reinforce the durability of Carlyle’s business model and provide a solid foundation for delivering sustainable, long-term value to our shareholders.
OUR 2028 TARGETS
At Carlyle, we see a clear path to scaling our existing platform, as reflected in the 2028 financial and operating targets announced at our Shareholder Update in February 2026. These targets are the product of a rigorous, bottom-up build across our business and they represent the fundamental plan that we are confident we can achieve over the next three years.

2028 Targets	2028 FEE RELATED EARNINGS $1.9BN+ $1.2BN IN 2025	2028 MANAGEMENT FEES $2.8BN+ $2.2BN IN 2025

	FEE RELATED EARNINGS 15%+ 3-YEAR CAGR	2028 FRE MARGIN 50%+ 47% IN 2025

	2026-2028 INFLOWS $200BN+ UP FROM $158BN IN 2023-2025	2028 DE / SHARE $6+ $4.02 IN 2025

Distributable Earnings (“DE”) and FRE are described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key
Financial Measures—Non-GAAP Financial Measures” in our Annual Report on Form 10-K. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, please see Appendix A: Reconciliations of Non-GAAP Measures. A reconciliation of forward-looking non-GAAP financial measures cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of our control, or cannot be reasonably predicted.

CARLYLE	Proxy Statement 2026	5

Executive Summary
CORPORATE GOVERNANCE HIGHLIGHTS
Since 2022, we have appointed four new independent directors to the Board of Directors, Linda H. Filler and Mark S. Ordan
in 2022, Sharda Cherwoo in 2023, and Afsaneh Beschloss in 2024, substantially increasing the number of experienced, well-
qualified, and independent directors on our Board. In addition, in February 2023, we announced the appointment of Harvey M.
Schwartz as our Chief Executive Officer and a member of our Board and, in April 2025, we announced the appointment of
Mark S. Ordan as our new Lead Independent Director.
Active Board and Leadership Refreshment
In seeking new members of the Board of Directors, we focus on experience and demonstrated success in areas relevant to
Carlyle’s business and strategy, a broad range of perspectives, and anticipated contribution to the Board’s effective oversight of our leadership team. We have adopted policies and practices that are designed to ensure compliance with the rules and regulations of the U.S. Securities and Exchange Commission, the listing requirements of The Nasdaq Global Select Market, and applicable corporate governance requirements.
Key corporate governance practices include, among others:

  Our Board advises management and provides oversight
of the firm’s business and affairs
  Our Board has a broad range of skills, experiences,
and perspectives
  The Board has a strong, newly appointed Lead
Independent Director, Mark S. Ordan, who works closely
with the other independent directors to provide objective
oversight of our business and facilitates communication
with the Board, the identification of matters for
consideration by the Board and management, and the
formulation of appropriate guidance to be provided by
the independent directors to our leadership team
  The independent members of the Board meet in
executive session regularly without the presence of
management. The Board's Lead Independent Director
presides over these executive sessions
  The Nominating and Corporate Governance
Committee leads the annual Board, Committee, and
director assessments
  Our Board is in the process of being declassified on a
phased-in basis and the Board will be fully declassified
by this 2026 Annual Meeting of Shareholders
  Our executive officers and heads of our business
segments are subject to clawback policies (our Incentive
Compensation Clawback Policy and/or our Dodd-Frank
Incentive Compensation Clawback Policy)

  Our directors and executive officers are required to hold
shares of our common stock with a minimum value
determined based on their respective position
  We prohibit short sales and derivative transactions in our equity and hedging our common stock, and generally
prohibit pledging of our stock absent prior approval
  The full Board focuses on succession planning
  The Board, led by the Nominating and Corporate
Governance Committee, considers the composition of
the Board as a whole, and seeks to identify potential
directors who have the necessary skills, experience and
personal attributes to advise management and effectively
oversee the Company
  The Board receives regular updates on our
sustainability strategy
  The Nominating and Corporate Governance Committee,
which takes a leadership role in shaping our corporate
governance, including oversight of and approach to our
sustainability strategy, has appointed Linda H. Filler as
the Board’s Sustainability Lead, responsible for oversight
of the firm’s work in this area
  The Audit Committee takes a leadership role in the
review and oversight of technology and information
security risks, including cybersecurity

6	CARLYLE	Proxy Statement 2026

Executive Summary
COMPENSATION HIGHLIGHTS
Executive Compensation Overview
We further streamlined and institutionalized our compensation practices during 2025 to ensure alignment between our senior leadership team, our shareholders, and our limited partners.

Form	Compensation Element	CEO	Other NEOs	Purpose and Alignment
Cash	Base Salary			Provides a base compensation floor for our executives.
	Annual Performance Bonus			Rewards achievement of key strategic and financial priorities and goals.
Long- Term Equity Awards	Time-Vesting Restricted Stock Units			Restricted Stock Units (“RSUs”) awarded to our NEOs that are generally eligible to vest over a period of years in order to promote continued retention and share ownership.
Performance-Vesting Restricted Stock Units (Stock Price Performance)
Grants to Mr. Schwartz and certain of our other NEOs in order to align the interests of our NEOs with those of our shareholders and drive stock price appreciation. Mr. Schwartz’s 2023 performance-vesting RSU
(“PSU”) award also encourages strong relative performance, with
110% stock price appreciation and superior outperformance relative to the constituent companies in the S&P 500 Financials Index required for full vesting.

Compensation Practices

WHAT WE DO:

  Align pay with firm performance and shareholder
interests, including through use of RSUs and PSUs
  Large majority of compensation is variable, and the
majority is delivered in equity
  Long-term incentive awards are denominated and
settled in equity
  Regularly engage with shareholders as part of our
year-round, proactive engagement
  Engage an independent compensation consultant that
works directly for our Compensation Committee and
does no work for management
  Incentive compensation is subject to a clawback policy
that covers financial restatements, with one policy
extending beyond the mandates of the Dodd-Frank Act
and including recoupment upon detrimental activity

  Require our executive officers to own a minimum value
of shares of our common stock and retain a portion of
certain RSU and PSU awards for a fixed minimum
period following vesting
  Hold an annual Say-on-Pay vote and disclose response
to shareholder feedback
  Perform an annual compensation risk assessment
  For our CEO’s Sign-On PSU Award, full vesting requires
both 110% stock price appreciation over the 5-year
performance period and relative TSR performance at the
60th percentile versus S&P 500 Financials Index
constituent companies
  Require a qualifying termination of employment following
a change in control of Carlyle in order for any such
change in control to trigger accelerated vesting rights

WHAT WE DO NOT DO:

  No excise tax “gross-up” payments in the event of a
change in control
  No tax “gross-up” payment in perquisites for named
executive officers
  No defined benefit plan pension benefits for
executive officers
  No short sales or derivative transactions in our equity or hedging our common stock, and we generally prohibit
pledging of our stock absent prior approval

  No dividends paid in cash on unvested equity awards
  Do not count unvested PSUs or unexercised
stock options toward satisfaction of stock
ownership guidelines
  No repricing of underwater stock options
  No changes to performance targets for legacy
performance-vesting awards

CARLYLE	Proxy Statement 2026	7
Corporate Governance

Item 1	Election of Directors

Our Board of Directors currently is composed of 13 directors. A majority our directors are independent, and five are employees or consultants of the firm in addition to serving as directors. Our independent directors are composed of highly educated professionals with a broad range of experience in different industries that helps to inform our global investment management business, including banking and finance, accounting, healthcare, pharmaceuticals, real estate, hospitality, consumer products, telecommunications, marketing, and education. The directors who are not independent have extensive experience and strong reputations within the global investment management industry.
In accordance with our amended and restated certificate of incorporation, our Board is in the process of being declassified on a phased-in basis and will be fully declassified by this 2026 Annual Meeting of Shareholders. Each director nominee, if elected, will serve for a one-year term. A director’s term continues until the election and qualification of his or her successor or his or her earlier death, resignation, or removal. The Board believes that each of the director nominees has the knowledge, experience, skills, and background necessary to contribute to an effective and well-functioning Board.
In connection with our conversion from a Delaware limited partnership into a Delaware corporation (the “Conversion”), we entered into stockholder agreements with our co-founders. These agreements grant certain of our co-founders the right to designate nominees to our Board subject to the maintenance of certain ownership requirements. See “Certain Relationships and Related Transactions—Stockholder Agreements” for additional information.
The Board has selected William E. Conway, Jr., David M. Rubenstein, Daniel A. D’Aniello, Harvey M. Schwartz,
Afsaneh Beschloss, Sharda Cherwoo, Linda H. Filler, Lawton W. Fitt, James H. Hance, Jr., Mark S. Ordan, Derica W. Rice,
William J. Shaw, and Anthony Welters for election as directors at this 2026 Annual Meeting of Shareholders. If elected, each director will serve until the 2027 Annual Meeting of Shareholders, and thereafter until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal.

FOR	BOARD RECOMMENDATION

After a review of the individual qualifications and experiences of each of our director nominees and their contributions to our Board, our Board determined unanimously to recommend that shareholders vote “FOR”
the 13 director nominees named in this Proxy Statement.

8	CARLYLE	Proxy Statement 2026

Corporate Governance
DIRECTOR NOMINEES

Mr. Conway is a Co-Founder and Co-Chairman of the Board. Mr. Conway was appointed to our
Board of Directors effective July 18, 2011. Previously, Mr. Conway served as our Interim Chief
Executive Officer, Co-Chief Executive Officer, and Chief Investment Officer. Prior to forming
Carlyle in 1987, Mr. Conway was the Senior Vice President and Chief Financial Officer of MCI
Communications Corporation (“MCI”). Mr. Conway was a Vice President and Treasurer of MCI
from 1981 to 1984. Mr. Conway is a board member of the John Carroll Society and former
Chairman of the Board of Trustees of Johns Hopkins Medicine and a former trustee and Vice
Chairman of the Board of Trustees of the Catholic University of America. He previously served as chairman and/or director of several public and private companies in which Carlyle had significant investment interests. Mr. Conway received his BA from Dartmouth College and his MBA in finance from The University of Chicago Booth School of Business.

WILLIAM E. CONWAY, JR. Co-Founder and Co-Chairman of the Board Age: 76 Director Since: 2011

Qualifications:
Mr. Conway is a co-founder of our firm and
has played an integral role in its successful
growth since our founding in 1987. Over
nearly four decades, he has developed a
distinctive and deeply informed
understanding of our business, which the
Board believes is invaluable to Carlyle and
its shareholders.
Committees: •None Skills and Experience: •Accounting and Finance; Financial Services; Global Perspective; Senior Executive and Corporate Governance

Mr. Rubenstein is a Co-Founder and Co-Chairman of the Board. He was appointed to our Board of Directors effective July 18, 2011. Previously, Mr. Rubenstein served as Co-Chief Executive
Officer of Carlyle. Mr. Rubenstein is a Baltimore native and is the Chairman, CEO, and principal owner of Major League Baseball’s Baltimore Orioles. Prior to forming Carlyle in 1987,
Mr. Rubenstein practiced law in Washington, D.C. with Shaw, Pittman, Potts & Trowbridge LLP
(now Pillsbury Winthrop Shaw Pittman LLP). From 1977 to 1981, Mr. Rubenstein was Deputy
Assistant to the President for Domestic Policy. From 1975 to 1976, he served as Chief Counsel to the U.S. Senate Judiciary Committee’s Subcommittee on Constitutional Amendments. From
1973 to 1975, Mr. Rubenstein practiced law in New York with Paul, Weiss, Rifkind, Wharton &
Garrison LLP. Mr. Rubenstein has served on the board of Moderna, Inc. since August 2024.
Among other philanthropic endeavors, Mr. Rubenstein is Chairman of the Boards of the Council
on Foreign Relations, the National Gallery of Art, the Economic Club of Washington, and the
University of Chicago; a Trustee of Memorial Sloan-Kettering Cancer Center, the Institute for
Advanced Study, the Brookings Institution, and the World Economic Forum; an Emeritus Trustee
of Johns Hopkins Medicine; and a Director of the American Academy of Arts and Sciences.
Mr. Rubenstein is a member of the American Philosophical Society, Business Council, Harvard
Global Advisory Council, Madison Council of the Library of Congress, Board of Dean’s Advisors
of the Business School at Harvard, Advisory Board of the School of Economics and Management
at Tsinghua University, and Board of the World Economic Forum Global Shapers Community.
Mr. Rubenstein is a magna cum laude graduate of Duke University, where he was elected Phi
Beta Kappa. Following Duke, Mr. Rubenstein graduated from the University of Chicago Law
School, where he was an editor of the Law Review.

DAVID M. RUBENSTEIN Co-Founder and Co-Chairman of the Board Age: 76 Director Since: 2011

Qualifications:
Mr. Rubenstein is a co-founder of our firm
and has been instrumental in driving its
successful growth since our inception in
1987. Over the course of his tenure, he has
cultivated a deep, differentiated
understanding of our business, which the
Board views as a significant asset to Carlyle
and its shareholders.
Committees: •None Skills and Experience: •Accounting and Finance; Financial Services; Global Perspective; Government, Public Policy, and Regulatory Affairs; Senior Executive and Corporate Governance

CARLYLE	Proxy Statement 2026	9

Corporate Governance

Mr. D’Aniello is a Co-Founder and Chairman Emeritus of Carlyle. He has served on our Board of
Directors since the Board’s inception on July 18, 2011, serving as Chairman from 2012 until
January 1, 2018. Prior to forming Carlyle in 1987, Mr. D’Aniello was the Vice President for
Finance and Development at Marriott Corporation for eight years. Before joining Marriott,
Mr. D’Aniello was a financial officer at PepsiCo, Inc. and Trans World Airlines. Mr. D'Aniello
served in the United States Navy from 1968 through 1971 during which time he was a
Distinguished Naval Graduate of Officer Candidate School, Newport R.I.; a Supply Officer (LTJG)
aboard the USS Wasp (CVS 18); and in 2016, Mr. D'Aniello was awarded the designation of
Lone Sailor by the U.S. Navy Memorial Foundation. Mr. D’Aniello is Chairman of the American
Enterprise Institute; Co-Chairman of the Institute for Veterans and Military Families; Chairman of
the Wolf Trap Foundation of the Performing Arts; an Advisor to the John Templeton Foundation; a
founding Trustee of the Lumen Institute; and a Lifetime Member of the Board of Trustees of
Syracuse University, a member of the Chancellor’s Council and the Corporate Advisory Council
to the Martin J. Whitman School of Management. Mr. D’Aniello previously served as chairman and/or director of several private and public companies in which Carlyle had significant investment interests. Mr. D’Aniello is a 1968 magna cum laude graduate of Syracuse University, where he was a member of Beta Gamma Sigma, and a 1974 graduate of the Harvard Business
School, where he was a Teagle Foundation Fellow.

DANIEL A. D’ANIELLO Co-Founder and Chairman Emeritus Age: 79 Director Since: 2011

Qualifications:
Mr. D’Aniello is a co-founder of our firm and
has played an integral role in its successful
growth since our founding in 1987. Over his
decades of service, he has gained a deep
and differentiated understanding of our
business, which the Board regards as a
significant asset to Carlyle and
its shareholders.

Committees:
•None
Skills and Experience:
•Accounting and Finance; Brand and
Marketing; Financial Services; Global
Perspective; Risk Management and
Compliance; Senior Executive and Corporate
Governance; Sustainability

Mr. Schwartz is the Chief Executive Officer of Carlyle and member of the Board of Directors.
He has served in such capacity since February 15, 2023, and is based in New York. Mr. Schwartz formerly worked at Goldman Sachs from 1997 to 2018, with his last position being President and
Co-Chief Operating Officer. He also held numerous senior leadership positions, including Chief
Financial Officer and Global Co-Head of the Securities Division. Mr. Schwartz started his career at
J. B. Hanauer & Co., and then moved to First Interregional Equity Corporation. In 1989, he joined
Citigroup, where he worked in the firm's credit training program and developed a specialty in structuring commodity derivatives. Mr. Schwartz serves on the board of One Mind, a nonprofit that accelerates collaborative research and advocacy to enable all individuals facing brain health challenges to build healthy, productive lives. Mr. Schwartz previously served on the board of Sofi
Technologies, Inc. from May 2021 through November 2024. He is involved in a range of investment and philanthropic endeavors that include a focus on mental health and developing future business leaders, including women and young people seeking a career in finance. Mr.
Schwartz earned his BA from Rutgers University, where he is a member of the university’s Board of Governors and its Hall of Distinguished Alumni. He received his MBA from Columbia University.

HARVEY M. SCHWARTZ Chief Executive Officer and Director Age: 62 Director Since: 2023

Qualifications:
Mr. Schwartz is a widely respected business
builder with extensive leadership experience
at high-performing, complex global financial
institutions. He is also a seasoned operator
with a demonstrated ability to develop and
lead high-performing talent.

Committees:
•None
Skills and Experience:
•Accounting and Finance; Branding and
Marketing; Financial Services; Global
Perspective; Government, Public Policy, and
Regulatory Affairs; Risk Management and
Compliance; Senior Executive and Corporate
Governance; Succession Planning and
Human Capital Management; Technology
and/or Cybersecurity

10	CARLYLE	Proxy Statement 2026

Corporate Governance

Ms. Beschloss was appointed to our Board of Directors effective May 1, 2024. Ms. Beschloss is an economist, a leader in sustainable investing, and founder and CEO of RockCreek, one of the world’s largest women-owned investment firms. Previously, she was Managing Director and partner at The Carlyle Group from 2001 to 2003. As the World Bank’s Treasurer and Chief
Investment Officer, she led the Bank’s investments, balance sheet management, ratings, borrowings, and innovations in financial products and in technology. Prior to this, she led the
World Bank’s investments and policy work in the renewable energy, power, and infrastructure sectors, notably pioneering investments in natural gas, wind, and solar energy. Previously, she worked in corporate finance at JP Morgan. Ms. Beschloss has advised various governments, central banks, and regulatory agencies on financial policy and energy policy. She serves on the boards of trustees of the Council on Foreign Relations, the Rockefeller Foundation and National
Geographic where she chairs their Investment Committees, Georgetown University, and the PBS
Foundation where she serves as chair. She was recognized by Carnegie Corporation in their
“Great Immigrants, Great Americans 2020” list, received the Robert F. Kennedy Human Rights
Ripple of Hope Award and the Institutional Investor Lifetime Achievement Award, and has been listed among the “Most Powerful Women in Banking” by American Banker. She is the co-author of The Economics of Natural Gas (Oxford University Press) and author of numerous journal articles on innovations in finance, energy economics, and renewable energy investing.
Ms. Beschloss holds an MPhil (Honors) in Economics from the University of Oxford, where she taught international trade and economic development.

AFSANEH BESCHLOSS Independent Director Age: 70 Director Since: 2024

Qualifications:
Ms. Beschloss has extensive investment,
economic, and international experience,
including in the financial and energy policy
areas, and also brings significant foreign
affairs and government expertise.

Committees:
•None
Skills and Experience:
•Financial Services; Global Perspective;
Government, Public Policy, and Regulatory
Affairs; Senior Executive and Corporate
Governance; Succession Planning and
Human Capital Management; Sustainability;
Technology and/or Cybersecurity

CARLYLE	Proxy Statement 2026	11

Corporate Governance

Ms. Cherwoo was appointed to our Board of Directors effective June 1, 2023, and is a member of the Audit Committee. Ms. Cherwoo spent her entire, nearly 40-year career at Ernst & Young
(“EY”), a global accounting firm, with a specialized industry focus on private equity, financial services, health care, and emerging disruptive technologies, across diverse industries. Most recently, she served as EY’s Americas Intelligent Automation Leader and Partner, a role in which she spearheaded and founded the company’s intelligent automation strategy focused on robotic process automation (“RPA”) and artificial intelligence (“AI”), leading to talent development and transformation. She led and built a billion-dollar, market-leading digital transformation business, and worked with global clients and teams across diverse industries in more than 20 countries.
During her EY tenure, Ms. Cherwoo also served as a Senior Advisory Partner in EY’s Private
Equity practice group, from 2009 and served financial services clients as a Global Client Service
Partner and Global Tax Account Leader, from 1991. From 2001 to 2004, Ms. Cherwoo served as the founding Chief Executive Officer of EY’s Global Shared Services operations in Bangalore,
India, which was EY’s first global offshoring center for client-facing operations. Ms. Cherwoo currently serves on the board of World Kinect Corporation and is a former board member of
Doma Holdings Inc. and World Quantum Growth Acquisition Corporation. In addition, Ms.
Cherwoo has been an Executive in Residence at Columbia Business School since 2023, a member of the Advisory Board of Land O’Lakes Inc. from 2020 to 2025, a Board Director of Tax
Analysts since 2020, a board member of the National Association of Corporate Directors – New
York Chapter since 2021, and a member of the Board of Trustees of International House of New
York since 2008 and a member of the Investment Committee of the Rockefeller Brothers Fund
since 2025. Ms. Cherwoo is a Certified Public Accountant and holds a B.Sc. in Accounting as
Valedictorian from Sacred Heart University in Fairfield, Connecticut. Ms. Cherwoo has also attended Executive Education programs at Harvard Business School for Strategic Leadership for
EY Partners and at Northwestern University, Kellogg School of Management.

SHARDA CHERWOO Independent Director Age: 67 Director Since: 2023

Qualifications: Ms. Cherwoo had a distinguished career as a senior partner at EY and brings extensive knowledge and expertise in the private equity, financial services, and health care industries.
Committees:
•Audit Committee
Skills and Experience:
•Accounting and Finance; Financial Services;
Global Perspective; Risk Management and
Compliance; Senior Executive and Corporate
Governance; Sustainability; Technology and/
or Cybersecurity

Ms. Filler was appointed to our Board of Directors effective April 1, 2022, and is a member of the
Nominating and Governance Committee. Ms. Filler retired as President of Retail Products, Chief
Marketing Officer, and Chief Merchandising Officer at Walgreen Co. in 2017. Prior to Walgreen
Co, Ms. Filler served in Executive Vice President roles at Walmart and at Kraft Foods. Prior to
Kraft, Ms. Filler served a long tenure at Hanesbrands, including Group CEO roles of its largest branded apparel businesses. Ms. Filler is Lead Independent Director at Danaher Corporation,
where she has served as a Director since 2004. She serves as Chair of the Nominating &
Governance Committee and on the Science & Technology Committee. Ms. Filler also serves as
Chair of Veralto Corporation, and on its Compensation Committee. Ms. Filler earned an MBA from Harvard Business School and an MS from the University of North Texas.

LINDA H. FILLER Independent Director Age: 66 Director Since: 2022

Qualifications:
Ms. Filler has extensive experience in senior
management roles and deep expertise in
marketing, branding, and corporate strategy,
as well as experience serving as a lead
independent director at large,
global businesses.

Committees:
•Nominating and Corporate
Governance Committee
Skills and Experience:
•Accounting and Finance; Branding and
Marketing; Global Perspective; Senior
Executive and Corporate Governance;
Succession Planning and Human Capital
Management; Sustainability

12	CARLYLE	Proxy Statement 2026

Corporate Governance

Ms. Fitt was appointed to our Board of Directors effective May 2, 2012, and is the Chairperson of the Nominating and Corporate Governance Committee and a member of the Audit and
Compensation Committees. Ms. Fitt served as Secretary (CEO) of the Royal Academy of Arts in
London from October 2002 to March 2005. Prior to that, Ms. Fitt was a partner with Goldman
Sachs & Co. Ms. Fitt is currently a director of Ciena Corporation (where she serves as Chair of the Board and is a member of the Nominating and Governance Committee) and The Progressive
Corporation (where she serves as Chairperson, and serves on the Investment and Capital
Committee and as chair of the Nominating and Governance Committee). Ms. Fitt is a former director of Micro Focus International, ARM Holdings PLC, and Thomson Reuters. She is also a trustee or director of several not-for-profit organizations including the Goldman Sachs
Foundation. Ms. Fitt earned her AB in history at Brown University and her MBA from the Darden
School of the University of Virginia.

LAWTON W. FITT Independent Director Age: 72 Director Since: 2012

Qualifications:
Ms. Fitt has an extensive financial services
background and a distinguished career at
Goldman Sachs in investment banking and
risk analysis, bringing unique insight into the
operation of global capital markets.

Committees:
•Audit Committee
•Compensation Committee
•Nominating and Corporate
Governance Committee (Chair)
Skills and Experience:
•Accounting and Finance; Financial Services;
Global Perspective; Risk Management and
Compliance; Senior Executive and Corporate
Governance; Succession Planning and
Human Capital Management

Mr. Hance is an Operating Executive of Carlyle and a member of our Board of Directors.
Mr. Hance was appointed to our Board of Directors effective May 2, 2012. Mr. Hance joined
Carlyle in November 2005 as an Operating Executive and has worked primarily in our Global
Credit segment and the financial services sector. Prior to joining Carlyle in 2005, Mr. Hance served as Vice Chairman of Bank of America from 1993 until his retirement on January 31, 2005 and served as Chief Financial Officer from 1988 to 2004. Prior to joining Bank of America, Mr.
Hance spent 17 years with Price Waterhouse (now Pricewaterhouse Coopers LLP). Mr. Hance is
currently a director of Acuity Brands Inc. (where he serves as the Lead Independent Director and on the Compensation Committee). Mr. Hance is a former director of Ford Motor Company, Sprint
Nextel Corporation, Morgan Stanley, Duke Energy Corporation, Cousins Properties, Parkway, Inc.
and Bank of America Corporation. Mr. Hance serves as Emeritus Trustee on the Board of
Trustees at Washington University in St. Louis. Mr. Hance graduated from Westminster College and received an MBA from Washington University in St. Louis. He is a Certified Public Accountant.

JAMES H. HANCE, JR. Operating Executive and Director Age: 81 Director Since: 2012

Qualifications:
Mr. Hance brings an invaluable perspective
drawn from his extensive senior leadership
experience in the financial services industry,
including his tenure as Chief Financial
Officer of Bank of America Corporation. He
also offers deep familiarity with our business
and operations gained through his service as
an Operating Executive of Carlyle, which the
Board believes enhances its oversight of
the firm’s financial, strategic, and
risk-related matters.

Committees:
•None
Skills and Experience:
•Accounting and Finance; Financial Services;
Global Perspective; Risk Management and
Compliance; Senior Executive and Corporate
Governance; Sustainability; Technology and/
or Cybersecurity

CARLYLE	Proxy Statement 2026	13

Corporate Governance

Mr. Ordan was appointed to our Board of Directors effective April 1, 2022, serves as our Lead
Independent Director, and is a member of the Compensation and Nominating and Corporate
Governance Committees. Mr. Ordan served as Executive Chair of Pediatrix Medical Group, a physician-led healthcare organization, from January 1, 2023 through January 10, 2025, when he was appointed to his current position of Chairman and Chief Executive Officer. Mr. Ordan formerly served as Chief Executive Officer of Pediatrix Medical Group from July 2020 through
December 2022. Prior to joining Pediatrix Medical Group, Mr. Ordan founded and served as
Chief Executive Officer of Quality Care Properties after serving as founding Chief Executive
Officer of Washington Prime Group. Mr. Ordan has held a number of CEO roles including at
Sunrise Senior Living, The Mills Corporation, and Balducci’s, and was founder and CEO of Fresh
Fields Markets, which he later merged with Whole Foods Markets. Mr. Ordan is a member of the executive committee of the board of the U.S. Chamber of Commerce. Mr. Ordan received his BA from Vassar College, and his MBA from Harvard Business School. He serves on the board of
Holton-Arms School.

MARK S. ORDAN Lead Independent Director Age: 67 Director Since: 2022

Qualifications:
Mr. Ordan has extensive leadership
experience from serving as the CEO of
multiple companies, giving him considerable
operational expertise, as well as valuable
perspective from his prior service on other
public company boards.

Committees:
•Compensation Committee
•Nominating and Corporate
Governance Committee
Skills and Experience:
•Accounting and Finance; Branding and
Marketing; Financial Services; Global
Perspective; Government, Public Policy, and
Regulatory Affairs; Senior Executive and
Corporate Governance; Succession Planning
and Human Capital Management

Mr. Rice was appointed to our Board of Directors effective March 8, 2021, and is a member of the Audit and Compensation Committees. Mr. Rice served as executive vice president of CVS
Health and President of CVS Caremark, the pharmacy benefits management business of CVS
Health, from March 2018 to February 2020. Previously, he held various executive positions at Eli
Lilly and Company, most recently executive vice president of Global Services and chief financial officer from 2006 to 2017. Mr. Rice is currently a director of Bristol-Meyers Squibb Company
(where he serves on the Audit Committee and the Compensation and Management Development
Committee), Target Corporation (where he serves on the Audit and Finance Committee and the
Infrastructure and Investment Committee) and The Walt Disney Company (where he serves on the Audit Committee). Mr. Rice received his Bachelor of Science degree in Electrical and
Electronics Engineering from Kettering University and an MBA from Indiana University.

DERICA W. RICE Independent Director Age: 61 Director Since: 2021

Qualifications:
Mr. Rice has extensive experience
overseeing complex, global business
operations and possesses deep knowledge
of a wide range of financial and accounting
matters, developed over his distinguished
career at CVS Health and Eli Lilly and
Company. He also brings significant
experience as a director of large, global
businesses, which enhances the Board’s
oversight of our strategy and performance.

Committees:
•Audit Committee
•Compensation Committee
Skills and Experience:
•Accounting and Finance; Branding and
Marketing; Global Perspective; Government,
Public Policy, and Regulatory Affairs; Risk
Management and Compliance; Senior
Executive and Corporate Governance;
Succession Planning and Human Capital
Management; Sustainability

14	CARLYLE	Proxy Statement 2026

Corporate Governance

Mr. Shaw was appointed to our Board of Directors effective May 2, 2012, and is the Chairperson of the Audit Committee. Mr. Shaw was the Vice Chairman of Marriott International, Inc. until his retirement in March 2011. Prior to becoming Vice Chairman of Marriott, Mr. Shaw served as
President and Chief Operating Officer of Marriott from 1997 until 2009. Mr. Shaw joined Marriott in 1974 and held various positions, including Corporate Controller, Corporate Vice President,
Senior Vice President-Finance, Treasurer, Chief Financial Officer, Executive Vice President and
President of Marriott Service Group. Prior to joining Marriott, Mr. Shaw worked at Arthur
Andersen & Co. Mr. Shaw is Chairman of the Board of Directors of Marriott Vacations Worldwide
Corporation, a Director of DiamondRock Hospitality (where he serves as Chairman of the Audit
Committee and serves on the Compensation Committee and Nominating and Corporate
Governance Committee) and is a former member of the Board of Trustees of three funds in the
American Family of mutual funds from 2009 to 2015. Mr. Shaw serves on the Board of Trustees of the University of Notre Dame. Mr. Shaw graduated from the University of Notre Dame and received an MBA from Washington University in St. Louis.

WILLIAM J. SHAW Independent Director Age: 80 Director Since: 2012

Qualifications:
Mr. Shaw has an extensive financial
background and significant public company
operating and management experience,
developed over his distinguished career in
various senior leadership roles at Marriott.

Committees:
•Audit Committee (Chair)
Skills and Experience:
•Accounting and Finance; Global Perspective;
Risk Management and Compliance; Senior
Executive and Corporate Governance;
Succession Planning and Human Capital
Management; Technology and/or
Cybersecurity

Mr. Welters was appointed to our Board of Directors effective October 27, 2015, and is the
Chairperson of the Compensation Committee, as well as a member of the Nominating and
Corporate Governance Committee. He is Founder, Chairman and CEO of CINQCARE Inc., a
physician-led, community-based ambulatory care delivery system that delivers whole person care in the home, whenever possible. He is Executive Chairman of the BlackIvy Group, an organization focused on building and growing commercial enterprises in Sub-Saharan Africa, and
Chairman of Somatus, Inc., a value-based kidney care company. Mr. Welters founded
AmeriChoice in 1989 and upon acquisition by UnitedHealth Group (UHG) in 2002, joined UHG serving as Senior Adviser to the Office of the CEO, Executive Vice President and Member of the
Office of the CEO, retiring in 2016. He currently serves on the public boards of Loews
Corporation and Gilead Sciences, Inc. Mr. Welters is Trustee Emeritus of Morehouse School of
Medicine Board of Trustees, Chairman Emeritus of the Board of New York University School of
Law, Vice Chairman of the Board of New York University, a Trustee of NYU Langone Medical
Center, and a founding member of the National Museum of African American History and Culture.

ANTHONY WELTERS Independent Director Age: 71 Director Since: 2015

Qualifications:
Mr. Welters has extensive entrepreneurial
and operating expertise, as well as strong
familiarity with board responsibilities,
oversight, and control, gained through his
significant experience serving on the boards
of directors of various public companies.

Committees:
•Compensation Committee (Chair)
•Nominating and Corporate
Governance Committee
Skills and Experience:
•Global Perspective; Senior Executive
and Corporate Governance;
Succession Planning and Human
Capital Management

CARLYLE	Proxy Statement 2026	15

Corporate Governance
BOARD COMPOSITION
Board Nomination Process
The Nominating and Corporate Governance Committee considers director candidates recommended by the Company’s shareholders, directors, officers, and employees and third-party search firms and other sources it deems appropriate.
The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential director candidates. All candidates are reviewed in the same manner, regardless of the source of the recommendation. Any recommendation submitted to the Corporate Secretary of the Company should be in writing and should include any supporting material the shareholder considers appropriate in support of that recommendation, though must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, Carlyle, 1001 Pennsylvania Avenue, NW, Washington, DC 20004. All recommendations for nomination received by the Corporate Secretary that satisfy the notification, timeliness, consent, information, and other requirements set forth in our amended and restated certificate of incorporation relating to director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. See “Frequently Asked Questions—
How can I submit nominees or shareholder proposals in accordance with our amended and restated certificate of incorporation?” for additional information.
Director Qualifications
The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board of Directors those candidates to be nominated for election to the Board.
When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s incumbent directors, provide a blend of skills and experience to further enhance the effectiveness of the Board. More specifically, the Nominating and Corporate Governance
Committee considers:
•minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought, and an ability to work collegially; and
•all other factors it considers appropriate, which may include age, diversity of background, ability to devote time to the Board, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations, corporate governance background, financial and accounting background, executive compensation background, relevant career experience, and the size, composition, and combined expertise of the existing Board.
The Board monitors the mix of specific experience, qualifications, and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
Although we have no formal policy regarding board diversity, the Board believes that diversity, which includes such factors as background, skills, experience, expertise, gender, race, and culture, is an important component of board composition to support effective decision-making and corporate resilience. Moreover, the Board does not discriminate on the basis of race, color, national origin, gender, religion, disability, or sexual orientation in selecting director candidates.

16	CARLYLE	Proxy Statement 2026

Corporate Governance
Director Characteristics

100%	100%	62%

Global Perspective	Senior Executive and Corporate Governance experience	Sustainability or Technology and/or Cybersecurity experience
Board Diversity Matrix
Among our director nominees, Mses. Filler and Fitt identify as female and white, Mses. Beschloss and Cherwoo identify as female and Asian, Messrs. Rice and Welters identify as male and African American or Black, and Messrs. Conway, D’Aniello,
Rubenstein, Schwartz, Hance, Ordan, and Shaw identify as male and white.

	Board Diversity Matrix (As of April 23, 2026)
Total Number of Directors	13
Gender Identity	Female	Male
Directors	4	9
Demographic Background
Asian	2	—
African American or Black	—	2
White	2	7

CARLYLE	Proxy Statement 2026	17

Corporate Governance
Board Skills and Experience Matrix
When determining that each of our directors is particularly well suited to serve on our Board, we considered the following.

Accounting and Finance. Directors bring expertise in financial reporting, audit knowledge, and experience in capital markets.

Branding and Marketing. Directors bring expertise in brand development, marketing, and sales at a global scale and in local markets relevant to Carlyle’s business.

Financial Services. Directors possess in- depth knowledge of the financial services industry or private equity.

Global Perspective. Directors provide valuable insights on how Carlyle should continue to grow and manage its businesses outside the United States.

Government, Public Policy, and Regulatory Affairs. Directors possess insight and experience in managing governmental and regulatory affairs.

Risk Management and Compliance. Directors possess in-depth knowledge and experience with risk management and compliance matters relevant to Carlyle’s global business.

Senior Executive and Corporate Governance. Directors bring valuable insight and senior executive experience on matters relating to corporate governance, management, operations, and compensation.

Succession Planning and Human Capital
Management. Directors bring expertise in
ensuring Carlyle has sufficient talent, robust
development, and retention practices and
supporting our people and culture.

Sustainability. Directors bring experience in the areas of environmental impact, climate change, corporate responsibility, or sustainability strategies.

Technology and/or Cybersecurity. Directors
possess experience in the development and
adoption of new technology, including artificial
intelligence, or the management of information
security or cybersecurity risks at companies.

18	CARLYLE	Proxy Statement 2026

Corporate Governance
Director Independence
Our Board of Directors has affirmatively determined that eight of our director nominees and continuing directors satisfy the independence requirements of Nasdaq, the SEC, and our Governance Policy, including with respect to applicable committee membership. These directors are Mses. Beschloss, Cherwoo, Filler, and Fitt and Messrs. Ordan, Rice, Shaw, and Welters.
Based on all the relevant facts and circumstances, the Board determined that the independent directors have no relationship with us that would impair their independence as it is defined in the Nasdaq rules and our Governance Policy. In reaching the
Board’s determination, with respect to Ms. Beschloss, it considered her prior employment with Carlyle over two decades ago and her various philanthropic and social associations that, in certain instances, may overlap with certain other directors’
associations. With respect to Mr. Welters, it considered his various philanthropic and social associations that, in certain instances, may overlap with certain other directors’ associations. The Board determined that the above would not interfere with either of Ms. Beschloss or Mr. Welters’s independence from management and exercise of independent judgment in carrying out the responsibilities of an independent director. To assist it in making its independence determinations, the Board adheres to the following standards, which are described in our Governance Policy:
Under any circumstances, a director is not independent if:
•the director is, or has been within the preceding three years, employed by a Carlyle Entity. A Carlyle Entity means us and any parent or subsidiary that we control and consolidate into our financial statements, respectively, filed with the SEC,
(but not if we reflect such entity solely as an investment in these financial statements);
•the director, or an immediate family member of that director, accepted any compensation from a Carlyle Entity in excess of
$120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than (i) compensation for director or committee service, (ii) compensation paid to an immediate family member who is an employee (other than an executive officer) of a Carlyle Entity, and (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;
•the director is an immediate family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;
•the director is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization (including a charitable organization) to which a Carlyle Entity made, or from which a Carlyle Entity received, payments for property or services in the current or any of the past three fiscal years that exceed five percent
(5%) of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:
•payments arising solely from investments in a Carlyle Entity’s securities; or
•payments under non-discretionary charitable contribution matching programs;
•the director is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of a Carlyle Entity serve on the Compensation Committee of such other entity; or
•the director is, or has an immediate family member who is, a current partner of a Carlyle Entity’s outside auditor, or was a partner or employee of a Carlyle Entity’s outside auditor who worked on a Carlyle Entity’s audit at any time during any of the past three years.
The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence:
•if the director or an immediate family member of that director serves as a director or trustee of a charitable organization, and our annual charitable contributions to that organization (excluding contributions by us under any established matching gift program) are less than the greater of $200,000 or five percent (5%) of that organization’s consolidated gross revenues in its most recent fiscal year, provided, however, that in calculating such amount (i) payments arising solely from investments in the Carlyle Entity’s securities and (ii) payments under non-discretionary charitable contribution matching programs shall be excluded; and
•if the director or an immediate family member of that director (or a company for which the director serves as a director or executive officer) invests in or alongside of one or more investment funds or investment companies managed by us or any of our subsidiaries, whether or not fees or other incentive arrangements for us or our subsidiaries are borne by the investing person.

CARLYLE	Proxy Statement 2026	19

Corporate Governance
BOARD OVERSIGHT OF OUR FIRM
Our Board of Directors is responsible for oversight of the business and affairs of Carlyle. In order to drive long-term, sustainable value for all our shareholders and other stakeholders, the Board discusses and receives regular updates on a wide variety of matters affecting the firm and advises our leadership team to help drive success. The Board views our people and culture as one of our most valuable assets. The Board’s key oversight responsibilities include, among others:
Board’s Key Oversight Responsibilities

Strategy	Risk Management and Cybersecurity	CEO and Financial Performance and Reporting

Succession Planning and Human Capital Management	People and Culture	Sustainability
Oversight of Strategy
Our Board advises management on the development and communication of an effective business strategy for the firm, including the enhancement of existing businesses and the pursuit of disciplined growth opportunities. The Board regularly receives presentations from key leaders of our business segments on their strategic plans, budgets, and major initiatives, and engages with members of the leadership team to help devise and execute growth initiatives, assess risks and opportunities, and steer the firm’s overall strategic direction in a manner that supports sustainable long-term value creation for our shareholders, alignment with our multi‑year financial and strategic objectives, and prudent capital allocation and risk management across the firm.

20	CARLYLE	Proxy Statement 2026

Corporate Governance
Oversight of Risk Management and Cybersecurity
Oversight of Risk Management
Our approach to risk management is to focus on identifying relevant sources of risk, and ensuring that the right personnel from various business segments, divisions, and disciplines within the firm are effectively coordinating and collaborating to manage areas of critical risk. Of utmost importance is the Board’s focus on reputational risk, which is routinely evaluated across all aspects of our business.

BOARD OVERSIGHT
•Our Board is responsible for oversight of the firm’s enterprise risk management strategy and its risk tolerance.
•Other areas of risk management addressed by the Board include, among others, global and regional market dynamics, political and legislative risk, and environmental and social risk. While the full Board exercises responsibility for enterprise risk management, each Board committee maintains appropriate risk oversight within the scope of its committee function.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

•Undertakes oversight of
financial, tax, legal and
compliance risks.
•Monitors the adequacy of our
capital and liquidity positions.
•Oversees risks relating to
technology and information
security, including cybersecurity.
	•Oversees risks relating to our compensation programs and strategies for attracting, motivating and retaining employees, and aligning their interests with those of our business and our shareholders.	•Oversees risk relating to the effectiveness of our Board, the quality of leadership, and succession planning. •Oversees our approach to sustainability strategy.

LEADERSHIP TEAM

•With the guidance and oversight of the Board and its committees, management of day-to-day judgments on risk matters throughout the business has been delegated to the leadership team.

Oversight of Cybersecurity
Global Technology & Solutions (“GTS”) is essential for Carlyle to conduct investment activities, manage internal administration activities, and connect our global enterprise. As part of our GTS strategy and governance processes, we develop and routinely refine our technology architecture and solutions to deliver value to our investors. Our systems, data, network, and infrastructure are monitored and administered by formal controls and risk management processes that help protect the data and privacy of our employees, investors, and other stakeholders. In addition, our business continuity plans are designed to allow critical business functions to continue in an orderly manner in the event of a system outage. Our GTS team works closely with our business segment teams to maintain operational resilience through business continuity planning and annual IT disaster recovery and incident response plan testing, which collectively support the goal of mitigating risk were an emergency to occur.

CARLYLE	Proxy Statement 2026	21

Corporate Governance
Our Board oversees our enterprise risk management strategy, including our strategy on cybersecurity and artificial intelligence risks, directly and through its committees. In this respect, the Audit Committee oversees our risk management program, which focuses on the most significant risks we face in the short-, intermediate-, and long-term timeframe. Our Information Security
Committee (“ISC”), which is chaired by our Chief Information Security Officer and composed of senior representatives from our business, compliance, and risk management departments, monitors threats and prioritizes the initiatives of our information security program. In addition, we seek to educate our employees on how to safeguard Carlyle’s information assets through security awareness training focused on cyber risks, as well as simulated phishing exercises that provide insight into the effectiveness of our security training. Employees serve an integral role in protecting Carlyle’s data and attest to complying with various requirements both during onboarding and on an annual basis.

SELECT CYBERSECURITY BEST PRACTICES
•Multi-factor authentication for remote access, privileged access management for system administrators, application whitelisting, laptop encryption, mobile device management software, and advanced malware defenses on endpoints
•Incident preparedness and response planning and risk mitigation
•Independent and continuous security testing, assessment, and third-party risk management
•Regular security awareness training, including phishing simulations
•Restrictions on access to personal email accounts, cloud storage, social media, risk-based categories of websites, and USB storage devices
•Device and system access management policies and procedures that restrict access upon employee or contractor separation from the Company
•Attestations by Carlyle personnel to abide by firm policies, such as our acceptable use policy, upon hire and annually

Oversight of Chief Executive Officer and Financial Performance
and Reporting
A primary role of the Board is to assess the performance of our Chief Executive Officer. The Compensation Committee plays an important part in such assessment in its role of awarding compensation based on firm and individual performance. Such assessments of the Chief Executive Officer are accomplished throughout the year in meetings of the Board and its committees and as part of the annual, year-end compensation review process.
In addition, our Board and the Audit Committee routinely monitor the financial performance of the firm. Our Chief Financial
Officer provides the Audit Committee and the Board at each regularly scheduled meeting with critical financial information that allows the Board and its Committees to perform their oversight responsibilities. The Audit Committee oversees management’s preparation and presentation of the quarterly and annual financial statements and the operation of our internal controls over financial reporting, including our disclosure and valuation processes.
Oversight of Succession Planning and Human Capital
Management and People and Culture
We view our employees as one of our most valuable assets, and our Board and Compensation Committee are responsible for oversight of the firm’s approach to managing human capital. In promoting the efficacy of our employee base, the Board encourages compensation that rewards performance and aligns employee incentives with the best interests of all our shareholders and other stakeholders, including through our enhanced, performance‑based compensation programs. In addition, the Board oversees our general succession planning strategy and works to ensure that we have sufficient talent, robust development and retention practices, and the depth of leadership necessary to support Carlyle’s long-term strategic objectives.
Our employees around the globe are united by our culture, which is driven by our mission to invest wisely and create value for all our shareholders and other stakeholders. We seek to achieve this mission by creating a culture where employees strive to deliver exceptional performance, accelerate the Carlyle flywheel, and scale high-growth opportunities. We also seek to foster lateral working relationships across and beyond Carlyle while working as one team to drive long-term value creation and support the execution of our multi‑year growth strategy. In addition, we strive to lead by example in driving and embracing change. We demand the highest standards of ethical dealings, and we require collaboration and cooperation among all parts

22	CARLYLE	Proxy Statement 2026

Corporate Governance
of our firm. In doing so, we bring to bear the best ideas for investment excellence from all areas within our global footprint and maximize the value of the services we provide to our stakeholders. Our Board oversees our leadership team in its efforts to encourage and sustain our culture and values, recognizing that our people and culture are critical to Carlyle’s ability to deliver durable, long-term performance.
Oversight of Sustainability
We strive to embed sustainability within Carlyle as part of our investment approach where we believe it will drive financial performance. Our Board ultimately oversees the firm’s approach to sustainability. The Nominating and Corporate Governance
Committee, which takes a leadership role in shaping our corporate governance, including oversight of and approach to our sustainability strategy, has appointed Linda H. Filler as the Board’s Sustainability Lead. The Board receives updates on sustainability strategy and investment implications at least annually, and receives reports on thematic issues, such as Carlyle’s approach to climate risk and opportunity, from our Co-Heads of Global Sustainability.
BOARD STRUCTURE AND GOVERNANCE PRACTICES
Board Leadership Structure
Our Board of Directors oversees our business and affairs and currently consists of 13 directors. A majority of the directors on our Board are independent.
Two of our co-founders, William E. Conway, Jr. and David M. Rubenstein, currently serve as Co-Chairmen of the Board. Our
Chief Executive Officer, Harvey M. Schwartz, also serves as a Board member.
Mark S. Ordan serves as our Lead Independent Director and presides at executive sessions of the independent directors and engages with them between Board and Committee meetings. In addition, the Lead Independent Director works closely with the independent directors to provide objective oversight of our business and facilitates communications with the Board, the identification of matters for consideration by the Board and management, and the formulation of appropriate guidance to be provided by the independent directors. The Lead Independent Director also routinely engages with our largest shareholders and other stakeholders and, along with the other independent directors and the fully independent Committees, as appropriate, provides input on the composition and design of the Board, and the leadership team’s approach to risk management. See
“Board Oversight of our Firm” for additional information.
We believe this leadership structure is effective and appropriate and currently serves us well. Our Chief Executive Officer utilizes the Board as a resource for insights and advice, while focusing his efforts on leading the business and leadership team. We benefit from our co-founders’ extensive knowledge and experience in the global investment management industry and the continuity they have provided as Carlyle transitioned from a private partnership to a public company. At the same time, we benefit from the broad range of perspectives of our independent directors, with a strong Lead Independent Director.
Annual Meeting Attendance
Directors are strongly encouraged to attend the Annual Meeting of Shareholders. All of our incumbent directors attended the
2025 Annual Meeting, except for one director due to a preexisting conflict.
Board and Committee Meetings
During 2025, the Board of Directors held seven meetings, the Audit Committee held 10 meetings, the Compensation
Committee held five meetings, and the Nominating and Corporate Governance Committee held three meetings. In 2025, each incumbent director attended at least 75% of each of the meetings of the Board and Committees on which he or she served during the period for which he or she was a director or Committee member, respectively. The independent directors of the
Company also meet in executive session without management.
Board Committees
Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the
Nominating and Corporate Governance Committee.

CARLYLE	Proxy Statement 2026	23

Corporate Governance

AUDIT COMMITTEE

William J. Shaw Chair Members: Sharda Cherwoo Lawton W. Fitt Derica W. Rice Meetings in 2025: 10
Principal Responsibilities:
The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its obligations with respect to matters involving our accounting, auditing, financial reporting, internal control, and legal compliance functions, including, without limitation, assisting the Board’s oversight of:
•the quality and integrity of our financial statements,
•our compliance with legal and regulatory requirements,
•our independent registered public accounting firm’s qualifications and independence,
•the performance of our independent registered public accounting firm and our internal audit function,
•directly appointing, retaining, reviewing, and terminating our independent registered public accounting firm, and
•our technology and information security, including cybersecurity.
The members of our Audit Committee have not participated in the preparation of our financial statements at any time during the past three years and meet the financial sophistication requirements for service on an audit committee of a board of directors pursuant to the Nasdaq
Listing Rules relating to corporate governance matters. The Board has determined that
Mr. Shaw, Ms. Cherwoo, Ms. Fitt, and Mr. Rice are each an “audit committee financial expert”
within the meaning of Item 407(d)(5) of Regulation S-K.
The Audit Committee’s charter is available on our website at ir.carlyle.com.

COMPENSATION COMMITTEE

Anthony Welters Chair Members: Lawton W. Fitt Mark S. Ordan Derica W. Rice Meetings in 2025: 5
Principal Responsibilities:
Our Compensation Committee is responsible for, among other duties and responsibilities:
•reviewing and approving, or recommending to the Board for approval, all forms of compensation to be provided to, and employment agreements with, our executive officers,
•establishing and reviewing our overall compensation philosophy,
•reviewing and approving, or recommending to the Board for approval, awards under our equity incentive plan, and overseeing the administration of our equity incentive plan, and
•reviewing, approving and monitoring our Stock Ownership Guidelines and clawback policies
(including our Incentive Compensation Clawback Policy and our Dodd-Frank Incentive
Compensation Clawback Policy).
In addition, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee may also delegate to one or more officers of the Company the authority to make certain grants and awards under the Company’s equity incentive plan to employees of the Company or its affiliates who are neither directors or executive officers, as the Compensation Committee deems appropriate and in accordance with the terms of such plan, provided that such delegation is in compliance with the plan and the laws of the State of Delaware.
The Compensation Committee’s charter is available on our website at ir.carlyle.com.

24	CARLYLE	Proxy Statement 2026

Corporate Governance

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Lawton W. Fitt Chair Members: Linda H. Filler Mark S. Ordan Anthony Welters Meetings in 2025: 3
Principal Responsibilities:
Our Nominating and Corporate Governance Committee is responsible for, among other duties and responsibilities:
•identifying candidates qualified to serve on our Board,
•reviewing the composition of the Board and its committees,
•developing and recommending to the Board corporate governance principles that are applicable to us,
•overseeing the evolution of the Board, and
•taking a leadership role in shaping our corporate governance, including oversight of and approach to sustainability strategy.
The Nominating and Corporate Governance Committee’s charter is available on our website at
ir.carlyle.com.

Compensation Committee Interlocks and Insider Participation
For a description of certain transactions between us and the members of our Compensation Committee, see “Certain
Relationships and Related Transactions.”
Governance Policy
The Board of Directors has a governance policy that addresses significant issues of corporate governance and sets forth procedures by which our Board carries out its responsibilities. The governance policy is available on our website at
ir.carlyle.com.
Code of Ethics for Financial Professionals
We have a Code of Conduct and a Code of Ethics for Financial Professionals, which apply to our principal executive officer, principal financial officer, and principal accounting officer. Each of these codes is available on our website at ir.carlyle.com.
We intend to disclose any legally required amendment to or waiver of the Code of Ethics for Financial Professionals and any
waiver of our Code of Conduct on behalf of an executive officer or director either on our website or in a Current Report on
Form 8-K filing with the SEC.

CARLYLE	Proxy Statement 2026	25

Corporate Governance
STAKEHOLDER ENGAGEMENT
We engage with our shareholders, fund investors, portfolio companies, colleagues, and communities to help set priorities, assess progress, and strengthen our corporate governance practices. We facilitate these discussions through individual and small group meetings, industry and Carlyle-hosted conferences, perception surveys, and interactions with consultants and rating agencies. We are committed to ongoing, transparent communication with all our stakeholders. In 2025, we further enhanced our approach to stakeholder engagement. Highlights from 2025 include, among others:
•Hosted detailed quarterly earnings calls to discuss our results with up to 17 covering analysts and hundreds of external stakeholders, including shareholders;
•Conducted regular update calls and in-person or virtual meetings with the vast majority of our existing shareholders and many prospective domestic and international shareholders;
•Participated in multiple in-person investor conferences to discuss Carlyle’s opportunity set, growth objectives, and financial results with several hundred current and potential investors in individual or group meetings;
•Hosted periodic update calls with our fund investors to provide transparency on their investments and share our global insights during a period of significant uncertainty;
•Convened Global Investor Conferences attended by our fund investors and employees; and
•Held our Shareholder Update in February 2026 to review our 2025 financial results and 2028 targets.
Shareholder Engagement and Outreach
We conduct shareholder outreach throughout the year to engage with our shareholders on issues that are important to them and to gather feedback on our strategy, governance, and executive compensation practices. The leadership team reports back to our Board of Directors on this engagement, including key themes and specific issues to be addressed. During our 2025 engagement, the vast majority of our meetings with shareholders involved Board participation, including our Lead Independent
Director and/or the Chair of our Compensation Committee, underscoring the Board’s direct involvement in shareholder engagement. In addition, for the first time we sought engagement with both leading proxy advisory firms. Glass Lewis accepted our request, and the Chair of our Compensation Committee and members of management met with them to discuss our corporate governance and executive compensation philosophy.
Our Process and Approach

ENGAGEMENT	COMMUNICATION	FEEDBACK

The leadership team, Investor
Relations, and the Corporate
Secretary regularly engage with
our shareholders to solicit
feedback on matters such as
executive compensation,
corporate governance, and
sustainability, and our
directors also participate in
these engagements.

We routinely engage with our
shareholders through quarterly
earnings presentations and
calls, SEC filings, our Annual
Report and Proxy Statement,
the Annual Meeting of
Shareholders, and various
investor meetings
and conferences.

We review shareholder
feedback, as well as trends and
developments in corporate
governance, with our Board and
Nominating and Corporate
Governance Committee as we
work to enhance our
governance profile and improve
our disclosures.

2025 ENGAGEMENT OVERVIEW

•64% of shares outstanding contacted	•55% of shares outstanding engaged	•78% of meetings with Board participation

The above percentages exclude shares that are beneficially held by Carlyle insiders, including our directors and executive officers. See “Compensation Discussion and Analysis—Shareholder Engagement on Executive Compensation” for a
discussion of our compensation-related shareholder engagement initiatives and our 2025 say-on-pay vote results.

26	CARLYLE	Proxy Statement 2026
Audit Matters

Item 2	Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2026

Our Audit Committee has selected Ernst & Young as our independent registered public accounting firm to perform the audit of our consolidated financial statements for 2026. Representatives of Ernst & Young are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

FOR	BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the ratification of the selection of Ernst & Young as our independent registered public accounting firm for 2026.

The appointment of Ernst & Young as our independent registered public accounting firm for 2026 is being submitted to our shareholders for ratification at the Annual Meeting. Our Board recommends that shareholders vote “FOR” the ratification of the selection of Ernst & Young as our independent registered public accounting firm. The submission of the appointment of
Ernst & Young is required neither by law nor by our bylaws. Our Board is nevertheless submitting this matter to our shareholders to ascertain their views. If our shareholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Audit Committee. Even if the selection is ratified, the Audit
Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

CARLYLE	Proxy Statement 2026	27

Audit Matters
FEES PAID TO INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The following table summarizes the aggregate fees, including expenses, for professional services provided by Ernst & Young for the years ended December 31, 2025 and 2024 (dollars in millions).

	Year Ended December 31, 2025
	The Carlyle Group Inc.		Carlyle Funds		Total
Audit Fees	$5.5	(a)	$38.0	(d)	$43.5
Audit-Related Fees	0.1	(b)	30.1	(e)	30.2
Tax Fees
Tax Compliance	1.5		0.3		1.8
Tax Advisory	2.1		0.5		2.6
Total Tax Fees	$3.6	(c)	$0.8	(d)	$4.4
All Other Fees	—		—		—
Total	$9.2		$68.9		$78.1

	Year Ended December 31, 2024
	The Carlyle Group Inc.		Carlyle Funds		Total
Audit Fees	$5.7	(a)	$34.7	(d)	$40.4
Audit-Related Fees	0.5	(b)	14.1	(e)	14.6
Tax Fees
Tax Compliance	1.4		0.4		1.8
Tax Advisory	4.8		0.1		4.9
Total Tax Fees	$6.2	(c)	$0.5	(d)	$6.7
All Other Fees	—		—		—
Total	$12.4		$49.3		$61.7
References to Carlyle refer to the Company and our consolidated subsidiaries and references to Carlyle Funds refer to investment funds and vehicles advised by Carlyle.
(a)Audit Fees consisted of fees for: (i) the audits of our consolidated financial statements included in our Annual Report on Form 10-K and our internal controls over financial reporting, and services required by statute or regulation; (ii) reviews of interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q; and (iii) comfort letters, consents, and other services related to SEC and other regulatory filings. This also includes fees for accounting consultation billed as audit services.
(b)Audit-Related Fees consisted of due diligence in connection with acquisitions, and other audit and attest services not required by statute or regulation.
(c)Tax Fees consisted of fees for services rendered for tax compliance and tax planning and advisory services. We also use other accounting firms to provide these services.
(d)Ernst & Young also provided audit and tax services to certain investment funds managed by Carlyle in its capacity as the general partner or investment advisor. We also use other accounting firms to provide these services.
(e)Audit-Related Fees included assurance, merger and acquisition due diligence services provided in connection with contemplated investments by
Carlyle-sponsored investment funds, and attest services not required by statute or regulation. In addition, Ernst & Young provided audit, audit-related, tax, and other services to certain Carlyle fund portfolio companies, which are approved directly by the portfolio company’s management and are not included in the amounts presented here. We also use other accounting firms to provide these services. The increase in Audit-Related Fees for 2025 compared to 2024 was primarily related to additional merger and acquisition due diligence services provided in connection with contemplated investments by Carlyle-sponsored investment funds.
PRE-APPROVAL POLICIES AND PROCEDURES
Our Audit Committee Charter, which is available on our website at www.carlyle.com under “Shareholders,” requires the Audit
Committee to approve in advance all audit and non-audit related services to be provided by our independent registered public accounting firm in accordance with the audit and non-audit related services pre-approval policy. All services reported in the
Audit, Audit-Related, and Tax categories above were approved by the Audit Committee.

28	CARLYLE	Proxy Statement 2026

Audit Matters
AUDIT COMMITTEE REPORT
Our Audit Committee consists of Mr. Shaw (Chair), Ms. Cherwoo, Ms. Fitt, and Mr. Rice. The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its obligations with respect to matters involving our accounting, auditing, financial reporting, internal control, and legal compliance functions, including, without limitation, assisting the Board’s oversight of:
•the quality and integrity of our financial statements,
•our compliance with legal and regulatory requirements,
•our independent registered public accounting firm’s qualifications and independence,
•the performance of our independent registered public accounting firm and our internal audit function,
•directly appointing, retaining, reviewing, and terminating our independent registered public accounting firm, and
•our technology and information security, including cybersecurity.
The members of our Audit Committee meet the independence standards and financial sophistication requirements for service on an audit committee of a board of directors pursuant to the federal securities laws and Nasdaq Listing Rules relating to corporate governance matters. The Board has determined that Mr. Shaw, Ms. Cherwoo, Ms. Fitt, and Mr. Rice are each an
“audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee’s charter is available on our website at ir.carlyle.com.
As noted above, the Audit Committee is directly responsible for appointing, retaining, and reviewing our independent registered public accounting firm, Ernst & Young, which process includes, among other things, reviewing and evaluating the qualifications, performance, and independence of the audit partners responsible for our audit, and overseeing the required rotation of the lead audit partner. In appointing Ernst & Young, the Audit Committee considered, among other things, the quality and efficiency of the services, the technical capabilities of the engagement teams, and the engagement teams’ understanding of the Company’s business. The Audit Committee and the Board believe that the continued retention of Ernst & Young to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders and have recommended that shareholders ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year 2026.
The Audit Committee discussed the auditors’ review of our quarterly financial information with the auditors prior to the release of such information and the filing of our quarterly reports with the SEC. The Audit Committee also reviewed and discussed with management and Ernst & Young our audited year-end financial statements.
In addition, the Audit Committee discussed with Ernst & Young the matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and received the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with the auditors the auditors’
independence. In determining Ernst & Young’s independence, the Audit Committee considered, among other things, whether
Ernst & Young’s provision of audit and non-audit services, and the amount of fees paid for such services, were compatible with the independence of the independent registered public accountants. The Audit Committee also discussed with the auditors and our financial management matters related to our internal controls over financial reporting. Based on these discussions and the written disclosures received from Ernst & Young, the Audit Committee recommended that the Board include the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

William J. Shaw (Chair) Sharda Cherwoo Lawton W. Fitt Derica W. Rice

CARLYLE	Proxy Statement 2026	29
Executive Officers
Our leadership team operates under the strategic direction of our Chief Executive Officer. Below are the names, ages, and positions of our executive officers. There are no family relationships among any of our directors or executive officers.
In July 2025, we announced the appointment of Messrs. Jenkins, Nedelman, and Redett as Co-Presidents and Mr. Plouffe as
Chief Financial Officer, effective January 1, 2026. These proven leaders partner with Mr. Schwartz to drive overall firm-wide strategy, investment performance, and client strategy across our global platform.

Mr. Schwartz is the Chief Executive Officer of Carlyle and member of the Board of Directors.
He has served in such capacity since February 15, 2023, and is based in New York. Mr. Schwartz formerly worked at Goldman Sachs from 1997 to 2018, with his last position being President and
Co-Chief Operating Officer. He also held numerous senior leadership positions, including Chief
Financial Officer and Global Co-Head of the Securities Division. Mr. Schwartz started his career at J. B. Hanauer & Co., and then moved to First Interregional Equity Corporation. In 1989, he joined Citigroup, where he worked in the firm's credit training program and developed a specialty in structuring commodity derivatives. Mr. Schwartz serves on the board of One Mind, a nonprofit that accelerates collaborative research and advocacy to enable all individuals facing brain health challenges to build healthy, productive lives. Mr. Schwartz previously served on the board of
Sofi Technologies, Inc. from May 2021 through November 2024. He is involved in a range of investment and philanthropic endeavors that include a focus on mental health and developing future business leaders, including women and young people seeking a career in finance.
Mr. Schwartz earned his BA from Rutgers University, where he is a member of the university’s
Board of Governors and its Hall of Distinguished Alumni. He received his MBA from
Columbia University.

Harvey M. Schwartz Chief Executive Officer and Director Age: 62

Mr. Jenkins is the Co-President and Head of Global Credit & Insurance of Carlyle. He is a
member of the Leadership Committee and is based in New York. Mr. Jenkins joined Carlyle in
2016. Prior to joining Carlyle, Mr. Jenkins was a Senior Managing Director at Canada Pension
Plan Investment Board (“CPPIB”) and led the Global Private Investment group. He was Chair of the Credit Investment Committee and Chair of the Private Investments Committee and also managed the Portfolio Value Creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit
Investments, a multi-strategy platform making direct principal credit investments. He also led
CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle market lending. Prior to CPPIB, he was Managing Director, Co-Head of Leveraged Finance
Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs in senior positions within the Fixed Income and Financing groups in New York. Mr. Jenkins is member of the Board of Directors of Fortitude Re. Mr. Jenkins
previously served on the Boards of Directors of Wilton Re, Teine Energy, Antares Capital,
Merchant Capital Solutions, Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc., and
Carlyle Secured Lending III. Mr. Jenkins earned a B.Comm degree from Queen’s University.

Mark Jenkins Co-President and Head of Global Credit & Insurance Age: 59

30	CARLYLE	Proxy Statement 2026

Executive Officers

Mr. Nedelman is the Co-President and Global Head of Client Business of Carlyle. He is a
member of the Leadership Committee and New Products Committee and is based in New York.
In his role, Mr. Nedelman leads the global investor relations team and oversees global distribution across the firm’s three business segments, with a focus on both the institutional and global wealth channels. Mr. Nedelman joined Carlyle in 2023.  Prior to joining Carlyle, he was a
Partner and Senior Managing Director at Certares from 2020 to 2023. At Certares, he was a member of the Investment Committee and Management Committee of Certares Management
LLC, as well as a member of the Investment Committee and Management Committee of the CK
Opportunities Fund.  Before Certares, Mr. Nedelman spent over 25 years at Goldman Sachs, most recently as the Co-Chief Operating Officer of Global Equities, where he played a lead role expanding the firm’s financing and execution products and services. He was a member of the
Firmwide Client and Business Standards Committee and the Securities Division Executive
Committee. Previously, he was Global Head of Prime Services, which included the Prime
Brokerage, Clearing (GSEC), and Futures businesses. Prior to that, he was the Head of
Americas Equity Sales. Mr. Nedelman received a BA from UC Berkeley and an MBA from the
Kellogg School of Management at Northwestern University.

Jeff Nedelman Co-President and Global Head of Client Business Age: 59

Mr. Redett is the Co-President and Head of Global Private Equity of Carlyle. He is based in New
York. Mr. Redett joined Carlyle in 2007 as an Investor on the Global Financial Services team. He formerly served as the Chief Financial Officer and Head of Corporate Strategy from October 2023 to 2025, the sole Head of Global Financial Services from 2020 to September 2023, and the Co-
Head of Global Financial Services from 2016 to 2020. Mr. Redett is a 25-year veteran of the financial services industry and has been deeply involved in the operations and management of many financial services businesses during his career. He has led or been a key contributor to some of Carlyle’s significant investments across various subsectors of financial services, including Duff & Phelps, TCW, BankUnited, Hilb Group, EPIC, DBRS, Central Pacific Bank,
CFGI, Sedgwick, PIB Group, Ignyte and JenCap. He currently serves on the boards of directors for Hilb Group and Captrust. Prior to joining Carlyle, Mr. Redett worked at Goldman Sachs from
2005 to 2007, and JPMorgan from 2000 to 2005. He received an MBA from New York University and a BS from the University of Colorado.

John C. Redett Co-President and Head of Global Private Equity Age: 58

Ms. LoBue is the Chief Operating Officer of Carlyle. She is based in New York. Ms. LoBue is a member of Carlyle’s Leadership and Operating Committees. Previously, she was Deputy COO
of Carlyle from February 2024 to June 2024. Prior to that, Ms. LoBue spent over 20 years at
Goldman Sachs, most recently as an Advisory Director working across global divisions on strategic growth initiatives. Before that, Ms. LoBue was a Partner in the Global Markets division, responsible for leading and managing client-facing businesses in a variety of areas. She managed the firm’s Investment Grade Corporate Bond sales team, founded and led the Credit
Products Group, and drove the revenue growth of the firm’s Structured Products, Relative
Value and Solutions, and Credit Derivatives franchise efforts. Prior to joining Goldman Sachs,
Ms. LoBue was a Structured Products Salesperson and CMBS Research Analyst at J.P. Morgan.
Ms. LoBue was also the founder of Greenback Labs, a platform that focused on advancing emerging ideas and businesses by working with entrepreneurs to validate business ideas and execute growth strategies. Ms. LoBue is a Board Member of Enel Finance Americas, the
financing arm within the Enel Group, and she is a member of the Board of Regents at Boston
College. Ms. LoBue has an MBA in Finance and Marketing from NYU, and a Bachelor of Science in Marketing and Psychology from Boston College.

Lindsay P. LoBue Chief Operating Officer Age: 51

CARLYLE	Proxy Statement 2026	31

Executive Officers

Mr. Plouffe is the Chief Financial Officer of Carlyle and is a member of the Risk Committee and
Capital Markets Oversight Committee. He is based in New York. Mr. Plouffe joined Carlyle in
2007 and has focused on investing across Carlyle’s credit strategies and driving growth initiatives for the Global Credit platform. He has served as a Portfolio Manager for several cross-platform credit strategies, including Carlyle Tactical Private Credit Fund (“CTAC”), and on various Global
Credit investment committees. He has also served as the President and Chief Executive Officer of Carlyle’s affiliated Business Development Companies, Carlyle Secured Lending, Inc. (“CSL”)
and Carlyle Credit Solutions, Inc. (“CARS”) and as the Chief Executive Officer of TCG Capital
Markets L.L.C., Carlyle’s SEC-registered broker/dealer affiliate. He previously served on the boards of directors of CTAC, CSL, CARS, and Carlyle Secured Lending III. Mr. Plouffe has
overseen new issuances of collateralized loan obligations, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics, and negotiated a wide variety of financing facilities. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He also has served as a Clerk on the U.S. Court of Appeals for the First Circuit and as a Legislative Assistant
to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and a JD from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder and holds Series 7, 24, 57, 63, 79, and 99 licenses.

Justin V. Plouffe Chief Financial Officer Age: 49

Mr. Ferguson is the General Counsel of Carlyle. He is based in Washington, DC. Mr. Ferguson joined Carlyle in 1999. In his capacity as the global General Counsel of Carlyle, he serves as the head of the firm’s legal and compliance functions. He is also a member of Carlyle’s Leadership,
Operating, and Risk Committees. Prior to joining Carlyle, Mr. Ferguson worked as an attorney with Latham & Watkins and Vinson & Elkins. Mr. Ferguson received his law degree from
University of Virginia School of Law in 1991. He also received an undergraduate degree in political science from University of Virginia, where he was a member of Phi Beta Kappa.
Mr. Ferguson is a member of the bars of the District of Columbia and Virginia.

Jeffrey W. Ferguson General Counsel Age: 60

32	CARLYLE	Proxy Statement 2026
Letter on Behalf of Our
Compensation Committee
Dear Fellow Shareholders,
On behalf of the entire Board of Directors, thank you for your investment in Carlyle. As our Chief Executive Officer, Harvey
Schwartz, and our Lead Independent Director, Mark Ordan, described in their Letter on behalf of the Board of Directors,
Carlyle finished 2025 with significant operating momentum, setting several financial records amid an increasingly complex economic and geopolitical backdrop. We also delivered a total shareholder return of 20% in 2025 and 119% over the past three years from 2023 through 2025. These results reflect strong performance across fundraising, investment deployment, and realizations, as well as continued progress against the firm’s strategic priorities.
Under the leadership of Mr. Schwartz and his strong management team, Carlyle has sharpened its strategic focus, advanced its operating model, and deepened its culture of performance and accountability. Over the past several years, it has been my privilege to steer the Compensation Committee as we sought to change our compensation philosophy to drive these key priorities and align our compensation programs with the interests our shareholders have indicated are most important to them.
Over the past several years, the Compensation Committee has been particularly focused on driving a culture of performance and accountability through our compensation philosophy and programs. We have had the pleasure of speaking with many of you regarding our approach to compensation and have appreciated your candid feedback. In particular, we have heard your views on streamlining our compensation programs and using our programs to foster alignment and drive long-term performance and value creation.
Our Compensation Philosophy (page 45) emphasizes at‑risk, performance‑based compensation, with a significant portion of total pay delivered in equity and performance-based awards that vest over multiple years. This structure is intended to motivate sustainable value creation, discourage excessive risk‑taking, and foster a strong ownership mindset among our leaders. In designing and overseeing this program, the Compensation Committee considers a broad range of quantitative and qualitative firm and individual performance factors, including firm financial results, individual performance, strategic execution, talent development, culture, and risk management.
During our shareholder engagement this past year, you expressed support for the firm’s overall compensation program and recognition that our programs are performance-based and well-aligned to your interests, including through our Stock Price
Appreciation PSU Award Program and the PSUs granted to Mr. Schwartz, which incentivize the achievement of rigorous stock price targets and are a central piece of our Compensation Elements (page 48). Many of you also noted a focus on our responsible management of shareholder dilution, which we successfully managed to effectively 0% in 2025 and which will be further bolstered through our new $2.0 billion share repurchase authorization. We appreciate the specific and detailed feedback we have received during these discussions, which has informed enhancements to our disclosure and helped to ensure our programs remain closely aligned with your interests. We have sought to be responsive to your feedback and have incorporated it into our Compensation Decision-Making Process (page 46).
We appreciate your support and constructive dialogue and look forward to continuing these year-round engagements. We believe that ongoing, open communication with you is essential to maintaining a compensation program that is performance‑oriented, market‑competitive, and aligned with long‑term value creation. To read more about our engagement efforts, please see “Stakeholder Engagement” (page 25) and “Shareholder Engagement on Executive
Compensation” (page 44).

ANTHONY WELTERS
Chair of the Compensation Committee
April 23, 2026

CARLYLE	Proxy Statement 2026	33
Compensation Matters

Item 3	Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan

Proposal Summary
Our 2012 Equity Incentive Plan was initially adopted on May 2, 2012, and was later amended and restated effective
January 1, 2020, June 1, 2021, May 30, 2023, and May 29, 2024 (as amended through such dates, the “Existing Plan” or the “Equity Incentive Plan”). As of April 6, 2026, approximately 17,523,587 shares remained available for future grants under the Existing Plan, and there were a total of 22,467,620 shares underlying previously granted restricted stock units that remained outstanding and eligible to vest under the Existing Plan (counting the number of shares underlying such outstanding awards based on assumed maximum level performance in the case of awards subject to vesting based on uncompleted performance periods). In addition, as of April 6, 2026, there were a total of 2,672,485 shares underlying previously granted restricted stock units (inclusive of accrued dividend equivalent units) granted outside of the Equity
Incentive Plan that remained outstanding and eligible to vest pursuant to an inducement equity grant to our Chief
Executive Officer (counting the number of shares underlying such outstanding awards based on assumed maximum level performance in the case of awards subject to vesting based on uncompleted performance periods). Other than as described in the preceding sentences, there are no outstanding equity awards covering shares of our common stock pursuant to the Existing Plan or otherwise.
Our Board of Directors recommends that you approve Carlyle’s Amended and Restated 2012 Equity Incentive Plan in the
form attached as Appendix B and marked to show the proposed amendments to the Existing Plan (the “Amended Plan”), which further amends and restates the Existing Plan to (i) increase the share reserve under the Amended Plan by an additional 19,000,000 shares (from 58,800,000 shares under the Existing Plan to 77,800,000 shares, of which approximately 36,523,587 shares would be available for future grants following and subject to approval of the Amended
Plan), (ii) extend the term of the Amended Plan to June 3, 2036, and (iii) provide for the recycling of shares that are withheld from awards (other than stock options and share appreciation rights) to cover tax withholding obligations.
Strategic Rationale
Our Board of Directors and Compensation Committee believe that approval of this proposal is in the best interests of both our shareholders and Carlyle. The Board and Compensation Committee view their role as stewards of the Equity Incentive
Plan as a key responsibility and, through the evolution of our compensation strategy over the past few years, have prioritized alignment with our shareholders via equity ownership as a primary goal. Equity-based compensation is generally the most significant component of compensation for our senior leaders. This is consistent with our focus on aligning the interests of our people with those of our shareholders and our pay-for-performance compensation philosophy. The decision to grant equity-based awards is made based on individual and firm performance, and the ultimate value of the awards is tied to our ability to deliver sustained value creation for our shareholders.
This alignment of interests between our employees and our shareholders has been further strengthened through our Bonus
Deferral Program and Stock Price Appreciation PSU Award Program, two initiatives that have served to drive equity ownership and shareholder alignment further into our organization. Approval of the Amended Plan will ensure we have sufficient capacity to continue these shareholder-aligned programs and further drive employee equity ownership and performance accountability.  The Amended Plan will also provide flexibility to retain and incentivize our senior leaders to deliver on our multi-year 2028 financial and operating targets introduced at the recent Shareholder Update in February 2026.

34	CARLYLE	Proxy Statement 2026

Compensation Matters

Our Board and Compensation Committee, together with our senior management team, recognize the importance of prudently using equity awards and concurrently managing dilution over time. Over the past several years our senior management team has redesigned our strategic approach to capital management to be proactive in managing dilution through our new share repurchase program, while also funding organic growth initiatives that we expect will drive progress on our multi-year financial targets. The Board and Compensation Committee will continue their deliberate process to closely monitor equity awards, taking into account burn rate, overall net dilution of our shares, overhang, and benchmarking data to ensure awards are made in a disciplined and sustainable manner. By approving this proposal, shareholders will strengthen
Carlyle’s performance-driven culture, deepen alignment with our employees, and support the creation of sustainable, long-
term value for all stakeholders.

FOR	BOARD RECOMMENDATION
The Board unanimously recommends a vote “FOR” the approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan.

Summary of the Amended Plan
The following description of the Amended Plan is not complete and is qualified by reference to the full text of the Amended
Plan, which is attached as Appendix B hereto. The Amended Plan will continue to be a source of equity-based awards permitting us to grant to our senior Carlyle professionals, employees, directors and consultants non-qualified options, share appreciation rights, common shares, restricted common shares, deferred restricted common shares, phantom restricted common shares and other awards based on our common shares. As of April 6, 2026, approximately 2,500 persons were eligible to participate in the Amended Plan.
Administration
The Compensation Committee will administer the Amended Plan. However, the Board of Directors may delegate such authority to another committee or subcommittee of the Board of Directors (or the full Board of Directors). We refer to the Board of Directors or the committee or subcommittee thereof to whom authority to administer the Amended Plan has been delegated
(including, without limitation, the Compensation Committee), as the case may be, as the “Administrator.” The Administrator will determine who will receive awards under the Amended Plan, as well as the form of the awards, the number of shares underlying the awards and the terms and conditions of the awards consistent with the terms of the Amended Plan. The
Administrator also will have full authority to interpret and administer the Amended Plan, which determinations will be final and binding on all parties concerned.
Under the terms of the Amended Plan, vesting of (or lapsing of restrictions on) an award at the time of grant may not occur any more rapidly than on the first anniversary of the grant date for such award (or the date of commencement of employment or service, in the case of a grant made in connection with a participant’s commencement of employment or service), other than (i)
in connection with a change in control, (ii) as a result of a participant’s death or disability, or (iii) as a result of a participant’s retirement or involuntary or constructive termination without cause; provided, that such minimum vesting condition will not be required on awards covering, in the aggregate, a number of shares not to exceed 5% of the Absolute Share Limit, as described below.
Shares Subject to the Amended Plan
The total number of our common shares that may be issued pursuant to awards granted under the Amended Plan shall be
77,800,000 (the “Absolute Share Limit”). The shares may consist, in whole or in part, of unissued shares or treasury shares.
The issuance of shares or payment of cash upon the exercise, vesting or settlement of an award or in consideration of the cancellation or termination of an award shall reduce the total number of shares available under the Amended Plan, as applicable. If shares are not issued or are withheld from payment of an award (other than an option or share appreciation right)
on or after the date the Amended Plan is approved by shareholders to satisfy tax obligations with respect to the award, such shares will be added back to the aggregate number of shares with respect to which awards may be granted under the
Amended Plan. When an option or share appreciation right is granted under the Amended Plan, the number of shares subject to the option or share appreciation right will be counted against the aggregate number of shares with respect to which awards may be granted under the Amended Plan as one share for every share subject to such option or share appreciation right. No shares will be added back to the share reserve under the Amended Plan with respect to exercised share appreciation rights granted under the Amended Plan. Additionally, no shares will be added back to the share reserve under the Amended Plan in

CARLYLE	Proxy Statement 2026	35

Compensation Matters
the event that (i) a portion of the shares covered by an option are tendered to the Company or “net settled” to cover payment of the option exercise price or (ii) the Company utilizes the proceeds received upon option exercise to repurchase shares on the open market or otherwise. In the event that any awards under the Amended Plan terminate or lapse for any reason (in whole or in part), including, without limitation, due to failure to achieve performance-vesting or service-vesting criteria, on or after the date of shareholder approval of the Amended Plan without payment of consideration, the number of shares subject to such terminated or lapsed portion of awards shall be available for future award grants under the Amended Plan. Under the
Amended Plan, the maximum number of shares subject to awards granted during a calendar year to any non-employee director serving on the Board of Directors, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed $750,000 in total value (with the value of awards being calculated based on the grant date fair value of such awards for financial reporting purposes).
Options and Share Appreciation Rights
The Administrator may award non-qualified options under the Amended Plan. Options granted under the Amended Plan will become vested and exercisable at such times and upon such terms and conditions as may be determined by the Administrator at the time of grant, but an option generally will not be exercisable for a period of more than 10 years after it is granted. To the extent permitted by the Administrator, the exercise price of an option may be paid in cash or its equivalent, in shares having a fair market value equal to the aggregate option exercise price, partly in cash and partly in shares and satisfying such other requirements as may be imposed by the Administrator or through the delivery of irrevocable instructions to a broker to sell shares obtained upon the exercise of the option and to deliver promptly to us an amount out of the proceeds of the sale equal to the aggregate option exercise price for the common shares being purchased or through net settlement in shares.
The Administrator may grant share appreciation rights independent of or in conjunction with an option. Each share appreciation right granted independent of an option shall entitle a participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share over (B) the exercise price per share, multiplied by (ii) the number of shares covered by the share appreciation right, and each share appreciation right granted in conjunction with an option will entitle a participant to surrender to us the option and to receive such amount. Payment will be made in shares and/or cash
(any common share valued at fair market value), as determined by the Administrator.
No “repricing” of options or share appreciation rights will be permitted without shareholder approval. Additionally, no dividends, dividend equivalent payments or similar distributions will be made with respect to options or share appreciation rights prior to the date of any actual share issuance upon exercise or settlement or the option or share appreciation right.
Other Equity-Based Awards
The Administrator, in its sole discretion, may grant or sell shares, restricted shares, deferred restricted shares, phantom restricted shares and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair value of, our shares. Any of these other equity-based awards may be in such form, and dependent on such conditions, as the
Administrator determines, including without limitation the right to receive, or vest with respect to, one or more shares (or the equivalent cash value of such shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. The Administrator may in its discretion determine whether other equity-based awards will be payable in cash, shares or a combination of both cash and shares. To the extent that any dividends or dividend equivalent payments may be paid with respect to any other equity-based awards, no such dividend or dividend equivalent payments will be made unless and until the corresponding portion of the underlying award becomes earned and vested in accordance with its terms.
Adjustments Upon Certain Events
In the event of any change in the outstanding shares by reason of any share distribution or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of shares or other corporate exchange, or any distribution to holders of shares other than regular cash dividends, or any transaction similar to the foregoing, the Administrator in its sole discretion and without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number or kind of shares or other securities issued or available for future grant under our Amended Plan or pursuant to outstanding awards, (ii) the option price or exercise price of any option or share appreciation right and/or (iii) any other affected terms of such awards.

36	CARLYLE	Proxy Statement 2026

Compensation Matters
Change in Control
In the event of a change in control (as defined in the Amended Plan), the Amended Plan provides that the Administrator may, but shall not be obligated to (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award,
(ii) cancel awards for fair value (which, in the case of options or share appreciation rights, shall be equal to the excess, if any, of the fair market value of a share at the time of such change in control over the corresponding exercise price of the option or share appreciation right), (iii) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Amended Plan as determined by the Administrator in its sole discretion or (iv) provide that, with respect to any awards that are options or share appreciation rights, for a period of at least 15 days prior to the change in control, such options and share appreciation rights will be exercisable as to all shares subject thereto and that upon the occurrence of the change in control, such options and share appreciation rights will terminate.
Transferability
Unless otherwise determined by our Administrator, no award granted under the plan will be transferable or assignable by a participant in the plan, other than by will or by the laws of descent and distribution.
Amendment, Termination, and Term
The Administrator may amend or terminate the Amended Plan, but no amendment or termination shall be made without the consent of a participant, if such action would materially diminish any of the rights of the participant under any award theretofore granted to such participant under the Amended Plan; provided, however, that the Administrator may amend the Amended Plan and/or any outstanding awards in such manner as it deems necessary to permit the Amended Plan and/or any outstanding awards to satisfy applicable requirements of the Internal Revenue Code or other applicable laws. The Amended Plan will have a term of 10 years from the date on which the Amended Plan is approved by our shareholders (i.e., until June 3, 2036).
Clawback Policies
Awards under the Amended Plan will be subject to any clawback, recoupment or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed to the participant. For a description of our clawback policies, see “Compensation Discussion & Analysis–Compensation Governance Practices–Clawback Policies.”
U.S. Tax Consequences of the Amended Plan Awards
Introduction
The following general discussion of the federal income tax consequences of awards to be granted under the Amended Plan is based on current federal tax laws and regulations, does not purport to be a complete description of the federal income tax laws, and does not purport to be a representation as to the actual tax consequences that any participant or the Company may in fact incur. Participants may also be subject to certain state and local taxes, which are not described below.
Non-Qualified Stock Options
If the award granted is a non-qualified stock option, no income is realized by the participant at the time of grant of the option, and no deduction is available to the Company at such time. At the time of a cash or equivalent exercise, ordinary income is realized by the participant in an amount equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option exercise price, and the Company receives a tax deduction for the same amount, subject to Section
162(m), discussed below. Upon disposition, any difference between the participant’s tax basis in the Common Stock and the amount realized on disposition of the shares is treated as capital gain or loss.
Share Appreciation Rights
The participant realizes no income at the time a share appreciation right is granted, and no deduction is available to the
Company at such time. When the right is exercised, ordinary income is realized by the participant in the amount of the cash

CARLYLE	Proxy Statement 2026	37

Compensation Matters
and/or the fair market value of the Common Stock received by the participant, and the Company shall be entitled to a deduction of the same amount, subject to Section 162(m), discussed below.
Restricted Stock Units
If the award granted is an RSU, the participant will not recognize any income for federal income tax purposes when RSUs are granted because restricted share units are not considered to be “property” for purposes of the Internal Revenue Code and no deduction is available to the Company at such time. After the RSUs vest and are settled, the participant will be required to treat as ordinary income an amount equal to the full fair market value of the shares of Common Stock and any cash received. If the participant sells the shares of Common Stock, the participant generally will have a taxable capital gain (or loss). Because the participant will have recognized income when any stock was distributed, the amount of this gain (or loss) is the difference between the sale price and the fair market value of the stock on the date it was distributed. Subject to Section 162(m), discussed below, the Company is generally entitled to a deduction equal to the amount of ordinary income recognized by the participant as the result of an RSU award. If a participant forfeits his or her RSU award, no gain or loss is recognized and no deduction is allowed.
Restricted Stock Awards
Subject to Section 162(m), discussed below, the Company receives a deduction and the participant recognizes taxable income equal to the fair market value of the restricted stock award at the time the restrictions on the stock awarded lapse, unless the participant elects to recognize such income immediately by so electing, within 30 days after the date of grant by the Company to the participant of a restricted stock award, as permitted under Section 83(b) of the Internal Revenue Code, in which case both the Company’s deduction and the participant’s inclusion in income occur on the grant date. The value of any other stock award granted to participants shall be taxable as ordinary income to such participant in the year in which such stock is received, and the Company will be entitled to a corresponding tax deduction, subject to Section 162(m).
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code of 1986 (as amended, the “Code”) generally disallows publicly-listed companies from taking a tax deduction for compensation in excess of $1,000,000 paid to “covered employees,” which “covered employees” can include the chief executive officer, the chief financial officer, the three other highest paid executive officers, certain individuals who were previously “covered employees,” and certain other highly compensated employees.
Section 409A of the Internal Revenue Code
Section 409A of the Code (“Section 409A”) covers certain nonqualified deferred compensation arrangements and generally establishes rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) on the service provider who is entitled to receive the deferred compensation.
Certain awards that may be granted under the Amended Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A. While the Compensation Committee intends to administer and operate the Amended Plan and establish terms (or make required amendments) with respect to awards subject to Section 409A in a manner that will avoid the imposition of additional taxation under Section 409A upon a participant, there can be no assurance that additional taxation under Section 409A will be avoided in all cases.
New Plan Benefits Under the Amended Plan
Because future awards under the Amended Plan will be granted at the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.
Registration with the SEC
We intend to file a Registration Statement on Form S-8 with the SEC registering the additional shares of Common Stock that will be issuable under the Amended Plan if it is approved by shareholders promptly after such approval.

38	CARLYLE	Proxy Statement 2026

Compensation Matters
Awards Previously Granted Under the Existing Plan
The following table sets forth the equity awards issued under the Existing Plan that have been received as of April 6, 2026 to the following persons or groups: (i) our chief executive officer; (ii) each of our other Named Executive Officers; (iii) our current executive officers as a group; (iv) our current non-executive officer directors as a group; (v) each nominee for election as a director; and (vi) all employees, including all current officers who are not executive officers, as a group. There have been no equity awards granted to (i) any associate of any current director who is not a Named Executive Officer or nominee or (ii) any associate of any executive officer. In addition, except as set forth in footnote 2 below, no person has received equity awards under the Existing Plan which in the aggregate accounted for five percent or more of the total number of equity awards received under the Existing Plan.
On April 6, 2026, the closing price of our common stock, as reported on Nasdaq, was $46.87.

Name and Position	RSU Grants (1)
Harvey M. Schwartz, Chief Executive Officer and Director	731,351
William E. Conway, Jr., Founder, Co-Chairman and Director	—
Daniel A. D’Aniello, Founder, Chairman Emeritus and Director	—
David M. Rubenstein, Founder, Co-Chairman and Director	—
John C. Redett, Co-President and Former Chief Financial Officer	2,369,210
Lindsay P. LoBue, Chief Operating Officer	809,029
Jeffrey W. Ferguson, General Counsel	1,072,161
Afsaneh Beschloss, Director	10,239
Sharda Cherwoo, Director	15,948
Linda H. Filler, Director	21,713
Lawton W. Fitt, Director	73,643
James H. Hance, Jr., Operating Executive and Director	60,708
Mark S. Ordan, Lead Independent Director	21,713
Derica W. Rice, Director	29,274
William J. Shaw, Director	73,643
Anthony Welters, Director	57,066
All Current Executive Officers as a Group	12,230,885
All Current Non-Executive Officer Directors as a Group	363,947
All Employees, other than Executive Officers, as a Group (2)	58,234,999
(1)The number of shares to be issued in respect of unvested performance-vesting RSUs has been calculated based on the assumption that the maximum level of performance applicable to such RSUs will be achieved.
(2)Amounts shown exclude awards granted to employees who departed from the Company on or prior to April 6, 2026. As previously disclosed, Kewsong Lee, our former chief executive officer, received 6,531,006 RSUs since the inception of the Existing Plan in 2012, of which 1,347,960 were forfeited upon his termination in August 2022.

CARLYLE	Proxy Statement 2026	39

Compensation Matters
Securities Authorized for Issuance Under Equity
Compensation Plans
The table set forth below provides information concerning the awards that have been and may be issued under equity compensation plans approved by security holders and equity compensation plans not approved by security holders, in each case, as of December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)(3)
Equity compensation plans approved by security holders	21,855,565	(1)	—	23,355,929
Equity compensation plans not approved by security holders	3,701,622	(2)	—	—
Total	25,557,187		—	23,355,929
(1)Reflects the outstanding number of restricted stock units granted under the Equity Incentive Plan as of December 31, 2025. The amounts reported in the table assume maximum performance for any performance-vesting RSUs which have not vested as of December 31, 2025.
(2)Consists of 3,701,622 shares of our common stock as of December 31, 2025, which may be issued upon (i) the vesting and settlement of outstanding RSUs, including any accrued dividend equivalent RSUs, in accordance with the terms of the Global Restricted Stock Unit Agreement, by and between the Company and Harvey M. Schwartz, and (ii) the vesting and settlement of outstanding PSUs, including any accrued dividend equivalent PSUs, in accordance with the terms of the Performance-Based Restricted Stock Unit Agreement, by and between the Company and Mr. Schwartz (collectively, the "”Schwartz Sign-On
Awards”), but does not include an indeterminate number of dividend equivalent RSUs and PSUs that may be accrued on such awards in connection with the future declaration and payment of dividends on shares of our common stock. The Schwartz Sign-On Awards were granted to Mr. Schwartz in reliance on the employment inducement exemption provided under the Nasdaq Listing Rule 5635(c)(4).
(3)Consists of shares of our common stock available for future issuance under our Equity Incentive Plan, including nonqualified stock options, stock appreciation rights, RSUs, restricted stock, performance-based awards and other equity-based awards.

40	CARLYLE	Proxy Statement 2026

Compensation Matters

Item 4	Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, and the related rules of the SEC, we are asking our shareholders to cast a non-binding, advisory vote to approve the compensation of our named executive officers, as described in these proxy materials.
The formal resolution for Item 4 reads as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this Proxy
Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”
We encourage shareholders to carefully review the Compensation Discussion and Analysis that follows, including the
Shareholder Engagement on Executive Compensation section, which outlines our ongoing dialogue with investors and how their feedback directly shapes our compensation philosophy.
In making executive compensation decisions, our Board and Compensation Committee emphasize:
•Strong pay-for-performance alignment tied to financial results, strategic execution, and individual contributions.
•A direct link between compensation and shareholder value, primarily through equity-based awards.
•Long-term incentives designed to foster sustainable growth without encouraging excessive risk-taking.
This advisory vote provides all shareholders an important opportunity to express their views on how effectively our executive pay practices support the Company’s performance and strategic goals. Although the vote is non-binding, our
Board will carefully consider the outcome when making future compensation decisions. The next advisory vote on executive compensation is expected to be held at the 2027 Annual Meeting of Shareholders.

FOR	BOARD RECOMMENDATION
The Board recommends a vote “FOR” the approval of the compensation of our named executive officers.

CARLYLE	Proxy Statement 2026	41

Compensation Matters
COMPENSATION DISCUSSION AND ANALYSIS
CD&A At-A-Glance
Named Executive Officers
For the year ended December 31, 2025, our “named executive officers” or “NEOs” were:

Harvey M. Schwartz (Chief Executive Officer)	John C. Redett (Co-President and Former Chief Financial Officer)	Lindsay P. LoBue (Chief Operating Officer)	Jeffrey W. Ferguson (General Counsel)
CD&A Highlights

SHAREHOLDER ENGAGEMENT ON EXECUTIVE COMPENSATION	44	COMPENSATION GOVERNANCE PRACTICES	60
		•Risk Mitigation
COMPENSATION PHILOSOPHY	45	•Insider Trading Policies and Procedures
COMPENSATION DECISION-MAKING PROCESS	46	•Hedging and Pledging
•Compensation Decisions		•Clawback Policies
•Compensation Consultant		•Executive Stock Ownership Guidelines
•Review of Reference Companies		•Perquisites
COMPENSATION ELEMENTS	48	•Tax and Accounting Considerations
•Overview of Compensation Elements		•Policies and Practices Related to the Timing of Equity Awards
•Base Salary
•Annual Cash Performance Awards
•Long-Term Equity Awards
•Other 2025 Compensation Opportunities

42	CARLYLE	Proxy Statement 2026

Compensation Matters
Compensation Highlights

WHAT WE DO:

  Align pay with firm performance and shareholder
interests, including through use of RSUs and PSUs
  Large majority of compensation is variable, and the
majority is delivered in equity
  Long-term incentive awards are denominated and
settled in equity
  Regularly engage with shareholders as part of our
year-round, proactive engagement
  Engage an independent compensation consultant that
works directly for our Compensation Committee and
does no work for management
  Incentive compensation is subject to a clawback policy
that cover financial restatements, with one policy
extending beyond the mandates of the Dodd-Frank Act
and including recoupment upon detrimental activity

  Require our executive officers to own a minimum value
of shares of our common stock and retain a portion of
certain RSU and PSU awards for a fixed minimum
period following vesting
  Hold an annual Say-on-Pay vote and disclose response
to shareholder feedback
  Perform an annual compensation risk assessment
  For our CEO’s Sign-On PSU Award, full vesting requires
both 110% stock price appreciation over the 5-year
performance period and relative total shareholder return
(“TSR”) performance at the 60th percentile versus S&P
500 Financials Index constituent companies
  Require a qualifying termination of employment following
a change in control of Carlyle in order for any such
change in control to trigger accelerated vesting rights

WHAT WE DO NOT DO:

  No excise tax “gross-up” payments in the event of a
change in control
  No tax “gross-up” payment in perquisites for named
executive officers
  No defined benefit plan pension benefits for
executive officers
  No short sales or derivative transactions in our equity or hedging our common stock, and we generally prohibit
pledging of our stock absent prior approval

  No dividends paid in cash on unvested equity awards
  Do not count unvested PSUs or unexercised
stock options toward satisfaction of stock
ownership guidelines
  No repricing of underwater stock options
  No changes to performance targets for legacy
performance-vesting awards

CARLYLE	Proxy Statement 2026	43

Compensation Matters
Compensation Mix and Pay-for-Performance Incentive Strategy
Our executive compensation program is driven by our pay-for-performance incentive strategy, which is reflected through our use of annual performance bonuses and long-term incentives. Due to the structure of his RSU and PSU awards, Mr. Schwartz did not receive any long-term incentive awards in 2025. Accordingly, the chart below shows the mix of compensation for 2025, as reported in the Summary Compensation Table, for our named executive officers other than our CEO. This compensation mix reflects our pay-for-performance incentive strategy which, as discussed further below under “Shareholder Engagement on
Executive Compensation,” we believe is favored by our shareholders and which has been further reinforced through our Stock
Price Appreciation PSU Award Program.

Average Non-CEO NEO Pay Mix

98.1% Variable and At-Risk Pay
We believe our pay-for-performance incentive strategy is driving value creation for our shareholders. Over the past three years, we have achieved a TSR of 119%, and an annualized TSR of 30%. The chart below shows our stock price as of the last trading day of each month over the past three calendar years, which resulted in the corresponding achievement of stock price targets for Mr. Schwartz’s Sign-On PSU Award and the PSUs granted under the Stock Price Appreciation PSU Award
Program, as noted below. We believe this momentum is an indication that our awards are working as intended and creating long-term value for our shareholders and other stakeholders.

44	CARLYLE	Proxy Statement 2026

Compensation Matters
Shareholder Engagement on Executive Compensation
The Compensation Committee views shareholder feedback as an important input to its executive compensation decisions. Our shareholder engagement program is an active, year‑round process that enables open dialogue with our shareholders on a range of topics. In 2025, we reached out to shareholders representing over 64 percent of our outstanding shares with invitations to meet with our management and/or directors, including our
Lead Independent Director and the Chair of the Compensation Committee.
We held meetings with shareholders representing over 55 percent of our outstanding shares, and the feedback received in these discussions has meaningfully informed our decision‑making.

2025 Engagement Overview •Year-round, proactive engagement •64% of shares outstanding contacted •55% of shares outstanding engaged •78% of meetings with Board participation
These engagement percentages exclude shares beneficially held by Carlyle insiders, including our directors and executive officers. At our 2025 Annual Meeting of Shareholders, over 70% of votes were cast in favor of the say‑on‑pay resolution, reflecting meaningful shareholder support for our executive compensation program. We continue to engage with our shareholders on a year‑round basis regarding the elements of compensation and compensation philosophy that are most important to them. In addition, for the first time we sought engagement with both leading proxy advisory firms. Glass Lewis accepted our request, and the Chair of our Compensation Committee and members of management met with them to discuss our corporate governance and executive compensation philosophy and to provide further context on our recent executive compensation program enhancements.
Our Response to Shareholder Feedback
Given the breadth of our engagement, discussions covered a wide range of topics, with priorities varying by shareholder. With respect to executive compensation, most shareholders expressed support for our overall program, particularly the PSU awards granted under the Stock Price Appreciation PSU Award Program in 2024 and 2025 and Mr. Schwartz’s Sign‑On PSU Award,
which we designed to incentivize the achievement of rigorous stock price targets while promoting the retention of our key senior leaders.
OUR YEAR-ROUND SHAREHOLDER ENGAGEMENT PROGRAM

Spring •Publish our Proxy Statement and Annual Report •Engage with shareholders on Proxy Statement voting items •Hold Annual Meeting of Shareholders	Summer •Discuss Annual Meeting voting results and shareholder feedback with Board to determine appropriate next steps, if any •Conduct Board self- assessment •Publish annual Sustainability Report	Fall •Engage with shareholders on topics such as governance, compensation, and sustainability •Review shareholder proposals, if any	Winter •Assess governance practices and policies •Review committee charters •Discuss shareholder feedback from fall engagement meetings with Board

The Board, the Compensation Committee, and the Nominating and Corporate Governance Committee remain committed to an ongoing dialogue with our shareholders and view these discussions and feedback as essential inputs into the oversight, design, and implementation of our executive compensation programs and governance evolution. For additional information on our year-round shareholder engagement program, see “Stakeholder Engagement—Shareholder Engagement and Outreach.”

CARLYLE	Proxy Statement 2026	45

Compensation Matters
Compensation Philosophy
Our compensation philosophy has three primary objectives—pay-for-performance, alignment, and balance—that help us deliver on our business goals and objectives for all our shareholders and other stakeholders:

PAY-FOR- PERFORMANCE	ALIGNMENT	BALANCE

Establish a clear relationship between performance and compensation	Align short-term and long-term incentives with our business, our shareholders and our fund investors	Provide competitive incentive opportunities, with an appropriate balance between short-term and long-term incentives

BUSINESS GOALS AND OBJECTIVES

We seek to incentivize our named executive officers and other senior leaders to achieve our goals and objectives and to execute and deliver strong financial results for all our shareholders and other stakeholders. We believe that a key to achieving our goals and objectives is an organized, unbiased approach to compensation that is transparent and agile in response to our business needs and an evolving economy and industry.

Pay-for-Performance
As a global investment firm that manages assets across three business segments, we rely on our named executive officers and other senior leaders to set the strategy for our overall business and manage our complex global operations. More broadly, we depend on our employees’ ability to find, select, and execute investments, oversee and improve portfolio company operations to create value for our investors, find and develop relationships with fund investors and other sources of capital, and provide other services that are essential to our success by supporting our investment teams, investor relations group, and the corporate infrastructure of our firm. In order for our named executive officers and other senior leaders to deliver strong financial results and lead our employees, it is important that they are compensated in a manner that incentivizes a pay-for-
performance culture and motivates them to excel and remain with our firm.
Alignment and Balance
To further drive alignment with our shareholders and fund investors, many of our senior Carlyle professionals (including our named executive officers) and other firm leaders invest a significant amount of their own capital in or alongside funds we advise. Certain of these individuals also either have been or may be allocated a portion of carried interest or incentive fees payable in respect of our investment funds, either through direct allocations in the applicable fund or through participation in our carried interest pool (CIP) program. We believe that aligning the interests of our named executive officers and other firm leaders with the interests of both our shareholders and fund investors has been a key contributor to our firm’s strong performance and growth and strikes an appropriate balance between short-term and long-term incentives.

46	CARLYLE	Proxy Statement 2026

Compensation Matters
Compensation Decision-Making Process
Compensation Decisions
Our Compensation Committee establishes and oversees our compensation philosophy and is responsible for reviewing and approving (or recommending for the Board’s approval) the compensation for all of our executive officers, including the annual base salary, annual performance bonus, and short- and long-term incentives (including allocations of carried interest and carried interest pool, as applicable) for each executive officer. Our Compensation Committee also reviews and approves awards under (or delegates such approval authority or recommends for the Board’s approval) and oversees the administration of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan (the “Equity Incentive Plan”).
As part of our year-end compensation process, following a review of overall firm, investment fund and/or department, and individual performance, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the form and amount of compensation opportunities for our NEOs (other than with respect to his own compensation). The
Compensation Committee takes these recommendations into account, in addition to the comparative market compensation data provided by Pay Governance, its independent compensation consultant, and its own review of overall firm, investment fund and/or department, and individual performance, to arrive at the compensation it approves (or recommends to the Board for approval).
Our pay-for-performance compensation philosophy informs all of our compensation decisions. This includes our performance over both the short-term and the long-term. For example, in making compensation decisions for 2025, our Compensation
Committee considered not just our TSR performance in 2025 of 20%, but also our TSR performance of 119% from 2023 through 2025. Our Compensation Committee strives to provide incentive opportunities that encourage our senior leaders to continue providing exceptional levels of performance.
Total Stock Return versus Benchmarks

1-Year TSR	2-Year TSR	3-Year TSR
Carlyle vs. S&P 500

3-Year TSR

119% S&P 500: 86%

3-Year Annualized TSR

30% S&P 500: 23%

●	Carlyle	●	Dow Jones U.S. Asset Managers Index	●	S&P 500 Financials Index	●	S&P 500 Index	●	S&P MidCap 400 Index
In addition, our Compensation Committee also strives to ensure that our senior leaders are aligned with our shareholders.
Certain of our senior leaders have been promoted from prior roles in leading our business segments, where equity incentive awards were not a significant component of their compensation, as their prior incentives were tied more closely to the results in the business segments they were leading. In these cases, our Compensation Committee has strived to provide long-term equity awards that will align the interests of our leaders with our shareholders, with time-vesting requirements to ensure continued retention and, in the case of our PSUs, performance-vesting requirements that require strong firm-wide performance.
Our Compensation Committee is also mindful of the industry in which we compete for talent and the need to maintain a compensation program that effectively attracts and retains talent. Our Compensation Committee works closely with its

CARLYLE	Proxy Statement 2026	47

Compensation Matters
independent compensation consultant, as described below, to ensure our compensation program is competitively positioned and sufficiently incentivizes our leadership team.
Compensation Consultant
Pay Governance has been engaged by the Compensation Committee to serve as its independent compensation consultant.
In 2025, Pay Governance provided comparative market compensation data in order to provide a general understanding of current compensation practices, information on best practices and trends, and modeling of various alternative compensation structures, and performed a relative realizable pay and performance analysis for our Chief Executive
Officer’s compensation.
Review of Reference Companies
In 2025, Pay Governance provided the Compensation Committee with historical compensation data from the following companies as a reference point in connection with the Compensation Committee’s evaluation of the compensation of our named executive officers (with a particular emphasis on the practices of the companies in bold):
•Apollo Global
Management, Inc.
•Ares Management Corporation
•BlackRock Inc.
•Blackstone Inc.
•Blue Owl Capital Inc.
•Brookfield Asset
Management Ltd.
•The Goldman Sachs Group Inc.
•Jefferies Financial Group Inc.
•KKR & Co. Inc.
•Lazard Ltd.
•Morgan Stanley
•T. Rowe Price Group, Inc.
•TPG Inc.

48	CARLYLE	Proxy Statement 2026

Compensation Matters
Compensation Elements
The primary elements of our compensation program for our named executive officers are generally base salary, annual performance bonuses, and long-term incentives, including the ownership of restricted stock units (“RSUs”). We periodically review the compensation of our key employees, including our named executive officers and, from time to time, we may implement new plans or programs or otherwise make changes to the compensation structure relating to current or future key employees.
Overview of Compensation Elements
Cash and Long-Term Equity Incentives

Compensation Element		CEO	Other NEOs	Purpose and Alignment

Cash	Base Salary			Provides a base compensation floor. Not intended to be a significant element of compensation.

	Annual Performance Bonus			Rewards achievement of key strategic and financial priorities.

Long-Term Equity Awards	Annual/ Discretionary Time- Vesting RSUs			Generally awarded annually based on prior year performance. Aligns our NEOs with our shareholders through share ownership. Promotes continued retention of our NEOs.

Bonus Deferral Program RSUs
Converts a portion of the annual performance bonus otherwise payable in cash to an RSU award vesting over 3 years.
Further drives alignment between our NEOs and our shareholders by promoting share ownership.

Stock Price Appreciation Program PSUs
Drives stock price appreciation by linking vesting to rigorous stock price appreciation targets over a period of three to four years.
Designed based on the feedback received from shareholders and further aligns our NEOs with our shareholders.

2023 CEO Sign-On Awards	Sign-On PSUs
Granted in connection with Mr. Schwartz’s hiring in February 2023.
Aligns the interests of our CEO with those of our shareholders.
With respect to the Sign-On PSUs, drives both stock price appreciation over 5 years and strong relative performance, with 110% appreciation and superior outperformance relative to the constituent companies in the S&P 500 Financial Index required for full vesting.

Sign-On RSUs

Base Salary
We did not make any changes to the base salary paid to our named executive officers in 2025. We believe that our current base salary levels provide predictable cash flow for our named executive officers during the year, while still leaving a significant portion of our named executive officer’s compensation as variable, at-risk compensation contingent upon performance:

Name	2024 Base Salary	2025 Base Salary	% Change
Harvey Schwartz	$1,000,000	$1,000,000	—
John Redett	$500,000	$500,000	—
Lindsay LoBue	$500,000	$500,000	—
Jeffrey Ferguson	$500,000	$500,000	—

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Compensation Matters
Annual Cash Performance Awards
Annual Performance Bonus Opportunity
Chief Executive Officer Annual Performance Bonus Opportunity and Determination Process
Pursuant to the terms of Mr. Schwartz’s Employment Agreement, for each calendar year during the term of his employment, he is eligible for an annual performance bonus with a target value of 300% of his base salary (a target value of $3,000,000 for
2025), and with a maximum value equal to 200% of his target opportunity (for a maximum opportunity of $6,000,000 for 2025).
The amount of any bonus paid to Mr. Schwartz is not guaranteed but rather determined based on the level of attainment of
Company financial performance and individual performance measures.
For Mr. Schwartz’s annual performance bonus opportunity for 2025, the Compensation Committee determined that 50% would be determined formulaically based on Carlyle’s achievement of certain financial performance measures, with 25% tied to certain FRE targets, with goals set at the threshold (50% of target payout), target (100% of target payout) and maximum
(200% of target payout) levels of performance, and an additional 25% tied to FRE margin achievement, with the objective to maintain stable margins while investing in target growth areas.
For the remaining 50% of Mr. Schwartz’s annual performance bonus opportunity for 2025, the Compensation Committee determined that it would be based on the Compensation Committee’s evaluation of Mr. Schwartz’s performance as measured against the objectives of (1) continued progress in target growth areas, including expansion of the wealth platform, (2)
continued focus on client and shareholder outreach and engagement, (3) continued focus on a disciplined capital allocation strategy, and (4) continued progress on organizational development initiatives, including the further integration of new leaders and institutionalizing firm operations and processes, evaluated on a scale of 0-200%.
In January 2026, the Compensation Committee evaluated performance as described above and determined that Mr.
Schwartz’s final weighted achievement factor was 200% and awarded an annual performance bonus to Mr. Schwartz of
$6,000,000. The Compensation Committee’s evaluation of each component comprising the final weighted achievement factor is set forth on page 51 under “Chief Executive Officer Performance Bonus.”
Mr. Schwartz’s annual performance bonus for 2026 will be determined based on his level of attainment of financial and individual performance measures, including those related to the achievement of financial metrics, operating excellence, leadership, strategic planning and organizational design, continued scaling of high growth platforms to drive durable shareholder value, and other similar measures as determined by the Compensation Committee.
Other NEOs Annual Performance Bonus Opportunity and Determination Process
With respect to the annual performance bonus for our other NEOs, our Compensation Committee reviewed comparative market compensation data provided by its independent compensation consultant and overall firm, investment fund, and individual performance, and considered the recommendations of Mr. Schwartz, in determining the annual performance bonuses for 2025. For the full-year ended December 31, 2025, U.S. GAAP results included income before provision for income taxes of $1.2 billion and a margin on income before provision for income taxes of 24.3%. As announced in
February 2024, we updated our employee compensation program to further enhance alignment across all our shareholders and other stakeholders. The Compensation Committee considered our record performance in 2025 in making such annual performance bonus determinations:

50	CARLYLE	Proxy Statement 2026

Compensation Matters
Please see “Other Named Executive Officer Annual Performance Bonuses” for an overview of the individuals accomplishments the Compensation Committee considered in making the annual performance bonus determinations for our other NEOs, and the amount of the annual performance bonuses for our other NEOs for 2025.
Bonus Deferral Program
As part of our realigned compensation program that we announced in February 2024, we again implemented a Bonus Deferral
Program for annual performance bonuses for 2025, pursuant to which a portion of annual performance bonuses was mandatorily paid in the form of a grant of RSUs, with the amount of such deferral determined on a graduated basis, resulting in employees receiving higher annual performance bonuses having a greater proportion of such bonuses deferred in the form of a grant of RSUs. The Bonus Deferral Program generally applied to all of our employees receiving annual performance bonuses for 2025 over $175,000, except where there are contractual commitments otherwise (including for Mr. Schwartz). This was the third year of implementing our Bonus Deferral Program. By paying a portion of annual performance bonuses in the form of RSU grants, our employees are aligned with our shareholders and incentivized to drive stock price appreciation and create value for our shareholders, while achieving the objectives of our realigned compensation program. The application of the Bonus Deferral Program to 2025 annual performance bonuses resulted in 31.8% of the annual performance bonus for each of Mr. Redett and Ms. LoBue being deferred in the form of RSUs, and 19.5% of the annual performance bonus for Mr.
Ferguson being deferred in the form of RSUs.
Bonus Deferral Program RSUs for 2025 annual performance bonuses were granted to Messrs. Redett and Ferguson and Ms.
LoBue on February 1, 2026, and will be eligible to vest in three equal installments on February 1 of 2027, 2028, and 2029, generally subject to continued employment on each date. The grant date fair value of the Bonus Deferral Program RSU awards will be reflected as stock awards for 2026 in the Summary Compensation Table and in the Grants of Plan-Based
Awards in 2026 table in our Proxy Statement for our 2027 Annual Meeting of Shareholders. We may determine to pay a different percentage of annual performance bonuses in the form of RSUs under the Bonus Deferral Program in future years.

CARLYLE	Proxy Statement 2026	51

Compensation Matters
Chief Executive Officer Performance Bonus

Harvey M. Schwartz Chief Executive Officer and Director

Individual Performance Measures
50%

- Progress in target growth areas
- Client and shareholder outreach and engagement
- Disciplined capital allocation strategy
- Organizational development initiatives

FRE
25%

FRE Margin
25%

2025 Annual Performance Bonus

Overall Achievement Rating:	200%

Annual Performance Bonus:	$6,000,000

	Financial Performance Metrics Evaluation
Target Bonus Weight and Bonus Objective	Threshold (50% of Target Payout)	Target (100% of Target Payout)	Maximum (200% of Target Payout)	Achievement Rating	Weighted Payout

FRE				200%	50%
FRE Margin— maintain stable margins while investing in target growth areas				200%	50%

	Qualitative Performance Metrics Evaluation
Target Bonus Weight and Bonus Objective	Performance Factors Considered	Achievement Rating	Weighted Payout

Individual Performance Measures
Continued progress in target growth areas, including expansion of the wealth platform
•Achieved nearly 12% FRE growth in 2025.
•Continued growth and diversification of the firm’s revenue streams with Global
Credit and Carlyle AlpInvest accounting for 55% of firmwide FRE in 2025, up from 46% in 2024.
•Increased fundraising from the wealth channel to 15% of Carlyle’s annual fundraising, representing a 4% year-over-year increase.
•Generated $100 million in management fees from evergreen products in 2025, a 75% year-over-year increase, and launched four new evergreen products.
•Produced a record level of transaction fees ($201 million) in 2025, up
42% year-over-year.
•Continued momentum and innovation in our insurance business with inflows of
$9.6 billion in 2025, driven by two reinsurance block transactions and fundraising for a new Asia side car.
		200%	100%

52	CARLYLE	Proxy Statement 2026

Compensation Matters

Target Bonus Weight and Bonus Objective	Performance Factors Considered		Achievement Rating	Weighted Payout

Continued focus on client and shareholder outreach and engagement
•Drove elevated client engagement with executives, interacting directly with hundreds of limited partners through direct meetings, diligence events, conferences, and bespoke Carlyle-hosted forums with a focus on key fundraising relationships.
•Oversaw total inflows of $53 billion in 2025 (well in excess of original target of approximately $40 billion).
•Continued to build on extensive public shareholder engagement efforts in the
United States and globally, with in-person shareholder meetings following quarterly earnings calls and participation in key conferences, including the
Goldman Sachs Financial Services Conference and Bernstein Annual Strategic
Decisions Conference, among others.

Continued focus on disciplined capital allocation strategy
•Managed stock dilution to effectively 0% during 2025.
•Oversaw investment of seed capital for new strategies to drive revenue growth, including new wealth products in Global Private Equity (CPEP) and Carlyle
AlpInvest (CAPS), in addition to other strategic initiatives such as the Carlyle
AlpInvest Collateralized Fund Obligation and ongoing activity in the CLO business.
•Directed opportunistic offering of $800 million in senior notes with strong demand resulted in favorable terms to solidify the firm’s balance sheet and capital available to fund growth.
•Oversaw disciplined management of capital allocation, resulting in an FRE margin of 47% in 2025 (up from 46% in 2024).

Continued progress on organizational development initiatives, including the further integration of new leaders and institutionalizing firm operations and processes
•Introduced three Co-Presidents, Mark Jenkins, Jeff Nedelman, and John
Redett, to advance the firm’s strategic priorities, drive investment performance, and deliver for clients and stakeholders around the world.
•Promoted Justin Plouffe to Chief Financial Officer, Megan Starr to Chief People
Officer, Michael Wand to Head of EMEA Investments, and Admiral James
Stavridis to Vice Chair, strengthening firmwide leadership to navigate an increasingly complex geopolitical and macroeconomic environment and deliver tailored solutions to our stakeholders.
•Elevated new regional investment heads to deepen strategic leadership expertise, strengthen local decision-making, and accelerate investment across core global markets.
•Directed a firmwide efficiency effort, overseeing the transformation of manual processes through automation.
•Invested in the simplification and digitization of investor onboarding, delivering an exceptional customer experience, reducing costs, managing risk more efficiently, and providing a scalable solution.

	Final Weighted Achievement Factor:			200%
		Mr. Schwartz 2025 Annual Performance Bonus:	$6,000,000

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Compensation Matters
Other Named Executive Officer Annual Performance Bonuses

John C. Redett Co-President and Former Chief Financial Officer
	2025 Annual Performance Bonus:	$2,500,000

	Cash Portion:	$1,705,000

	RSU Deferral Portion:	$795,000

Delivered Record Financial Performance and Strengthened Balance Sheet and Shareholder Return Framework
•Helped drive record Fee Related Earnings of approximately $1.2 billion (up ~12% year-over-year) and record FRE
Margin of 47% (up 100 bps from 2024). Distributable Earnings of $1.7 billion or $4.02 per share was up 10% year-
over-year supported by operating leverage, disciplined expense management, and growth in fee-related revenues.
•Supported growth in management fees and fee-related revenues through fundraising execution, product expansion, and activation of new strategies, contributing to increased earnings visibility and quality. The portion of our FRE from
Global Credit and Carlyle AlpInvest increased to 55% in 2025, up from 34% just two years ago.
•Led capital allocation initiatives, including the issuance of $800 million of senior unsecured notes in September 2025, enhancing liquidity and extending the firm’s maturity profile, while also supporting ongoing share repurchases and dividends to shareholders. Strengthened the balance sheet to $15 per share of net cash, investments, and net accrued performance revenues as of the end of 2025.
•Led the strategic development of the $2 billion share repurchase program which commenced in early 2026, while maintaining financial flexibility for key growth initiatives.
Oversight of Fundraising, Asset Growth, and Platform Expansion
•Helped drive $53.7 billion of inflows in 2025 and growth in assets under management to $477 billion, reflecting continued investor demand and confidence in Carlyle’s diversified platform.
•Played a central role in the successful close of Carlyle’s largest-ever secondaries fund, significantly expanding the firm’s recurring management fee base and enhancing earnings visibility.
Enhanced Shareholder and Investor Engagement Strategy
•Enhanced investor transparency and market confidence through leadership on earnings calls and presentations at major investor conferences.
•Continued to direct Carlyle’s year-round shareholder engagement efforts in support of the best-performing stock of
2025 among Carlyle’s direct alternative asset manager peers.
Succession Planning and Leadership
•Assisted in the identification and successful and seamless transition of Justin Plouffe as a successor to the Chief
Financial Officer position.
•Embraced the use and implementation of artificial intelligence to enhance efficiencies in the firm’s finance function.

54	CARLYLE	Proxy Statement 2026

Compensation Matters

Lindsay P. LoBue Chief Operating Officer
	2025 Annual Performance Bonus:	$2,500,000

	Cash Portion:	$1,705,000

	RSU Deferral Portion:	$795,000

Oversaw Firmwide Strategy, Leadership, and Governance
•Continued to oversee firmwide strategy and governance in close partnership with the CEO, CFO, and other senior leaders, serving as a key member of the management team.
•Drove execution against the firm’s strategic priorities, ensuring alignment across businesses and functions.
•Led coordination and operations of key firmwide initiatives, driving cross-functional execution and alignment across businesses and functions while advancing growth initiatives, new product development, and operational efficiency.
•Maintained oversight of core corporate and business functions including Human Capital Management, Global
Technology & Solutions, Corporate Affairs, Global Research, and Bank and Financial Institutions, ensuring delivery against strategic priorities.
•Chaired the Operating Committee and played an active role across key governance forums, including the Leadership,
Risk, New Products and Distribution, and Technology Investment Committees.
•Continued to serve as a visible and engaged leader across the firm, representing senior management at global town halls, employee resource group events, and other key forums to reinforce culture and values.
Strengthened Platform Efficiency and Operational Excellence
•Drove firmwide initiatives to create operating leverage and scale, with a strong focus on automation and process optimization across both operational and client-facing workflows.
•Launched and led cross-functional working groups to identify, prioritize, and implement automation opportunities, improving efficiency, reducing manual processes, and enhancing scalability across the platform.
•Advanced enhancements to employee security, client engagement, and service delivery through targeted investments in technology, controls, and streamlined processes.
•Oversaw the firm’s global real estate and workforce optimization strategy, aligning footprint, capacity, and ways of working to support growth, efficiency, and evolving business needs.
  Advanced the Firm’s High-Conviction Growth Priorities
•Championed high-conviction growth opportunities across the firm, including advancing the firm’s AI strategy by promoting investment, accelerating adoption, and embedding AI-driven capabilities across key business and operational workflows.
•Oversaw the firm’s technology strategy, balancing disciplined risk management with targeted investment to modernize infrastructure, enhance capabilities, and support scalable growth.
•Strengthened the wealth channel by enhancing operational infrastructure, improving client experience, and ensuring the platform is positioned to support continued expansion and increased demand.
•Partnered closely with high-growth businesses to assess and address their evolving operational needs, tailoring and scaling the firm’s operating model to ensure each is supported by efficient, resilient, and forward-looking capabilities.
•Drove firmwide operating efficiency initiatives, including optimizing organizational structures and identifying opportunities to expand shared services, improving scalability and cost effectiveness.

CARLYLE	Proxy Statement 2026	55

Compensation Matters

Jeffrey W. Ferguson General Counsel
	2025 Annual Performance Bonus:	$1,000,000

	Cash Portion:	$805,000

	RSU Deferral Portion:	$195,000

Oversaw Global Legal and Compliance Team
•Oversaw the Company’s global Legal and Compliance team, providing strategic counsel and guidance to senior management and firm leaders on a wide range of legal, regulatory, and governance matters.
•Ensured the Company’s operations remained aligned with applicable laws and regulatory expectations across all jurisdictions.
•Directed the fund formation legal team, which delivers the legal framework and guidance for launching and managing investment funds across the Company’s three global business segments, supporting product innovation and growth.
•Provided strategic leadership on complex legal and regulatory issues affecting both the global investment advisory business and the Company’s obligations as a public entity.
Led Firm Governance, Stewardship, and Risk Management
•Advanced the Company’s global compliance and risk management frameworks, ensuring ongoing responsiveness to an increasingly complex regulatory environment.
•Strengthened governance practices through consistent oversight and stewardship initiatives designed to promote accountability, transparency, and ethical conduct firm-wide.
•Managed the firm’s global litigation strategy and corporate insurance program, overseeing several favorable litigation outcomes in 2025 that protected and enhanced shareholder value.
•Partnered closely with the Chief Financial Officer and Chief Operating Officer to identify and execute initiatives that delivered greater efficiency, operational alignment, and cost-effectiveness within the Legal and Compliance function.
On December 5, 2025, we announced that Mr. Ferguson had decided to retire as General Counsel in 2026. We have commenced a search for Mr. Ferguson’s successor, and Mr. Ferguson will remain with the Company as a Senior Advisor following the appointment of a successor in order to ensure a smooth transition.

Long-Term Equity Awards
Long-term equity awards are a foundation of our executive compensation program. The majority of the compensation for our
NEOs in any year is generally composed of equity awards, which provides for alignment between the interests of our NEOs and the interests of our shareholders. The following sets forth a summary of the PSU awards granted pursuant to our Stock
Price Appreciation PSU Award Program in 2025 to Ms. LoBue and Mr. Redett, as well as RSU awards granted to Messrs.
Redett and Ferguson and Ms. LoBue during 2025 (in respect of 2024 performance), and the RSU awards granted to Messrs.
Redett and Ferguson and Ms. LoBue during 2026 (in respect of 2025 performance).
Stock Price Appreciation PSU Award Program
Driving Alignment Between Senior Management Team and Shareholders
The Stock Price Appreciation PSU Award Program was designed based on the overwhelmingly positive feedback we received from our shareholders on the design of the Sign-On PSUs that were awarded to Mr. Schwartz in 2023, which incentivized the achievement of absolute stock price targets over a long-term performance period. Like the Sign-On PSUs, the PSU awards under this program are structured such that the applicable NEOs will receive value only if we deliver meaningful value for our shareholders over a long-term performance period. As described below, if the rigorous absolute stock price targets established for the applicable PSUs are not achieved, the PSUs will not vest. Based on shareholder feedback regarding furthering alignment between our NEOs and our shareholders, these PSU awards were granted in lieu of the One-Year Performance-
Vesting RSU awards we granted in prior years. The Compensation Committee viewed these PSU awards as important to align the senior management team with our shareholders, further incentivize long-term shareholder value creation, and reward outstanding performance.

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Awards granted under this program align the applicable named executive officers with our shareholders as 30% of any vested shares issued to recipients of these awards generally must be retained by them until the earlier of (i) the first anniversary following the recipient’s termination of employment or (ii) three years following delivery of the applicable vested shares.
February 2025 PSU Award
Ms. LoBue received an award of 281,796 PSUs on February 6, 2025, with a three-year performance period beginning
February 6, 2025 and ending on (and including) February 6, 2028. The number of PSUs awarded to Ms. LoBue was determined as the quotient of $15 million divided by the volume weighted average trading price for a share of our common stock for the 30-trading day period ending on the day prior to the grant date (i.e., $53.23 for the 30-trading day period beginning December 20, 2024 and ending February 5, 2025).
These PSUs are eligible to vest in three equal tranches, with each tranche subject to a performance-based vesting condition that requires achievement of absolute stock price hurdles of $63.91, $74.56, and $85.22. These absolute stock price hurdles are deemed achieved when the average closing price for a share of our common stock over a period of 30 consecutive trading days (beginning and ending during the performance period) is equal to or greater than the associated hurdle.
In addition, each tranche of the PSUs is also subject to a time-based vesting condition requiring minimum service periods of one year, two years, and three years. If the performance condition for a tranche of the PSUs is achieved prior to achievement of the corresponding minimum service period, then such tranche will remain outstanding and will vest on the applicable anniversary of the grant date. If the minimum service period for a tranche of the PSUs is achieved prior to achievement of the corresponding performance condition, then the tranche will remain outstanding and eligible to vest on the first of the following dates to occur following the achievement of the corresponding performance condition(s), subject to continued service through such date: February 6, May 1, August 1, and November 1.
The first stock price target for this PSU award was achieved on September 16, 2025, and such PSUs vested on February 6,
2026.
If any of these PSUs do not vest by February 6, 2028, such PSUs will be forfeited for no consideration. The PSUs include certain termination-related vesting provisions, as described in further detail under “Executive Compensation Tables—Potential
Payments Upon Termination or Change in Control.” The grant date fair value of this award is reflected as a stock award for
2025 in the Summary Compensation Table and in the Grants of Plan-Based Awards in 2025 table.
February 2025 PSU Award to Ms. LoBue

Minimum Service Periods

1 year	2 years	3 years

PSU Tranche 3 $85.22

PSU Tranche 2 $74.56

PSU Tranche 1 $63.91 Target achieved: 9/16/25 Vested: 2/6/26

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Compensation Matters
December 2025 PSU Awards
On December 17, 2025, Mr. Redett received an award of 550,965 PSUs and Ms. LoBue received an award of 183,655 PSUs, with a four-year performance period beginning December 17, 2025 and ending on (and including) December 17, 2029. The number of PSUs awarded to Mr. Redett and Ms. LoBue was determined as the quotient of $30 million and $10 million, respectively, divided by the volume weighted average trading price for a share of our common stock for the 30-trading day period ending on the day prior to the grant date (i.e., $54.45 for the 30-trading day period beginning November 4, 2025 and ending December 16, 2025).
These PSUs are eligible to vest in three equal tranches, with each tranche subject to a performance-based vesting condition that requires achievement of absolute stock price hurdles of $62.54, $65.26, and $69.00. These absolute stock price hurdles are deemed achieved when the average closing price for a share of our common stock over a period of 30 consecutive trading days (beginning and ending during the performance period) is equal to or greater than the associated hurdle.
In addition, each tranche of the PSUs is also subject to a time-based vesting condition requiring minimum service periods of two years, three years, and four years, respectively. If the performance condition for a tranche of the PSUs is achieved prior to achievement of the corresponding minimum service period, then such tranche will remain outstanding and will vest on the applicable anniversary of the grant date. If the minimum service period for a tranche of the PSUs is achieved prior to achievement of the corresponding performance condition, then the tranche will remain outstanding and eligible to vest on the first of the following dates to occur following the achievement of the corresponding performance condition(s), subject to continued service through such date: May 1, August 1, November 1, and December 17.
In designing these PSU awards and determining the associated stock price targets, our Compensation Committee sought to set targets that would require strong and sustained performance to ensure alignment with our shareholders while also incentivizing the continued retention of our senior leaders as we execute on our strategic priorities, including achievement of the 2028 financial and operating targets announced at our Shareholder Update in February 2026. Our Compensation
Committee believes the structure of these December 2025 PSU awards appropriately balances these considerations.
Achievement of all of these stock price targets will require a period of sustained all-time high stock price performance, while ensuring the continued retention of our senior leaders for a four-year period (which is one year longer than the performance period for prior Stock Price Appreciation Program PSU awards, and with no portion of the award vesting sooner than two years following the grant date).
If any of these PSUs do not vest by December 17, 2029, such PSUs will be forfeited for no consideration. The PSUs include certain termination-related vesting provisions, as described in further detail under “Executive Compensation Tables—Potential
Payments Upon Termination or Change in Control.” The grant date fair value of these awards are reflected as stock awards for
2025 in the Summary Compensation Table and in the Grants of Plan-Based Awards in 2025 table.

Minimum Service Periods

2 years	3 years	4 years

PSU Tranche 3 $69.00

PSU Tranche 2 $65.26

PSU Tranche 1 $62.54
2025 RSU Grants (2024 Performance) – Other Named Executive Officers
As part of our 2024 year-end compensation program, on February 1, 2025, we awarded annual time-vesting RSU grants to each of Messrs. Redett and Ferguson and Ms. LoBue based on their 2024 performance, leadership, overall responsibilities, and expected future contributions to the firm’s success, as well as RSUs under our Bonus Deferral Program, which reflected a mandatory deferral of their annual performance bonuses for 2024. The target value of each such award is set forth below, with

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the actual number of RSUs granted determined based on the volume weighted average trading price for a share of our common stock for the 10-trading day period ending on the day prior to the grant date (i.e., $56.33 for the 10-trading day period beginning January 17, 2025 and ending January 31, 2025). The grant date fair value of these awards are reflected as stock awards for 2025 in the Summary Compensation Table and in the Grants of Plan-Based Awards in 2025 table.

Name	Target Value of Time-Vesting RSUs	Target Value of 2024 Bonus Deferral RSUs
John Redett	$14,500,000	$995,000
Lindsay LoBue	$4,500,000	$595,000
Jeffrey Ferguson	$3,500,000	$195,000
2025 ANNUAL TIME-VESTING RSUs

Grant Date	February 1, 2025

Terms
The annual time-vesting RSUs are eligible to vest 40% on August 1, 2026, 30% on
August 1, 2027, and 30% on August 1, 2028, subject to the applicable named executive officer’s continued employment through each applicable vesting date.

2024 BONUS DEFERRAL RSUs

Grant Date	February 1, 2025

Terms
The 2024 Bonus Deferral RSUs are eligible to vest in equal installments of 1/3 on each of the first three anniversaries of the applicable grant date, subject to the applicable named executive officer’s continued employment through each applicable vesting date.

2026 RSU Grants (2025 Performance) – Other Named Executive Officers
As part of our 2025 year-end compensation program, in February 2026, we awarded annual time-vesting RSU grants to
Messrs. Redett and Ferguson and Ms. LoBue based on their 2025 performance (as set forth above under “Other Named
Executive Officer Annual Performance Bonuses”), leadership, overall responsibilities, and expected future contribution to the firm’s success. The Bonus Deferral RSUs granted to Messrs. Redett and Ferguson and Ms. LoBue in February 2026 in
respect of their 2025 annual performance bonuses are discussed above under “Other Named Executive Officer Annual
Performance Bonuses.” The target value of each such award is set forth below, with the actual number of RSUs granted determined based on the volume weighted average trading price for a share of our common stock for the 10-trading day period ending on the day prior to the grant date (i.e., $61.32 for the 10-trading day period beginning January 16, 2026 and ending
January 30, 2026).
The grant date fair value of these awards will be reflected as stock awards for 2026 in the Summary Compensation Table and in the Grants of Plan-Based Awards in 2026 table in our Proxy Statement for our 2027 Annual Meeting of Shareholders, to the
extent applicable.

Name	Target Value of Time-Vesting RSUs
John Redett	$16,800,000
Lindsay LoBue	$7,000,000
Jeffrey Ferguson	$1,500,000
2026 ANNUAL TIME-VESTING RSUs

Grant Date	February 1, 2026

Terms
These time-vesting RSUs are eligible to vest 40% on August 1, 2027, 30% on August 1, 2028, and 30% on August 1, 2029, subject to the applicable named executive officer’s continued
employment through each applicable vesting date.

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Compensation Matters
Other 2025 Compensation Opportunities
Carried Interest and Incentive Fees
The general partners of our carry funds typically receive a special residual allocation of income, which we refer to as a carried interest, from our investment funds if investors in such funds achieve a specified threshold return. Similarly, the collateral managers of our structured credit funds are entitled to receive incentive fees from our credit funds if investors in such funds achieve a specified threshold return. While the “Carlyle Holdings” (as defined in “Certain Relationships and Related
Transactions—Conversion to a Corporation”) entities own controlling equity interests in these collateral managers and fund general partners, our senior Carlyle professionals and our other people who work in these operations directly own a portion of the carried interest in these entities or are allocated a portion of the incentive fees, in order to better align their interests with our own and with those of the investors in these funds. We generally seek to concentrate the direct ownership of carried interest in respect of each carry fund and the incentive fees in our structured credit funds among those of our professionals who directly work with that fund so as to align their interests with those of our fund investors and of our firm. Participation in carried interest and incentive fees is a significant element of compensation for many professionals in our industry, including amongst many of our competitors, and providing such participation to certain of our professionals is critical in order to retain and incentivize such professionals.
Mr. Schwartz and Ms. LoBue have not received any allocations of direct carried interest ownership or incentive fees at the fund level. Mr. Ferguson previously received allocations of direct carried interest ownership at the fund level in respect of certain corporate private equity funds but has not received such allocations for subsequent funds. In connection with his prior role as
Head of our Financial Institutions Group, Mr. Redett previously received allocations of direct carried interest ownership at the fund level in respect of certain of our Financial Institutions Group and U.S. Buyout and Growth investment funds.
The Compensation Committee would approve (or recommend for the Board’s approval) any new allocations of direct carried interest ownership to any of our other executive officers. Our NEOs did not receive any allocations of carried interest in 2025.
Carried interest, if any, in respect of any particular investment, is only paid in cash when the underlying investment is realized and the applicable fund is in a position to distribute carried interest. To the extent any “giveback” obligation is triggered, carried interest previously distributed by the fund would need to be returned to such fund. Our professionals who receive direct allocations of carried interest at the fund level are personally subject to the “giveback” obligation, pursuant to which they may be required to repay carried interest previously distributed to them, thereby reducing the amount of cash received by such recipients for any such year. There is no “giveback” obligation with respect to incentive fees. Because the amount of carried interest and incentive fees payable is directly tied to the realized performance of the underlying investments within a fund, we believe this fosters a strong alignment of interests among the investors in those funds and the professionals who are allocated direct carried interest, which also indirectly benefits our shareholders. The percentage of carried interest owned at the fund level by individual professionals varies by year, by investment fund and, with respect to each carry fund, by investment.
Ownership of carried interest by senior Carlyle professionals and other personnel at the fund level who are allocated carried interest is also subject to a range of vesting schedules. Vesting is tied to providing services over specified periods of time, which fosters retention and enhances the alignment of interests between our professionals who receive carried interest allocations, the firm and our fund investors.
Carried Interest Pool Program
In 2019, we implemented a program to provide certain employees with the opportunity to share in the potential future value of our investments made in a calendar year by certain investment funds across our global platform. The carried interest pool
(“CIP”) is structured so that the applicable annual CIP receives a portion of any carried interest proceeds Carlyle earns from investments made during the applicable calendar year. On an annual basis, participants receive cash distributions equivalent to the CIP value (comprising distributions received by the pool in respect of investments made during the applicable year)
multiplied by the participant’s allocation percentage for the respective annual CIP. The CIP allocations to our applicable named executive officers are subject to vesting schedules that are tied to providing services over specified periods of time.
The CIP made a distribution of $281,005 to Mr. Ferguson in 2025. Our Compensation Committee determines each year whether to make allocations in the applicable annual CIP to any named executive officer, and the amount of any allocations it determines to make.

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Compensation Governance Practices
Risk Mitigation
Our compensation program includes significant elements that discourage excessive risk taking and focus the efforts of our employees on the long-term performance of the firm, which is also reflected in their compensation. For example, notwithstanding the fact that for accounting purposes we accrue compensation for performance allocations related to our carry funds upon appreciation of the valuation of our funds’ investments above certain specified threshold return hurdles, we only make cash payments to our employees related to carried interest when profitable investments have been realized and cash is distributed first to the investors in our funds, followed by the firm, and only then to employees of the firm. Moreover, if a carry fund fails to achieve specified investment returns due to diminished performance of later investments, a “giveback” obligation may be triggered, whereby carried interest previously distributed by the fund would need to be returned to such fund. Our professionals who receive direct allocations of carried interest at the fund level are personally subject to the “giveback”
obligation, pursuant to which they may be required to repay carried interest previously distributed to them, thereby reducing the amount of cash received by such recipients for any such year, which further discourages excessive risk-taking by our employees. Similarly, collateral managers of our structured credit funds are entitled to receive incentive fees from our credit funds that pay incentive fees only when the return on invested capital exceeds certain benchmark returns or other performance targets. In addition, our professional employees are eligible to, and frequently do choose to, invest their own capital in certain of the funds we manage, which directly aligns their interests with those of our fund investors. In many cases, these personal investments represent a significant portion of our employees’ after-tax compensation. These investments further encourage long-term thinking by directly aligning their interests to the long-term performance of our business.
Additionally, the following practices reflect our commitment to mitigating risk:
•Our executive compensation program is overseen by an independent Compensation Committee.
•Our CEO’s annual performance bonus opportunity is determined based on a balanced set of performance metrics, including a quantitative assessment of performance based on key metrics, and has a payout cap.
•Our CEO’s Sign-On PSU Award has both absolute metrics (absolute stock price achievement) and relative metrics (TSR performance relative to the constituent companies in the S&P 500® Financials Index).
•Awards under our Stock Price Appreciation PSU Award Program can only vest at target (and do not have unlimited upside potential).
•Our executive officers are subject to share ownership guidelines (including baseline share ownership guidelines, and award-specific post-vesting retention requirements).
Insider Trading Policies and Procedures
We have adopted policies and procedures governing the purchase, sale, and/or other disposition of our securities by our directors, officers, and employees and by Carlyle that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. A copy of The Carlyle Group Inc. Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K.
Hedging and Pledging
Pursuant to the Company’s insider trading policies, all Company employees, including the named executive officers, and directors are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities. In addition, all Company employees and directors are prohibited from taking “short” positions in Company securities. Company employees (including the named executive officers)
also may not pledge publicly traded Company securities or use such securities as collateral in connection with a loan or lending arrangement or engage in any similar activity that could trigger an involuntary sale of such securities, in each case, without the prior written consent of the Company’s General Counsel or Global Chief Compliance Officer and, in certain instances, the Board.
Based on these policies and as disclosed elsewhere in this Proxy Statement, such consent has been granted with respect to shares pledged to a third party to secure payment for a loan by Mr. Rubenstein, Carlyle’s Co-Founder and Co-Chairman of the
Board. See “Beneficial Ownership.” With respect to the shares pledged by Mr. Rubenstein as of April 6, 2026:
•None of the shares pledged were acquired through a Carlyle compensation plan.

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Compensation Matters
•The pledged shares are not used to shift or hedge any economic risk in owning Carlyle shares. These shares collateralize a loan used to partially fund an outside personal business venture.
•As Mr. Rubenstein is a Co-Founder and Co-Chairman of the Board, Carlyle is pleased that Mr. Rubenstein pledged these shares instead of selling them and maintained his overall share ownership, which fully aligns his interests with those of our other shareholders.
•The pledged shares represent approximately 1.9% of Carlyle’s outstanding shares as of April 6, 2026, and therefore do not present any appreciable risk for investors or the Company.
•Mr. Rubenstein is one of the Company’s largest shareholders, and a substantial portion of his personal net worth is in the form of Company stock. Mr. Rubenstein has pledged approximately 25.5% of his total share ownership.
•In accordance with certain guidelines monitored by the Audit Committee, Mr. Rubenstein has established his financial capacity to repay the loan without resorting to the pledged shares. In addition, Mr. Rubenstein’s unpledged share ownership is very substantial and would likely be able to prevent any margin call.
No other Carlyle executive officer or Board member currently holds Carlyle securities that are pledged pursuant to a margin account, loan, or otherwise.
Clawback Policies
Incentive Compensation Clawback Policy
In 2021, the Compensation Committee adopted the Incentive Compensation Clawback Policy (the “Clawback Policy”) in order to ensure that incentive compensation is paid or awarded based on accurate financial results and the correct calculation of performance against incentive targets, and to create and maintain a culture that emphasizes integrity and accountability and reinforces our pay-for-performance compensation policy.
Under the Clawback Policy, if the Compensation Committee determines that “incentive compensation” (which includes annual performance bonuses and time-based and performance-based long-term incentive awards, including cash, RSUs, stock options, stock appreciation rights, restricted stock, performance share units or other equity-based awards) of its current and former Section 16 officers or the heads of its business segments was overpaid, in whole or in part, as a result of a restatement of the reported financial results of the Company or any of its segments due to material non-compliance with financial reporting requirements (unless due to a change in accounting policy or applicable law), or due to such incentive compensation being calculated on the basis of inaccurate information, then the Compensation Committee will determine, in its discretion and as permitted by and consistent with applicable law, whether to seek to recover or cancel any overpayment of incentive compensation paid or awarded based on the inaccurate financial information or results that were later restated.
The Clawback Policy also provides that if a covered person engages in any detrimental activity (as defined in the Clawback
Policy) as determined by the Compensation Committee, the Compensation Committee may, in its sole discretion, provide for one or more of the following: (i) cancellation of any or all of such covered person’s incentive compensation (determined as set forth above, and including future incentive compensation); or (ii) forfeiture by the covered person of any gain realized on the vesting or exercise of awards, and prompt repayment of any such gain to us.
The Compensation Committee may recoup amounts determined to be owed pursuant to the foregoing through all or any of
(a) requiring reimbursement of amounts previously paid in cash, (b) seeking recovery or forfeiture of any gain realized on the vesting, exercise, settlement, sale, transfer or other disposition of any time-based or performance-based equity awards,
(c) offsetting the recouped amount from any compensation otherwise owed to the covered individual, (d) cancelling outstanding vested or unvested time-based or performance-based equity awards, or (e) taking any other remedial or recovery action permitted by law.
Dodd-Frank Incentive Compensation Clawback Policy
In 2023, the Compensation Committee also adopted the Dodd-Frank Incentive Compensation Clawback Policy (the
“Dodd-Frank Clawback Policy”), which is administered by the Compensation Committee, is in addition to the existing Clawback
Policy, and is intended to comply with Nasdaq listing standards implementing Rule 10D-1 under the Exchange Act. The
Dodd-Frank Clawback Policy provides for mandatory recoupment of any excess incentive-based compensation received by current and former executive officers (including the named executive officers) on or after October 2, 2023 in the event of a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under federal securities laws. The policy applies to all “incentive compensation,” which includes any compensation received by our executive officers that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, as defined in the listing standards.

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Executive Stock Ownership Guidelines
In 2021, the Compensation Committee adopted Executive Stock Ownership Guidelines that apply to our executive officers.
The Executive Stock Ownership Guidelines provide that our Chief Executive Officer must own stock with a value equal to the greater of (1) $6 million and (2) 6.0 times the Chief Executive Officer’s base salary. However, Mr. Schwartz agreed in his
Employment Agreement to beneficially own shares of our common stock with a minimum aggregate value of $10,000,000 during the term of his employment. As a result, the current stock ownership guidelines for our executive officers is as follows:

Ownership Requirement (greater of)
	Value of Stock	Multiple of Annual Base Salary
Chief Executive Officer	$10 million	N/A
Other Executive Officers	$2.5 million	3x
For these purposes, we also count outstanding time-based restricted stock and restricted stock unit awards, deferred shares or units and shares or share equivalents held in our 401(k) plan or any other qualified or nonqualified savings, profit-sharing or deferred compensation accounts as shares being “owned” by the applicable individual. We do not count unvested performance-vesting equity awards or unexercised stock options towards satisfaction of our Executive Stock Ownership
Guidelines. Our covered executive officers are expected to be in compliance with these guidelines within 5 years of becoming subject to the guideline with respect to their then-current office. Our covered executive officers are also expected to retain at least 50% of the number of shares received upon the vesting or settlement of any company equity incentive award (net of taxes) until the guideline is satisfied or, if the covered executive officer is not in compliance within the required 5-year period,
75% of the number of shares received upon the vesting or settlement of any company equity incentive award (net of taxes).
The Compensation Committee has discretion to grant waivers or exceptions to these guidelines, including under circumstances of individual hardship. As of December 31, 2025, all of our covered executive officers were in compliance with our Executive Stock Ownership Guidelines.
Perquisites
Other than Mr. Schwartz’s personal use of a car service and the Company’s provision of certain personal security services for
Mr. Schwartz during 2025, our named executive officers received no or minimal perquisites from the Company. The Company does not believe these security measures are personal benefits for Mr. Schwartz, but are instead appropriate expenses for the benefit of the Company and arise out of Mr. Schwartz’s employment responsibilities. However, due to SEC requirements, we have included these costs in the amounts reported in the “All Other Compensation” column of the Summary Compensation
Table for Mr. Schwartz. For any perquisites our named executive officers do receive or may receive in the future, we do not provide tax gross up payments in respect of any such perquisites.
Tax and Accounting Considerations
As one element of our review process, we consider the impact of accounting implications and tax treatment of significant compensation decisions. Section 162(m) of the Code generally disallows publicly-listed companies from taking a tax deduction for compensation in excess of $1,000,000 paid to “covered employees,” which “covered employees” can include the chief executive officer, the chief financial officer, the three other highest paid executive officers, certain individuals who were previously “covered employees,” and certain other highly compensated employees. As accounting standards and applicable tax laws change and develop, it is possible that we may consider revising certain features of our executive compensation program to align with our overall compensation philosophy and objectives. However, we believe that these accounting and tax considerations are only one aspect of determining executive compensation and should not unduly influence compensation program design elements that are consistent with our overall compensation philosophy and objectives. Accordingly, we retain the discretion to design and implement compensation elements and programs that may not be tax deductible and/or that could have adverse accounting consequences.
Policies and Practices Related to the Timing of Equity Awards
Our executive compensation program has historically not included awards of stock options. We have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to material non-public information. We also have not timed the release of material non-public information for the purpose of affecting the value of executive compensation.

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Compensation Matters
COMPENSATION COMMITTEE REPORT
The current members of the Compensation Committee of the Board of Directors who are listed below have reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis should be included in this Proxy Statement.

Anthony Welters (Chair) Lawton W. Fitt Mark S. Ordan Derica W. Rice

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EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table presents summary information concerning compensation of our named executive officers during the fiscal years indicated below. For our named executive officers who own direct carried interest allocations or allocations of incentive fees at the fund level, we have reported in the “All Other Compensation” column amounts that reflect the actual cash distributions received by our named executive officers in respect of such allocations during the relevant year.

Name and Principal Position	Year	Salary ($)	Cash Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Harvey M. Schwartz	2025	1,000,000	—	—	6,000,000	(3)	149,859	(4)	7,149,859
Chief Executive Officer (principal executive officer)	2024	1,000,000	—	22,513,410	6,000,000		76,766		29,590,176
	2023	838,462	—	179,981,039	6,000,000		174,597		186,994,098
John C. Redett	2025	500,000	1,705,000	43,619,110	—		1,672,301	(5)	47,496,411
Co-President and former Chief Financial Officer (principal financial officer)(1)	2024	500,000	2,005,000	30,945,622	—		210		33,450,832
	2023	500,000	2,250,000	—	—		79,346		2,829,346
Lindsay P. LoBue	2025	500,000	1,705,000	23,921,390	—		—		26,126,390
Chief Operating Officer	2024	500,000	2,405,000	3,300,559	—		—		6,205,559
Jeffrey W. Ferguson	2025	500,000	805,000	3,683,872	—		281,207	(6)	5,270,079
General Counsel	2024	500,000	805,000	4,630,597	—		160,687		6,096,284
	2023	500,000	1,575,000	6,419,168	—		237,132		8,731,300
(1)Mr. Redett was Chief Financial Officer and principal financial officer through December 31, 2025. As of January 1, 2026, Mr. Redett transitioned to his new role as Co-President.
(2)This amount represents the aggregate grant date fair value of the RSUs and PSUs, as applicable, granted in the year shown, computed in accordance with
U.S. GAAP pertaining to equity-based compensation. For additional information regarding the determination of grant-date fair value see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For 2025, amounts reported reflect: (i) the PSUs awarded pursuant to our Stock Price Appreciation PSU Award Program to Ms. LoBue on February 6, 2025 and to Mr. Redett and Ms.
LoBue on December 17, 2025, (ii) the annual time-vesting RSU awards that were granted to Messrs. Redett and Ferguson and Ms. LoBue on February 1,
2025 and (iii) the Bonus Deferral RSUs granted to Messrs. Redett and Ferguson and Ms. LoBue on February 1, 2025. The grant date fair value of the PSU awards granted to Ms. LoBue and Mr. Redett were computed in accordance with U.S. GAAP pertaining to equity-based compensation based upon the estimated outcome of the market conditions as of the grant date. The PSU awards granted under the Stock Price Appreciation PSU Award Program were subject to market conditions, and not performance conditions, as defined under ASC Topic 718, and therefore did not have a maximum grant date fair value that differed from the grant date fair value reported in the table.
(3)This amount represents Mr. Schwartz’s annual performance bonus in respect of 2025, which was determined based on the Compensation Committee’s evaluation of Mr. Schwartz’s and the Company’s performance as measured against pre-established performance measures that the Compensation Committee determined and communicated to Mr. Schwartz during 2025, the outcome with respect to which was substantially uncertain at the time such targets were established.
(4)This amount represents our payment during 2025 of $95,502 in respect of Mr. Schwartz’s personal use of a car service and $54,357 in respect of certain personal security services provided to Mr. Schwartz.
(5)This amount represents actual cash distributions received by Mr. Redett in respect of direct carried interest allocations at the fund level of $1,672,301 in 2025.
(6)This amount represents cash distributions of $281,005 received by Mr. Ferguson in respect of his CIP interest in 2025, and $202 received by Mr. Ferguson in respect of direct allocations of carried interest at the fund level.

CARLYLE	Proxy Statement 2026	65

Compensation Matters
Grants of Plan-Based Awards in 2025
The following table presents information concerning grants of plan-based awards in 2025 to our named executive officers. The dollar amounts shown under the column heading “Grant Date Fair Value of Stock and Option Awards” in the table below were calculated in accordance with ASC Topic 718. In accordance with the SEC’s rules, any dividend equivalents that accrued on the executives’ RSUs and PSUs are not reported below because dividends were factored into the grant date fair value of these awards. For additional information regarding the determination of grant date fair value, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

		Estimated Future Payouts under Non- Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Harvey M. Schwartz
CEO Performance Bonus(1)		$375,000	$3,000,000	$6,000,000
John C. Redett
2025 Annual Time-Vesting RSUs(2)	2/1/2025				—	—	—	257,412	$14,456,258
2024 Bonus Deferral RSUs(3)	2/1/2025				—	—	—	17,664	$992,011
Stock Price Appreciation Program PSUs(4)	12/17/2025				183,655	550,965	550,965	—	$28,170,841
Lindsay P. LoBue
2025 Annual Time-Vesting RSUs(2)	2/1/2025				—	—	—	79,887	$4,486,454
2024 Bonus Deferral RSUs(3)	2/1/2025				—	—	—	10,563	$593,219
Stock Price Appreciation Program PSUs(5)	2/6/2025				93,932	281,796	281,796		$9,451,438
Stock Price Appreciation Program PSUs(4)	12/17/2025				61,218	183,655	183,655	—	$9,390,279
Jeffrey W. Ferguson
2025 Annual Time-Vesting RSUs(2)	2/1/2025				—	—	—	62,134	$3,489,446
2024 Bonus Deferral RSUs(3)	2/1/2025				—	—	—	3,462	$194,426
(1)Represents the Annual Performance Bonus opportunity pursuant to the terms of Mr. Schwartz’s Employment Agreement, the terms of which are summarized under “Annual Cash Performance Awards—Chief Executive Officer Performance Bonus” above. For purposes of the calculation of Mr. Schwartz’s threshold award, the amount reflected in the table assumes that the Company achieved threshold performance for one of the award’s financial performance goals, which accounted for 25% of the award, resulting in 25% of the target award being earned. The actual amounts paid are described in the “Non-Equity Incentive
Plan Compensation” column of the Summary Compensation Table above.
(2)Represents annual time-vesting RSU grants awarded to Messrs. Redett and Ferguson and Ms. LoBue. These RSU grants will be eligible to vest 40% on
August 1, 2026, 30% on August 1, 2027, and 30% on August 1, 2028.
(3)Represents bonus deferral RSUs (relating to the portion of 2024 year-end annual performance bonuses that were deferred pursuant to our Bonus Deferral
Program) awarded to Messrs. Redett and Ferguson and Ms. LoBue. These RSU grants will be eligible to vest in equal installments of 1/3 on each of February
1, 2026, February 1, 2027, and February 1, 2028.
(4)Represents the Stock Price Appreciation Program PSU grants awarded to Mr. Redett and Ms. LoBue on December 17, 2025.  This PSU grant is eligible to vest in three equal installments of 1/3 based on the applicable named executive officer's continued service through at least December 17 of each of 2027,
2028, and 2029, respectively, and based on the attainment of 30-consecutive trading day average closing stock prices of $62.54, $65.26, and $69.00, respectively. The period for measuring the achievement of the stock price hurdles began on December 17, 2025, and ends on December 17, 2029. The grant date fair value of these PSUs was computed in accordance with U.S. GAAP pertaining to equity-based compensation based upon the probable outcome of the market conditions as of the grant date.
(5)Represents the Stock Price Appreciation Program PSU grant awarded to Ms. LoBue on February 6, 2025. This PSU grant is eligible to vest in three equal installments of 1/3 based on Ms. LoBue’s continued service through at least February 6 of each of 2026, 2027, and 2028, respectively, and based on the attainment of 30-consecutive trading day average closing stock prices of $63.91, $74.56, and $85.22, respectively. The period for measuring the achievement of the stock price hurdles began on February 6, 2025, and ends on February 6, 2028. The grant date fair value of these PSUs was computed in accordance with U.S. GAAP pertaining to equity-based compensation based upon the probable outcome of the market conditions as of the grant date.

66	CARLYLE	Proxy Statement 2026

Compensation Matters
Narrative Disclosure to Summary Compensation Table and Grants
of Plan-Based Awards Table
Equity Incentive Plan Awards
In connection with our initial public offering, we adopted the Equity Incentive Plan (which was subsequently amended and restated to reflect our conversion to a corporation and was further amended and restated on June 1, 2021, May 30, 2023, and
May 29, 2024), which is a source of new equity-based awards and permits us to grant to our senior Carlyle professionals, employees, directors, and consultants awards of non-qualified options, stock appreciation rights, common stock, restricted stock, RSUs, phantom stock units, and other awards based on our common stock. Unvested RSUs generally will be forfeited upon termination of employment unless, in certain instances, such termination is within a fixed period following the occurrence of a Change in Control (as defined in the Equity Incentive Plan), due to the holder’s death or disability or due to the holder’s involuntary termination or retirement. For a description of the potential vesting that the named executive officers may be entitled to with respect to such RSU awards in connection with a Change in Control or certain terminations of employment see
“—Potential Payments upon Termination or Change in Control” below. In addition, all vested and unvested RSUs will be immediately forfeited in the event the holder is terminated for cause, or if such person materially breaches any applicable restrictive covenant. For RSU awards made in February 2018 and later, the award agreements generally contain non-
solicitation provisions that restrict participants’ ability to solicit Carlyle investors or employees during the one-year period following a participant’s termination of the provision of services to Carlyle.
For any RSU/PSU awards granted to our NEOs on or after February 2024 (but not including any PSU awards granted pursuant to the Stock Price Appreciation PSU Award Program in February 2024 and February 2025), if such RSUs/PSUs are outstanding and unvested on the record date for the payment of a cash dividend on our shares of common stock, then on the payment date of such cash dividend, the applicable RSU award will be increased by a number of additional dividend equivalent RSUs determined by multiplying the dollar amount of the cash dividend paid by the number of RSUs outstanding on the payment date for such dividend, and dividing such product by the closing price for a share of our common stock on the payment date for such dividend. Any such additional dividend equivalent RSUs will be subject to the same terms and conditions as the RSUs with respect to which they were credited and will only vest as and when the underlying RSUs vest.
For more information regarding these RSUs granted to our named executive officers under the Equity Incentive Plan, including the vesting criteria, see the sections entitled “Compensation Elements—Long-Term Equity Awards” above.
Inducement Awards
In connection with the commencement of Mr. Schwartz’s service on February 15, 2023, Mr. Schwartz received an initial grant of 2,031,602 time-vesting RSUs (the “Sign-On RSU Award”) and 4,730,617 performance-vesting RSUs (the “Sign-On PSU
Award” and together with the Sign-On RSU Award, the “Schwartz Sign-On Awards”) pursuant to the Nasdaq “inducement award” exception under Nasdaq Listing Rule 5635(c)(4). Although these awards were not granted under the Equity Incentive
Plan, they are generally subject to the terms of the Equity Incentive Plan.
The Sign-On RSU Award vests ratably in four installments and requires Mr. Schwartz’s continuous service through
February 1 of each of 2024, 2025, 2026, and 2027, in each case, with settlement to occur on December 15 of the prior year, subject to clawback if the service requirement for that applicable year is not met.
Each tranche of the Sign-On PSU Award is subject to a performance-based vesting condition that requires achievement of an absolute stock price hurdle of $42.74, $51.29, $58.12, $64.96, and $71.80, respectively, which represents 125%, 150%, 170%,
190%, and 210%, respectively, of the starting share price of $34.19 (which was the average closing price for a share of our common stock for the 30-trading day period beginning January 3, 2023 and ending February 14, 2023). The period for measuring stock price performance began on February 15, 2023, and ends on January 31, 2028. An absolute stock price hurdle is deemed achieved when the average closing price for a share of our common stock over a period of 45 consecutive trading days (beginning and ending during the performance period) is equal to or greater than the associated hurdle. The performance target for the first tranche of the Sign-On PSU Award was achieved on March 12, 2024, the performance target for the second tranche of the Sign-On PSU Award was achieved on December 11, 2024, and the performance target for the third tranche of the Sign-On PSU Award was achieved on August 21, 2025. The two tranches of the Sign-On PSU Award tied to the achievement of average closing stock prices of $64.96 and $71.80 are also subject to an additional performance condition based on our relative TSR performance as measured against the performance of the companies included in the S&P
500® Financials Index as of February 15, 2023. Such relative TSR performance is measured on the date(s) that either (or both) of such stock price targets are achieved, and if our relative TSR performance is in the 60th percentile (or higher) of such group, Mr. Schwartz will vest in 100% of the applicable tranche(s), if our relative TSR performance is in the 50th percentile of

CARLYLE	Proxy Statement 2026	67

Compensation Matters
such group, Mr. Schwartz will vest in 50% of the applicable tranche(s), and if our relative TSR performance is between the
50th and 60th percentile of such group, the number of RSUs earned in respect of the applicable tranche(s) will be determined by linear interpolation between 50% and 100%. If our relative TSR performance is below the 50th percentile of such group, then 0% of the corresponding number of RSUs will be earned and the applicable tranche(s) of the Sign-On PSU Award will be forfeited for no consideration and without the opportunity to measure our relative TSR performance again at a later date. In addition, each tranche of the Sign-On PSU Award is subject to time-based vesting conditions requiring minimum service through at least February 1 of 2024, 2025, 2026, 2027, and 2028 (respectively), which generally reflects minimum service periods of one year, two years, three years, four years, and five years (respectively). If the performance condition for a tranche of the Sign-On PSU Award is achieved prior to achievement of the corresponding minimum service period, then such tranche will remain outstanding and will vest on February 1 of the applicable year. If the minimum service period for a tranche of the
Sign-On PSU Award is achieved prior to achievement of the corresponding performance condition(s), then the tranche will remain outstanding and eligible to vest on the first of the following dates to occur following the achievement of the corresponding performance condition(s), subject to continued service through such date: February 1, May 1, November 1, and
August 1. Any PSUs under the Sign-On PSU Award that do not vest by February 1, 2028, will be forfeited for no consideration.
If any of the RSUs under the Schwartz Sign-On Awards are outstanding and unvested on the record date for the payment of a cash dividend on our shares of common stock, then on the payment date of such cash dividend, the Sign-On RSU Award and the Sign-On PSU Award will be increased by a number of additional dividend equivalent RSUs/PSUs (as applicable), as set forth in the applicable award agreements. Any such additional dividend equivalent RSUs/PSUs (as applicable) will be subject to the same terms and conditions as the RSUs/PSUs (as applicable) under the Sign-On RSU Award/Sign-On PSU Award (as applicable) with respect to which they were credited. Mr. Schwartz must retain 25% of the net after-tax shares delivered in respect of the Schwartz Sign-On Awards until the first to occur of his termination of employment (including by reason of his death or disability) or a change in control of Carlyle.
Any RSUs under the Sign-On RSU Award and any PSUs under the Sign-On PSU Award generally will be forfeited upon a termination of employment unless, in certain instances, such termination is due to Mr. Schwartz’s involuntary termination
(including one that occurs within a fixed period following the occurrence of a Change in Control) or due to his death or disability. For a description of the potential vesting that Mr. Schwartz may be entitled to with respect to such RSU/PSU awards in connection with such terminations of employment see “—Potential Payments upon Termination or Change in Control” below.

68	CARLYLE	Proxy Statement 2026

Compensation Matters
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information regarding outstanding unvested equity awards held by our named executive officers as of December 31, 2025. The dollar amounts shown in the table below were calculated by multiplying the number of unvested
RSUs and PSUs (as applicable) reported for the named executive officer by the closing market price of $59.11 per share on
December 31, 2025, the last trading day of 2025. The number of RSUs and PSUs reported below include dividend equivalent units accrued as of December 31, 2025 for time-vesting RSUs granted since February 1, 2024 and the Sign-on PSUs and
Sign-on RSUs granted to Mr. Schwartz.

	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Equity Incentive Shares or Units of Stock That Have Not Vested (#)		Market Value of Equity Incentive Shares or Units of Stock That Have Not Vested ($)
Harvey M. Schwartz	2,095,995	(1)	$123,894,265	2,093,195	(5)	$123,728,757
John C. Redett	891,835	(2)	$52,716,367	550,965	(6)	$32,567,542
Lindsay P. LoBue	270,206	(3)	$15,971,877	371,519	(7)	$21,960,489
Jeffrey W. Ferguson	186,593	(4)	$11,029,513	—		$—
(1)The amount reported for Mr. Schwartz is composed of 561,833 Sign-On RSUs (which will be eligible to vest on December 15, 2026); 1,046,594 Sign-On PSUs that were earned as of the end of the fiscal year based on the attainment of the third stock price target for such award and that vested on February 1, 2026, the date on which the applicable minimum service requirement was satisfied; and 487,568 Stock Price Appreciation PSUs that were earned as of the end of the fiscal year based on the attainment of the second and third stock price targets for such award and of which 243,783 vested on February 14, 2026, the date on which the applicable minimum service requirement was satisfied, and of which 243,785 will be eligible to vest on February 14, 2027, the date on which the applicable minimum service requirement will be satisfied.
(2)The amount reported for Mr. Redett is composed of: 6,002 bonus deferral RSUs that vested on February 1, 2026; 3,131 bonus deferral RSUs that vested on
February 6, 2026; 240,528 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2026; 6,002 bonus deferral RSUs that will be eligible to vest on February 1, 2027; 3,140 bonus deferral RSUs that will be eligible to vest on February 6, 2027; 214,265 discretionary/annual time-vesting
RSUs that will be eligible to vest on August 1, 2027; 6,009 bonus deferral RSUs that will be eligible to vest on February 1, 2028; 78,756 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2028; and 334,002 Stock Price Appreciation PSUs that were earned as of the end of the fiscal year based on the attainment of the second and third stock price targets for such award and of which 167,001 vested on February 6, 2026, the date on which the applicable minimum service requirement was satisfied, and of which 167,001 will be eligible to vest on February 6, 2027, the date on which the applicable minimum service requirement will be satisfied.
(3)The amount reported for Ms. LoBue is composed of: 3,846 bonus deferral RSUs that vested on February 1, 2026; 32,592 discretionary/annual time-vesting
RSUs that will be eligible to vest on August 1, 2026; 3,857 bonus deferral RSUs that will be eligible to vest on February 1, 2027; 24,441 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2027; 3,596 bonus deferral RSUs that will be eligible to vest on February 1, 2028; 24,441 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2028; 135,682 Stock Price Appreciation PSUs (41,750 of which relate to the
February 2024 award of Stock Price Appreciation PSUs and 93,932 of which relate to the February 2025 award of Stock Price Appreciation PSUs) that were earned as of the end of the fiscal year based on the attainment of the applicable stock price targets for such awards and that vested on February 6, 2026, the date on which the applicable minimum service requirements were satisfied; and 41,751 Stock Price Appreciation PSUs granted in February 2024 that were earned as of the end of the fiscal year based on the attainment of the third stock price target for such award and that will be eligible to vest on February 6,
2027, the date on which the applicable minimum service requirement will be satisfied.
(4)The amount reported for Mr. Ferguson is composed of: 1,174 bonus deferral RSUs that vested on February 1, 2026; 2,190 bonus deferral RSUs that vested on February 6, 2026; 81,473 discretionary/annual time-vesting RSUs and 25,305 additional 2023 time-vesting RSUs that will be eligible to vest on August 1,
2026; 1,174 bonus deferral RSUs that will be eligible to vest on February 1, 2027; 2,201 bonus deferral RSUs that will be eligible to vest on February 6, 2027;
52,887 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2027; 1,181 bonus deferral RSUs that will be eligible to vest on
February 1, 2028; and 19,008 discretionary/annual time-vesting RSUs that will be eligible to vest on August 1, 2028.
(5)The amount reported for Mr. Schwartz is composed of: 2,093,195 Sign-On PSUs, which are the final two tranches of Mr. Schwartz’s Sign-On PSU Award and which are subject to a performance-based vesting condition requiring achievement of absolute stock price targets of $64.96 and $71.80 (respectively) over a period of 45 consecutive trading days during the performance period beginning February 15, 2023 and ending February 1, 2028, and with each such tranche subject to an additional performance-based vesting condition relating to TSR (linked to the 60th percentile of the constituent companies included in the S&P
500® Financials Index as of February 15, 2023), and a time-based vesting condition requiring minimum service through at least February 1 of 2027 and 2028
(respectively), or, if the performance-based vesting condition(s) are not satisfied as of the applicable minimum service date, the first to occur of February 1,
May 1, November 1, and August 1 following the date on which the applicable performance-based vesting condition(s) are satisfied. The foregoing number of
PSUs reported reflects the total number of PSUs outstanding and for which the applicable performance condition has not been satisfied as of December 31,
2025, even though the performance period will not end until February 1, 2028, and vesting is contingent on meeting absolute stock price hurdles and the
Company’s relative TSR performance. There is no assurance that these PSUs will be earned.
(6)The amount reported for Mr. Redett is composed of: 550,965 Stock Price Appreciation PSUs granted in December 2025, the performance-vesting and service-vesting conditions of which are described under “Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Awards
—Stock Price Appreciation PSU Award Program.” The foregoing number of PSUs reported reflects the total number of PSUs outstanding and for which the applicable performance condition has not been satisfied as of December 31, 2025, even though the performance period will not end until December
17, 2029, and vesting is contingent on meeting absolute stock price hurdles.
(7)The amount reported for Ms. LoBue is composed of: 187,864 Stock Price Appreciation PSUs granted in February 2025 and 183,655 Stock Price
Appreciation PSUs granted in December 2025, the performance-vesting and service-vesting conditions of which, in each case, are described under
“Compensation Discussion and Analysis—Compensation Elements—Long-Term Equity Awards—Stock Price Appreciation PSU Award Program.” The
foregoing numbers of PSUs reported reflects the total number of PSUs outstanding and for which the applicable performance conditions have not been satisfied as of December 31, 2025, even though the performance periods will not end until February 6, 2028 and December 17, 2029 (respectively), and vesting is contingent on meeting absolute stock price hurdles. There is no assurance that these PSUs will be earned.

CARLYLE	Proxy Statement 2026	69

Compensation Matters
Option Exercises and Stock Vested in 2025
As we have never issued any options, our named executive officers had no option exercises during the year ended December 31, 2025. Certain of our named executive officers had equity awards vest during the year ended
December 31, 2025, as reflected below. The number of RSUs and PSUs reported below include any dividend equivalent units accrued on the applicable awards as of the applicable vesting date.

	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(5)
Harvey M. Schwartz(1)	1,824,660	$102,324,111
John C. Redett(2)	348,556	$19,421,292
Lindsay P. LoBue(3)	42,005	$2,209,536
Jeffrey W. Ferguson(4)	161,647	$9,208,686
(1)The value for Mr. Schwartz is based on the value of 1,019,040 shares received upon the vesting of PSUs under his Sign-On PSU Award on February 1, 2025,
243,783 shares received upon the vesting of PSUs under his February 2024 award of Stock Price Appreciation Program PSUs on February 14, 2025, and
561,837 shares received upon the vesting of RSUs under his Sign-On RSU Award on December 15, 2025.
(2)The value for Mr. Redett is based on the value of 170,054 shares received upon the vesting of RSUs and PSUs on February 6, 2025 and 178,502 shares received upon the vesting of RSUs on August 1, 2025.
(3)The value for Ms. LoBue is based on the value of 255 shares received upon the vesting of RSUs on February 1, 2025 and 41,750 shares received upon the vesting of PSUs on February 6, 2025.
(4)The value for Mr. Ferguson is based on the value of 30,935 shares received upon the vesting of RSUs on February 1, 2025, 33,071 shares received upon the vesting of RSUs on February 6, 2025 and 97,641 shares received upon the vesting of RSUs on August 1, 2025.
(5)The value realized on vesting was calculated by multiplying the number of shares of common stock received upon vesting by the closing market price per share of common stock on the applicable vesting date (or the immediately preceding trading day if the applicable vesting date was not a trading day).
Pension Benefits for 2025
We do not provide pension benefits to our named executive officers.
Nonqualified Deferred Compensation for 2025
We do not provide defined contribution plans for the deferral of compensation on a basis that is not tax-qualified.
Potential Payments Upon Termination or Change in Control
Other than as described below, none of our named executive officers are entitled to any additional payments or benefits upon termination of employment, upon a change in control of our company or upon retirement, death or disability. The number of
RSUs and PSUs reported below include dividend equivalent units accrued as of December 31, 2025 for time-vesting RSUs granted since February 1, 2024 and the Sign-On RSU Award and Sign-On PSU Award granted to Mr. Schwartz.

70	CARLYLE	Proxy Statement 2026

Compensation Matters
Severance Arrangements
Chief Executive Officer
Mr. Schwartz’s Employment Agreement provides that upon either (i) an involuntary termination of Mr. Schwartz’s employment by Carlyle without Cause (as defined in the Employment Agreement) or (ii) Mr. Schwartz’s resignation from his employment with Carlyle for Good Reason (as defined in the Employment Agreement), in exchange for Mr. Schwartz’s execution and non-revocation of a release of claims, resignation from all offices and directorships then held with Carlyle and its affiliates and compliance with restrictive covenants, Mr. Schwartz will be entitled to receive cash severance, payable in a lump sum within
60 days following the termination date, equal to (a) one and one-half (1.5) times the sum of (i) his annual base salary plus
(ii) his target annual bonus amount and (b) a prorated portion of his target annual bonus for the year of termination (with such proration determined based on the number of days served in the year of termination through the termination date over the number of days in such year). Mr. Schwartz would also be entitled to a subsidy for continued health insurance coverage under
COBRA for so long as he is eligible (or until he is eligible for substantially equivalent health insurance coverage in connection with new employment, if earlier), or a taxable monthly payment in lieu thereof to the extent required by applicable law.
Had Mr. Schwartz’s employment been involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, on December 31, 2025, the last business day of 2025, Mr. Schwartz would have been entitled to (i) a cash payment of $9,000,000 (which is the sum of (a) one and one-half (1.5) times the sum of Mr. Schwartz’s annual base salary of
$1,000,000 plus Mr. Schwartz’s target annual bonus amount of $3,000,000, plus (b) Mr. Schwartz’s target annual bonus for
2025 of $3,000,000) and (ii) a monthly subsidy for continued health insurance coverage under COBRA for so long as he is eligible (or until he is eligible for substantially equivalent health insurance coverage in connection with new employment, if earlier), or a taxable monthly payment in lieu thereof ($1,100 per month based on 2025 rates).
Mr. Schwartz’s Employment Agreement also provides that if the foregoing types of termination (an involuntary termination by
Carlyle without Cause or Mr. Schwartz’s resignation for Good Reason) occurs within either (1) the two-year period following the occurrence of a Change in Control (as defined in the Equity Incentive Plan) or (2) the period commencing upon the execution of an agreement between Carlyle and another entity or entities, the consummation of which would result in a Change in
Control and ending on the date that such Change in Control occurs or, if earlier, the date that such agreement is terminated without the consummation of a Change in Control (each, a “Change in Control Period”), then, subject to the same conditions for payment set forth above, Mr. Schwartz would be entitled to receive the same payments and benefits set forth above, except that the amount of the severance payment will be determined as two (2) times the sum of (i) Mr. Schwartz’s annual base salary plus (ii) Mr. Schwartz’s annual target bonus amount (rather than one and one-half (1.5) times for the payment set forth above for a qualifying termination outside of the context of a Change in Control).
Had Mr. Schwartz’s employment been involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, during a Change in Control Period and on December 31, 2025, the last business day of 2025, Mr. Schwartz would have been entitled to (i) a cash payment of $11,000,000 (which is the sum of (a) two (2) times the sum of Mr. Schwartz’s annual base salary of $1,000,000 plus Mr. Schwartz’s target annual bonus amount of $3,000,000, plus (b) Mr. Schwartz’s target annual bonus for 2025 of $3,000,000) and (ii) a monthly subsidy for continued health insurance coverage under COBRA for so long as he is eligible (or until he is eligible for substantially equivalent health insurance coverage in connection with new employment, if earlier), or a taxable monthly payment in lieu thereof ($1,100 per month based on 2025 rates).
If Mr. Schwartz’s employment is terminated as a result of his death or “Disability” (as defined in the Employment Agreement), then Mr. Schwartz (or his estate) shall be entitled to a prorated portion of Mr. Schwartz’s target annual bonus for the year of termination (with such proration determined based on the number of days served in the year of termination through the termination date over the number of days in such year).
Had Mr. Schwartz’s employment been terminated as a result of his death or Disability, in either case, on December 31, 2025, the last business day of 2025, Mr. Schwartz (or his estate) would have been entitled to payment of $3,000,000, which is
Mr. Schwartz’s target annual bonus amount for 2025.

CARLYLE	Proxy Statement 2026	71

Compensation Matters
Other Named Executive Officers
Pursuant to the terms of the Employment Agreement we entered into with Ms. LoBue on September 28, 2023, if we terminate
Ms. LoBue without “Cause” or if Ms. LoBue resigned for “Good Reason” (as such terms are defined in the Employment
Agreement), Ms. LoBue would be entitled to receive, in exchange for her timely execution and non-revocation of a release of claims in our favor, cash severance equal to 25% of her annual base salary. Had such a termination of employment occurred on December 31, 2025, the last business day of 2025, Ms. LoBue would have been entitled to receive cash severance in the amount of $125,000. Ms. LoBue is not entitled to receive any additional cash payments in connection with a termination of her service due to her death or disability.
None of Messrs. Redett or Ferguson are entitled to receive cash severance in connection with a termination of their employment.
Long-Term Equity Awards
Chief Executive Officer Sign-On Awards
Mr. Schwartz’s Sign-On RSU Award agreement provide that upon either (i) an involuntary termination of Mr. Schwartz’s employment by Carlyle without Cause or (ii) Mr. Schwartz’s resignation from his employment with Carlyle for Good Reason, in either case, while any portion of the Sign-On RSU Award remains outstanding and unvested, Mr. Schwartz will immediately vest in the next tranche of the Sign-On RSU Award that would have vested if not for such termination, and any other outstanding and unvested portion of the Sign-On RSU Award would be forfeited. If such a termination occurs while any portion of the Sign-On PSU Award remains outstanding and unvested, then Mr. Schwartz will immediately vest in any tranche(s) of the
Sign-On PSU Award for which the applicable performance target(s) have been achieved but for which the applicable minimum service period(s) have not been achieved as of the date of such termination, and Mr. Schwartz would vest in any tranche(s) of the Sign-On PSU Award for which the applicable performance target(s) are achieved following the termination date based on a
45-trading day measurement period beginning no later than the date of such termination of employment. In addition, any remaining portion of the Sign-On PSU Award that does not vest in accordance with the foregoing would remain outstanding and unvested for the duration of the performance period, and Mr. Schwartz would be eligible to vest in a pro-rata portion of such PSUs for which the performance target(s) are satisfied, reduced by the number of PSUs that were earned prior to or in connection with such termination of employment.
Had Mr. Schwartz’s employment been involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, on December 31, 2025, the last trading day of 2025, Mr. Schwartz would have vested in the following number of
RSUs and PSUs, having the following value based on our closing market price of $59.11 per share on December 31, 2025, the last trading day of 2025: (i) 561,833 RSUs under the Sign-On RSU Award, with an aggregate value of $33,209,949 and
(ii) 1,046,594 PSUs under the Sign-On PSU Award, with an aggregate value of $61,864,172 because the performance target for the third tranche of the Sign-On PSU Award was achieved on August 21, 2025 (but not in any additional PSUs, because the performance targets for the remaining two unvested tranches of the Sign-On PSU Award were not achieved in the 45-trading day period following December 31, 2025), and Mr. Schwartz would remain eligible to vest in up to 1,221,030 PSUs underlying the Sign-On PSU Award (which is 35/60 of the 2,093,195 PSUs underlying the Sign-On PSU Award outstanding as of
December 31, 2025, after taking into account the 1,046,594 PSUs underlying the third tranche of the Sign-On PSU Award that would vest in connection with such termination), with an aggregate value (as of December 31, 2025) of $72,175,084 if the applicable performance conditions are satisfied during the performance period ending January 31, 2028.
If there is a Change in Control involving the acquisition of 50% or more of the total voting power of our shares of common stock, including by way of merger, consolidation or otherwise, while any portion of the Sign-On PSU Award remains outstanding and unvested, the corresponding stock price hurdle achievement associated with any unvested tranche of the
Sign-On PSU Award will be measured as of the second to last trading day immediately preceding the date on which such
Change in Control occurs, and if such stock price achievement is between two hurdles, the hurdle associated with the higher stock price will be deemed achieved in part based on linear interpolation between the two stock price hurdles. In addition, the achievement of the relative TSR goal for any such tranche (to the extent applicable) will be measured as of the date of first public announcement of the Change in Control transaction. Any tranche that becomes earned upon a Change in Control pursuant to the foregoing will remain outstanding and subject to satisfaction of the associated service-based vesting condition.
Had there been such a Change in Control transaction on December 31, 2025, the last trading day of 2025, 338,155 of the
PSUs underlying the previously unearned portion of the Sign-On PSU Award (having a value of $19,988,343 based on our closing market price of $59.11 per share on December 31, 2025) would have been deemed earned because our closing price on December 29, 2025, the second to last trading day immediately preceding December 31, 2025, was $60.33, which is between the hurdle of $58.12 for the third tranche of the Sign-On PSU Award (which was achieved on August 21, 2025) and the hurdle of $64.96 for the fourth tranche of the Sign-On PSU Award, so the hurdle for the fourth tranche of the Sign-On PSU

72	CARLYLE	Proxy Statement 2026

Compensation Matters
Award would have been deemed achieved in part based on linear interpolation, and our relative TSR as of such time was above the 60th percentile of S&P 500® Financials Index as of February 15, 2023, resulting in 338,155 PSUs of the 1,046,599
PSUs underlying the fourth tranche of the Sign-On PSU Award being earned.
If Mr. Schwartz’s employment is involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, during a Change in Control Period (as defined under his employment agreement) and while any portion of the
Sign-On RSU Award remains outstanding and unvested, then any such outstanding and unvested portion of the Sign-On RSU
Award will immediately vest as of the date of such termination of service. Had Mr. Schwartz’s employment been involuntarily terminated by Carlyle without Cause or by Mr. Schwartz for Good Reason, in either case, during a Change in Control Period and on December 31, 2025, the last trading day of 2025, Mr. Schwartz would have vested in the 561,833 outstanding and unvested RSUs underlying the Sign-On RSU Award, having a value of $33,209,949 based on our closing market price of
$59.11 per share on December 31, 2025, the last trading day of 2025.
If there is a Change in Control involving the acquisition of 50% or more of the total voting power of our shares of common stock, including by way of merger, consolidation or otherwise, and Mr. Schwartz’s employment is terminated by Carlyle without
Cause or by Mr. Schwartz for Good Reason, in either case within two (2) years following such Change in Control and while any portion of the Sign-On PSU Award remains outstanding and unvested, then any tranche of the Sign-On PSU Award for which the applicable performance conditions have been satisfied as of the date of such termination will become vested as of the date of such termination. Had there been such a Change in Control transaction and Mr. Schwartz’s employment was terminated by
Carlyle without Cause or by Mr. Schwartz for Good Reason on December 31, 2025, the last trading day of 2025, 1,384,749
PSUs underlying the Sign-On PSU Award, having a value of $81,852,514 based on our closing market price of $59.11 per share on December 31, 2025, would have vested because the performance target for the third tranche of the Sign-On PSU
Award (comprising 1,046,594 PSUs) was achieved on August 21, 2025, and, as noted above, 338,155 of the PSUs underlying the fourth tranche of the Sign-On PSU Award would have been deemed earned in connection with the occurrence of the
Change in Control transaction.
If there is a Change in Control involving a change in the constitution of the majority of directors serving on the Board and
Mr. Schwartz’s employment is terminated without Cause or by Mr. Schwartz for Good Reason, in either case within two (2)
years following such Change in Control and while any portion of the Sign-On PSU Award remains outstanding and unvested, then such unvested portion of the Sign-On PSU Award will be treated in the same manner as if Mr. Schwartz’s employment was terminated without Cause or by Mr. Schwartz for Good Reason outside of a Change in Control Period, except that such previously unvested portion that becomes vested in connection with such termination of employment will not be subject to proration. This treatment will also apply if Mr. Schwartz’s employment is terminated without Cause or by Mr. Schwartz for Good
Reason, in either case, after the execution by Carlyle and another entity or entities of an agreement the consummation of which would result in a Change in Control and, at the time of the termination of Mr. Schwartz’s employment, such Change in
Control has not occurred. Had either of these events occurred on December 31, 2025, the last business day of 2025,
Mr. Schwartz would have vested in 1,046,594 PSUs underlying the Sign-On PSU Award, having a value of $61,864,172 based on our closing market price of $59.11 per share on December 31, 2025, because the performance target for the third tranche of the Sign-On PSU Award was achieved on August 21, 2025, and Mr. Schwartz would have remained eligible to vest in the remaining 2,093,195 PSUs underlying the Sign-On PSU Award outstanding as of December 31, 2025, with an aggregate value of $123,728,757 (based on our closing market price of $59.11 per share on December 31, 2025) if the applicable performance conditions are satisfied during the relevant performance period.
If Mr. Schwartz’s employment is terminated as a result of his death or Disability while any portion of his Sign-On RSU Award remains outstanding and unvested, Mr. Schwartz will immediately vest in the next tranche of the Sign-On RSU Award that would have vested if not for such termination, and any other outstanding and unvested portion of the Sign-On RSU Award would be forfeited. If Mr. Schwartz’s employment is terminated as a result of his death or Disability while any portion of the
Sign-On PSU Award remains outstanding and unvested, then Mr. Schwartz (or his estate) will immediately vest in any tranche(s) of the Sign-On PSU Award for which the applicable performance target(s) have been achieved but for which the applicable minimum service period(s) have not been achieved as of the date of such termination, and, if applicable,
Mr. Schwartz (or his estate) will immediately vest in a portion of any other tranche(s) of the Sign-On PSU Award for which the applicable performance target(s) have not been achieved as of the date of such termination, determined as the product of
(1) the PSUs covered by each such outstanding tranche for which the applicable performance target(s) have not been achieved, times (2) 50%, and prorated based on the number of months during which Mr. Schwartz was employed by Carlyle prior to such termination of employment (rounded up to the nearest whole month) over 60. Any remaining outstanding and unvested portion of the Sign-On PSU Award would be forfeited.
Had Mr. Schwartz’s employment been terminated as a result of Mr. Schwartz’s death or Disability, in either case, on
December 31, 2025, the last business day of 2025, Mr. Schwartz would have vested in the following number of RSUs and
PSUs, having the following value based on our closing market price of $59.11 per share on December 31, 2025, the last trading day of 2025: (i) 561,833 RSUs under the Sign-On RSU Award (which is the tranche of the Sign-On RSU Award

CARLYLE	Proxy Statement 2026	73

Compensation Matters
next-scheduled to vest on December 15, 2026), with an aggregate value of $33,209,949, (ii) 1,046,594 PSUs under the
Sign-On PSU Award (because the performance target for the third tranche of the Sign-On PSU Award was achieved on August
21, 2025), with an aggregate value of $61,864,172, and (iii) 610,515 PSUs under the Sign-On PSU Award (which is the product of (1) 2,093,195 of the remaining PSUs outstanding under the Sign-On PSU Award as of such date, times (2) 50%, and pro-rated by 35/60), with an aggregate value of $36,087,554.
Stock Price Appreciation Program PSUs
For purposes of the PSUs awarded to Messrs. Schwartz and Redett and Ms. LoBue pursuant to the Stock Price Appreciation
PSU Award Program in 2024 and/or 2025, upon the occurrence of the applicable named executive officer’s death or termination due to Disability (as defined in the Equity Incentive Plan), any PSUs for which the applicable stock price vesting condition has been satisfied but for which the applicable service condition has not been satisfied as of the date of such event will vest. In addition, if the applicable named executive officer’s employment is terminated by Carlyle without Cause, subject to such named executive officer’s execution of a release of claims in favor of Carlyle and continued compliance with any restrictive covenants to which such named executive officer is subject, any PSUs for which the applicable stock price vesting condition has been satisfied but for which the applicable service condition has not been satisfied as of the effective date of such termination will vest. Had any such termination of employment occurred on December 31, 2025, the last business day of
2025, Messrs. Schwartz and Redett and Ms. LoBue would have vested in the following numbers of PSUs, having the following values based on our closing market price of $59.11 per share on December 31, 2025: Mr. Schwartz - 487,568 PSUs with a value of $28,820,145 (because the performance target for the second and third tranche of Mr. Schwartz’s February 2024 PSU award had been achieved as of such time); Mr. Redett - 334,002 PSUs with a value of $19,742,859 (because the performance target for the second and third tranche of Mr. Redett’s February 2024 PSU award had been achieved as of such time); and
Ms. LoBue - 177,433 PSUs with a value of $10,488,065 (because the performance target for the second and third tranche of
Ms. LoBue’s February 2024 PSU award had been achieved as of such time, and the performance target for the first tranche of
Ms. LoBue’s February 2025 PSU award have been achieved as of such time).
If there is a Change in Control that meets the requirements under Section 2(g)(i) of the Equity Incentive Plan (regarding the acquisition of 50% or more of the total voting power of our shares of common stock, including by way of merger, consolidation or otherwise) while any portion of the PSUs remain outstanding and unvested, the corresponding stock price hurdle associated with any unvested tranche of the PSUs will be measured as of the second to last trading day immediately preceding the date on which such Change in Control occurs and based on the value of the consideration paid for each share of our common stock in the Change in Control transaction (rather than based on the 30 consecutive trading day average closing stock price), and if such value is between two stock price hurdles, the hurdle associated with the higher stock price will be deemed achieved in part based on linear interpolation between the two stock price hurdles. Any tranche that becomes earned upon a Change in
Control pursuant to the foregoing will remain outstanding and subject to satisfaction of the associated service-based vesting condition, and any tranche that is not earned pursuant to the foregoing will be forfeited. Had there been such a Change in
Control transaction on December 31, 2025, the last trading day of 2025, there would have been no effect on the PSUs under the Stock Price Appreciation Program, because the performance targets for all of the February 2024 PSU awards had been achieved as of such time, and because our closing price on December 29, 2025, the second to last trading day immediately preceding December 31, 2025, was $60.33, which is not between the stock price hurdles for the PSU awards to Mr. Redett and Ms. LoBue in 2025.
If there is a Change in Control and the applicable named executive officer’s employment is terminated by Carlyle without
Cause within two (2) years following such Change in Control, or if such a termination occurs after the date that definitive documentation for a sale transaction is entered into but before such transaction has been consummated and, in either case, while any portion of the PSUs remain outstanding and unvested, then any PSUs that remain outstanding as of the date of such termination (after application of the foregoing treatment for a Change in Control that meets the requirements of Section 2(g)(i)
of the Equity Incentive Plan) will vest. Had these events occurred on December 31, 2025, the last business day of 2025,
Messrs. Schwartz and Redett and Ms. LoBue would have vested in the following numbers of PSUs, having the following values based on our closing market price of $59.11 per share on December 31, 2025: Mr. Schwartz - 487,568 PSUs with a value of $28,820,145 (because the performance target for the second and third tranche of Mr. Schwartz’s February 2024 PSU award had been achieved as of such time); Mr. Redett - 334,002 PSUs with a value of $19,742,859 (because the performance target for the second and third tranche of Mr. Redett’s February 2024 PSU award had been achieved as of such time, and no other PSUs would have been deemed earned in connection with such Change in Control); and Ms. LoBue - 177,433 PSUs with a value of $10,488,065 (because the performance target for the second and third tranche of Ms. LoBue’s February 2024
PSU award had been achieved as of such time, and the performance target for the first tranche of Ms. LoBue’s February 2025
PSU award have been achieved as of such time, and no other PSUs would have been deemed earned in connection with such
Change in Control).

74	CARLYLE	Proxy Statement 2026

Compensation Matters
Other Awards Held by Named Executive Officers
Upon the occurrence of a termination of employment because of death or Disability (as defined in the Equity Incentive Plan), any unvested time-vesting RSUs held by Messrs. Redett and Ferguson and Ms. LoBue will automatically be deemed vested as of immediately prior to such termination of employment. Had such a termination of employment occurred on
December 31, 2025, the last business day of 2025, each of Messrs. Redett and Ferguson and Ms. LoBue would have vested in the following numbers of RSUs, having the following values based on our closing market price of $59.11 per share on
December 31, 2025: Mr. Redett - 557,833 RSUs with an aggregate value of $32,973,509 (which is comprised of 533,549 discretionary/annual time-vesting RSUs and 24,284 Bonus Deferral RSUs); Ms. LoBue - 92,773 RSUs with an aggregate value of $5,483,812 (which is comprised of 81,474 discretionary/annual time-vesting RSUs and 11,299 Bonus Deferral RSUs); and
Mr. Ferguson - 186,593 RSUs with an aggregate value of $11,029,513 (which is comprised of 153,368 discretionary/annual time-vesting RSUs, 25,305 additional 2023 time-vesting RSUs and 7,920 Bonus Deferral RSUs).
For purposes of the Bonus Deferral RSUs held by Messrs. Redett and Ferguson and Ms. LoBue, if the applicable named executive officer’s employment is terminated by Carlyle without “Cause” (as defined in the applicable RSU award agreement), subject to such named executive officer’s execution of a release of claims in favor of Carlyle and continued compliance with any restrictive covenants to which such named executive officer is subject, any unvested Bonus Deferral Program RSUs will remain eligible to vest on the scheduled vesting dates. Had such a termination of employment occurred on December 31,
2025, the last business day of 2025, each of Messrs. Redett and Ferguson and Ms. LoBue would have remained eligible to vest in the following numbers of RSUs on the regular vesting schedule, having the following values based on our closing market price of $59.11 per share on December 31, 2025: Mr. Redett - 24,284 Bonus Deferral RSUs with a value of $1,435,428;
Ms. LoBue - 11,299 Bonus Deferral RSUs with a value of $667,884; and Mr. Ferguson - 7,920 Bonus Deferral RSUs with a value of $468,152.
In addition, for purposes of the Bonus Deferral RSUs, if the applicable named executive officer retires (which, for purposes of the Bonus Deferral RSUs, means the termination of the applicable named executive officer’s employment after having reached age 55 and with at least five full years of service with Carlyle, and after satisfaction of any contractual notice requirements), subject to such named executive officer’s continuing compliance with any restrictive covenants to which such named executive officer is subject, any unvested Bonus Deferral Program RSUs will remain eligible to vest on the scheduled vesting dates. Had such a termination of employment occurred on December 31, 2025, the last business day of 2025, each of Messrs. Redett and
Ferguson would have been eligible to vest in the following numbers of RSUs on the regular vesting schedule, having the following values based on our closing market price of $59.11 per share on December 31, 2025: Mr. Redett - 24,284 Bonus
Deferral RSUs with a value of $1,435,428; and Mr. Ferguson - 7,920 Bonus Deferral RSUs with a value of $468,152.
Ms. LoBue would not have been eligible to vest in her Bonus Deferral RSUs as she would not have yet satisfied the retirement criteria.
In addition, for purposes of the time-vesting awards granted to Messrs. Redett and Ferguson and Ms. LoBue, upon the occurrence of a termination of the applicable named executive officer’s employment without “Cause” (as defined in the applicable RSU award agreement) that occurs within 12 months following the occurrence of a Change in Control, any such unvested time-vesting RSUs will automatically be deemed vested as of immediately prior to the occurrence of such termination of employment. Had such a termination occurred on December 31, 2025, the last business day of 2025, each of Messrs.
Redett and Ferguson and Ms. LoBue would have vested in the following additional numbers of RSUs, having the following values based on our closing market price of $59.11 per share on December 31, 2025: Mr. Redett - 557,833 RSUs with an aggregate value of $32,973,509 (which is comprised of 533,549 discretionary/annual time-vesting RSUs and 24,284 Bonus
Deferral RSUs); Ms. LoBue - 92,773 RSUs with an aggregate value of $5,483,812 (which is comprised of 81,474 discretionary/
annual time-vesting RSUs and 11,299 Bonus Deferral RSUs); and Mr. Ferguson - 186,593 RSUs with an aggregate value of
$11,029,513 (which is comprised of 153,368 discretionary/annual time-vesting RSUs, 25,305 additional 2023 time-vesting
RSUs and 7,920 Bonus Deferral RSUs).
Restrictive Covenants
Mr. Schwartz’s Employment Agreement and the award agreement for his 2024 award of PSUs include restrictive covenants limiting his ability during the term of his employment and for 12 months following a termination of employment to solicit
Carlyle’s employees or investors or participate in any capacity in any transactions that Carlyle was actively considering investing in or offering to invest in prior to the termination date. Mr. Schwartz’s Employment Agreement also includes restrictive covenants limiting his ability to compete with Carlyle during the term of his employment and for 12 months following a termination of employment. Mr. Schwartz is also subject to confidentiality covenants and may not disclose publicly or discuss our private placement fundraising efforts or the name of any fund vehicle that has not had a final closing with any member of the press. Mr. Schwartz and Carlyle are subject to certain cooperation covenants following a termination of employment and perpetual mutual non-disparagement obligations.

CARLYLE	Proxy Statement 2026	75

Compensation Matters
Messrs. Redett, Ferguson, and Finn and Ms. LoBue, pursuant to the terms of restrictive covenant agreements with Carlyle, their Employment Agreement, and/or the award agreements for certain RSU and/or PSU awards (as applicable) have agreed to (i) a notice period covenant, pursuant to which they must provide 6 months’ advance notice of their intent to resign or retire from Carlyle, (ii) a non-competition covenant restricting their ability to compete with Carlyle during their employment and for a period of 12 months following the earlier of (a) the date they provide notice of their intent to terminate their employment with
Carlyle and (b) the termination of their employment with Carlyle, and (iii) a non-solicitation covenant restricting their ability to solicit Carlyle’s employees and investors or participate in any capacity in any transactions that Carlyle was actively considering investing in or offering to invest in for a period of 12 months following the termination of their employment.

76	CARLYLE	Proxy Statement 2026

Compensation Matters
PAY RATIO DISCLOSURE
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of
Regulation S-K, we are providing the following information regarding the ratio of the total annual compensation for our principal executive officer to the median of the annual total compensation of all our employees (other than our principal executive officer) (the “CEO Pay Ratio”). Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item
402(u). However, due to the flexibility afforded by Item 402(u) in calculating the CEO Pay Ratio, our CEO Pay Ratio may not be comparable to the CEO pay ratios presented by other companies.
Identification of Median Employee
As of December 31, 2025, we employed more than 2,500 individuals, including 770 investment professionals, located in 27 offices across four continents. For 2025, in accordance with SEC rules, we re-identified our median employee using our global employee population as of October 31, 2025. To identify our median employee, we used annual base salary and bonuses earned (guaranteed and discretionary) in 2025. The application of our consistently applied compensation measure identified
16 employees with the same annual base salary and bonuses earned (guaranteed and discretionary) in 2025. We identified our median employee from this group of 16 employees by reviewing the components of their total annual compensation and selecting the employee whose title, tenure, and components of compensation most accurately reflected the compensation of a typical employee. We calculated the annual total compensation for this median employee in accordance with the requirements of the Summary Compensation Table.
2025 Pay Ratio
For 2025, the total compensation for Mr. Schwartz, our principal executive officer as of December 31, 2025, was $7,149,859.
For 2025, our median employee’s annual total compensation was $250,000. Based on the aggregate principal executive officer total compensation, our CEO Pay Ratio for 2025 was 29:1.

CARLYLE	Proxy Statement 2026	77

Compensation Matters
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K,
we are providing the following information regarding the relationship between executive “compensation actually paid” (as determined in accordance with the rules prescribed under Item 402(v)) to (i) each individual who has served as our principal executive officer (“PEO”)
during any or all of 2021, 2022, 2023, 2024, and 2025 and (ii) our other non-PEO named executive officers (determined as an average, as set forth below) during each of 2021, 2022, 2023, 2024, and 2025 and our financial performance.

	Summary Compensation Table Total for:			Compensation Actually Paid to:			Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1),(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(1),(2)	Value of Initial Fixed $100 Investment Based on:		Net Income (in millions)	Fee Related Earnings (FRE) (in millions) (4)
Year	Harvey M. Schwartz	William E. Conway, Jr.	Kewsong Lee	Harvey M. Schwartz(2)	William E. Conway, Jr.(2)	Kewsong Lee(2)			Total Share- holder Return	Peer Group Total Share- holder Return(3)
2025	$7,149,859	$—	$—	$76,127,932	$—	$—	$26,297,627	$33,754,475	$220	$196	$944.7	$1,236.2
2024	$29,590,176	$—	$—	$122,266,110	$—	$—	$19,634,839	$27,674,579	$183	$187	$1,091.1	$1,104.6
2023	$186,994,098	$500,000	$—	$236,419,177	$500,000	$—	$8,516,160	$8,242,865	$143	$135	$(496.7)	$859.4
2022	$—	$500,000	$40,775,405	$—	$500,000	$(61,692,601)	$14,108,893	$5,716,546	$100	$110	$1,284.7	$834.4
2021	$—	$—	$42,322,501	$—	$—	$123,088,136	$29,363,977	$41,878,583	$178	$141	$3,045.2	$598.1
(1)The non-PEO named executive officers in 2025 consist of Messrs. Redett and Ferguson and Ms. LoBue, in 2024 consist of Messrs. Redett, Ferguson, and Finn and Ms.
LoBue, in 2023 consist of Messrs. Redett, Finn, Ferguson, Larson, and Buser, and in 2022 and 2021 consist of Messrs. Buser, Clare, Finn, and Larson (as applicable, the
“Non-PEO NEOs”).
(2)To calculate the “compensation actually paid,” the following amounts were deducted from and added to the applicable “Summary Compensation Table Total” set forth above:

	Summary Compensation Total	Deductions of Reported Equity Values from Summary Compensation Total(a)	Equity Award Adjustments to Summary Compensation Total(b)	“Compensation Actually Paid”
Harvey M. Schwartz
2025	$7,149,859	$—	$68,978,073	$76,127,932
Average of Non-PEO Named Executive Officers
2025	$26,297,627	$(23,741,457)	$31,198,305	$33,754,475
(a)Represents the grant date fair value of equity-based awards granted in each year, as reflected in the “Stock Awards” column.
(b)Reflects adjustments to the value of Stock Awards, as calculated in accordance with the rules prescribed under Item 402(v) and in accordance with ASC Topic 718, which included the categories of adjustments for each year as set forth below. The values shown below include the fair value of accrued dividend equivalent units as of the applicable date, to the extent applicable. For additional information regarding the determination of fair value, see Note 2 and Note 14 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Year End Fair Value of Awards Granted During Year that Remained Outstanding and Unvested at Year End		Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in a Prior Year that Remained Outstanding and Unvested at Year End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Same Year	Change in Fair Value from Prior Year End to Vesting Date for Equity Awards Granted in a Prior Year that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions During Year	Total Equity Award Adjustments
Harvey M. Schwartz
2025	$—	$58,033,995	$—	$10,944,078	$—	$68,978,073
Average of Non-PEO Named Executive Officers
2025	$25,418,640	$4,731,234	$—	$1,048,431	$—	$31,198,305
(3)The Peer Group for these purposes is the Dow Jones U.S. Asset Manager Index.
(4)Our company-selected measure is Fee Related Earnings (“FRE”). FRE is described under “Management’s Discussion and Analysis of Financial Condition and Results of
Operations—Key Financial Measures—Non-GAAP Financial Measures—Fee Related Earnings” in our Annual Report on Form 10-K. For a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, please see Appendix A: Reconciliations of Non-GAAP Measures.

78	CARLYLE	Proxy Statement 2026

Compensation Matters
Narrative Disclosure to Pay Versus Performance
The following graph shows the relationship between the “compensation actually paid” to each of Messrs. Schwartz, Conway, and Lee, and the average of the “compensation actually paid” to our Non-PEO NEOs (in each case, with “compensation actually paid” calculated as set forth above in accordance with the rules prescribed under Item 402(v) of Regulation S-K) in
2021, 2022, 2023, 2024, and 2025 and our cumulative TSR measured starting from December 31, 2020 for each covered fiscal year. This graph also shows the relationship between our TSR performance and the TSR performance of the Peer
Group in the Pay Versus Performance Table (which is the Dow Jones U.S. Asset Manager Index) over the same period.
“Compensation Actually Paid” vs. Company TSR and Company TSR v. Peer Group TSR

"Compensation Actually Paid" (in millions)
$250
$200
$150
$100
$50
$—
$(50)
2021
2022
2023
2024
2025
$200
$150
$100
$50
TSR Value of Fixed $100 Investment

●	Harvey M. Schwartz
●	Kewsong Lee
●	William E. Conway, Jr.
●	Non-PEO NEOs
Company TSR
Peer Group TSR

The following graph shows the relationship between the “compensation actually paid” to each of Messrs. Schwartz, Conway, and Lee and the average of the “compensation actually paid” to our non-PEO NEOs (in each case, with “compensation actually paid” calculated as set forth above in accordance with the rules prescribed under Item 402(v)) in 2021, 2022, 2023,
2024, and 2025 and our net income performance in 2021, 2022, 2023, 2024, and 2025.
“Compensation Actually Paid” vs. Net Income

$250
$200
$150
$100
$50
$—
$(50)
$(100)
"Compensation Actually Paid" (in millions)
$3,000
$2,000
$1,000
$—
$(1,000)
Net Income (in millions)
2021
2022
2023
2024
2025

●	Harvey M. Schwartz
●	Kewsong Lee
●	William E. Conway, Jr.
●	Non-PEO NEOs
Net Income

CARLYLE	Proxy Statement 2026	79

Compensation Matters
The following graph shows the relationship between the “compensation actually paid” to each of Messrs. Schwartz, Conway, and Lee and the average of the “compensation actually paid” to our non-PEO NEOs (in each case, with “compensation actually paid” calculated as set forth above in accordance with the rules prescribed under Item 402(v)) in 2021, 2022, 2023,
2024, and 2025 and the performance of our company-selected measure, fee related earnings, in 2021, 2022, 2023, 2024, and 2025.
“Compensation Actually Paid” vs. FRE

"Compensation Actually Paid" (in millions)
$250
$200
$150
$100
$50
$—
$(50)
FRE (in millions)
$1,250
$1,000
$750
$500
$250
$—
2021
2022
2023
2024
2025

●	Harvey M. Schwartz
●	Kewsong Lee
●	William E. Conway, Jr.
●	Non-PEO NEOs
FRE

Tabular List of Most Important Performance Measures
The following provides a list of the performance measures that we believe are the most important performance measures used to link compensation actually paid to company performance for 2025. We are providing this list in accordance with Item 402(v)
of Regulation S-K to provide information on performance measures used by the Compensation Committee to determine NEO compensation. For more information, see the Compensation Discussion and Analysis above.

Fee Related Earnings
Distributable Earnings Per Share
Stock Price Performance
Inflows
Fee Related Earnings Margin
Relative TSR Performance

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

80	CARLYLE	Proxy Statement 2026

Compensation Matters
DIRECTOR COMPENSATION
Overview
No additional remuneration is paid to our employees or advisors for service as a director or on committees of the Board of
Directors. Certain of the directors are employees or advisors to Carlyle and have received compensation or other payments in respect of their services in such capacities. See “Certain Relationships and Related Person Transactions—Other
Transactions.” In addition, each director is reimbursed for reasonable out-of-pocket expenses incurred in connection with such service.
In 2025, each director who was not an employee of or advisor to Carlyle received an annual retainer at the annual rates set forth below, which includes an additional cash retainer for our Lead Independent Director and the Chairpersons for each of our
Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. In February 2026, based on comparative market data provided by Pay Governance, as well as considerations regarding the efforts of the directors on behalf of the Company during the prior year and anticipated continuing efforts, the Compensation Committee evaluated the compensation for directors who are not employees of or advisors to Carlyle and determined to recommend to the Board, and the Board approved, certain updates to the compensation for such directors commencing in 2026 at the annual rates set forth below:

Annual Retainers	2025 Annual Rate	2026 Annual Rate
Cash-Based Portion of Annual Retainer	$140,000	$145,000
RSU-Based Portion of Annual Retainer	$205,000	$220,000
Additional Annual Cash Retainer for Lead Independent Director	$65,000	$75,000
Additional Annual Cash Retainer for Chairperson of Audit Committee	$40,000	$40,000
Additional Annual Cash Retainer for Chairperson of Compensation Committee	$25,000	$30,000
Additional Annual Cash Retainer for Chairperson of Nominating and Corporate Governance Committee	$25,000	$25,000
The RSU-based portion of the annual retainer for 2025 was granted on May 1, 2025. These RSUs will vest on May 1, 2026.
Deferral Program
In October 2024, upon the recommendation of the Compensation Committee, the Board approved a program (the “Director
Deferral Program”) pursuant to which our directors who are not employees of or advisors to Carlyle have the opportunity to elect to defer (i) receipt of shares of our common stock the director would have received upon vesting of RSUs granted as part of their annual retainer in the form of deferred RSUs under the Equity Incentive Plan and/or (ii) receipt of all or a portion of their cash compensation earned for their service on our Board in the form of fully vested shares of our common stock or deferred
RSUs under the Equity Incentive Plan. Deferred RSUs received under the Director Deferral Program may be settled, at the director’s election, upon (i) such director’s retirement from the Board, (ii) a date certain, or (iii) the earlier of such director’s retirement from the Board and a date certain. Vested deferred RSUs shall be entitled to dividend equivalent payments upon payment by the Company of dividends on shares of the Company’s common stock in the same form and amount equal to the amount of such dividends and are not subject to deferral under the Director Deferral Program.
With respect to the RSU-based portion of the 2025 annual retainer, Ms. Fitt elected to defer receipt of shares of our common stock deliverable upon the vesting of such grant until the earlier of the date of her retirement from the Board and May 1, 2029.
Additionally, for the RSU-based portion of Mr. Rice’s 2025 annual retainer, Mr. Rice elected to defer the receipt of shares of our common stock until his retirement from the Board, and for the cash-based portion of Mr. Rice’s 2025 annual retainer, Mr. Rice elected to receive fully vested RSUs, with receipt of the underlying shares also deferred until his retirement from the Board.
Elections made for 2025 apply only to the annual retainers received for 2025, and our eligible directors were eligible to make new elections with respect to annual retainers received for 2026.
Stock Ownership Guidelines
The Company maintains Stock Ownership Guidelines requiring non-employee directors to own an amount equal to five times the base annual cash retainer within five years of the date of a director’s appointment to the Board. All of the non-employee directors who have served on our Board for five years or more, Ms. Fitt and Messrs. Hance, Rice, Shaw, and Welters, are
currently in compliance with this stock ownership requirement. Non-employee directors who have been appointed to the Board

CARLYLE	Proxy Statement 2026	81

Compensation Matters
in the last five years (Ms. Filler and Mr. Ordan, who were appointed to the Board effective April 1, 2022; Ms. Cherwoo who was appointed to the Board effective June 1, 2023; and Ms. Beschloss who was appointed to the Board effective May 1, 2024) are in a phase-in period for compliance with this stock ownership requirement, although Ms. Filler and Mr. Ordan are also in compliance with the stock ownership requirement. As noted above, in 2026 the base annual cash retainer paid to each director who was not an employee of or advisor to Carlyle was increased by $5,000, which increased the minimum stock ownership requirement accordingly. The non-employee directors have five years from the date of such increase to acquire any additional shares needed to meet this incremental additional stock ownership requirement. Under the Stock Ownership Guidelines, unvested restricted stock or RSU awards with time-based vesting terms and deferred RSUs will count as shares “owned” for purposes of the Stock Ownership Guidelines.
2025 Director Compensation Table
The following table provides the director compensation for Mr. Hance and our non-employee directors for 2025:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Afsaneh Beschloss	$140,000	$198,878	$338,878
Sharda Cherwoo	$140,000	$198,878	$338,878
Linda H. Filler	$140,000	$198,878	$338,878
Lawton W. Fitt(2)	$177,406	$198,878	$376,284
James H. Hance, Jr.(3)	$—	$—	$—
Mark S. Ordan(4)	$192,595	$198,878	$391,473
Derica W. Rice(5)	$—	$338,914	$338,914
William J. Shaw	$180,000	$198,878	$378,878
Anthony Welters	$165,000	$198,878	$363,878
(1)The reference to “stock” in this table refers to RSUs (including deferred RSUs, as applicable). Amounts represent the grant date fair value of the RSU awards granted to each director who is not an employee of or advisor to the Company on May 1, 2025 computed in accordance with U.S. GAAP pertaining to equity-
based compensation. For additional information regarding the computation of grant date fair value, see Note 14 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For 2025, Mr. Rice and Ms. Fitt elected to defer their 2025 RSU award under the Director Deferral Program and received deferred RSUs, which will be settled, to the extent vested, on (i) the date of retirement from the
Board, in the case of Mr. Rice and (ii) the earlier of the date of retirement from the Board and May 1, 2029, in the case of Ms. Fitt.
(2)The cash fees paid to Ms. Fitt include payment of a pro-rated portion of the additional cash retainer in respect of service as Lead Independent Director through
March 9, 2025.
(3)As Mr. Hance is an Operating Executive, no additional remuneration is paid to him as a director. Mr. Hance’s compensation is discussed in “Certain
Relationships and Related Transactions.”
(4)The cash fees paid to Mr. Ordan include payment of a pro-rated portion of the additional cash retainer in respect of service as Lead Independent Director from
March 10, 2025, when Mr. Ordan assumed such role.
(5)Mr. Rice elected to receive fully vested RSUs in lieu of the cash-based portion of his annual retainer pursuant to our Director Deferral Program. The amount reported as “Stock Awards” for Mr. Rice include both (i) the RSU-based portion of Mr. Rice’s annual retainer and (ii) the fully vested RSUs that Mr. Rice elected to receive in lieu of the cash-based portion of his annual retainer pursuant to the Director Deferral Program, which will be settled in shares of the Company’s common stock upon Mr. Rice’s retirement from the Board.
The following table provides information regarding outstanding unvested RSUs and deferred vested RSUs held by our non-
employee directors who served during 2025 as of December 31, 2025:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested	Number of Deferred Vested RSUs(1)
Afsaneh Beschloss	5,235	—
Sharda Cherwoo	5,235	—
Linda H. Filler	5,235	—
Lawton W. Fitt	5,235	—
Mark S. Ordan	5,235	—
Derica W. Rice	5,235	3,576
William J. Shaw	5,235	—
Anthony Welters	5,235	—
(1)Reflects deferred RSUs received by directors under the Director Deferral Program, which have vested but remain subject to deferred settlement.

82	CARLYLE	Proxy Statement 2026
Certain Relationships and
Related Transactions
STATEMENT OF POLICY REGARDING TRANSACTIONS
WITH RELATED PERSONS
Our Board of Directors has adopted a written statement of policy regarding transactions with related persons, which we refer to as our “related person policy.” Our related person policy requires that a “related person” (as defined in paragraph (a) of
Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. The General Counsel will then promptly communicate that information to our Audit Committee or another independent body of the Board. No related person transaction will be executed without the approval or ratification of our Audit Committee or another independent body of our Board. It is our policy that directors interested in a related person transaction will recuse themselves from any vote of a related person transaction in which they have an interest.
STOCKHOLDER AGREEMENTS
Pursuant to the stockholder agreements with certain of our co-founders, Messrs. Conway and D’Aniello, for so long as such co-founder and/or his “Stockholder Group” (as defined in the stockholder agreements) beneficially owns at least 5% of our issued and outstanding common stock, such co-founders will have the right to nominate one director to our Board of Directors.
In addition, such co-founder will have the right to nominate a second director to our Board until the earlier of (x) such time as such co-founder and/or his Stockholder Group ceases to beneficially own at least 20 million shares of our common stock and
(y) January 1, 2027. For so long as at least one co-founder is entitled to designate two directors to the Board, the co-founders then serving on our Board may (i) designate a co-founder to serve as chair or co-chair and (ii) designate a co-founder to serve on each of the compensation and nominating committees and any executive committee, subject to applicable law and listing standards. Accordingly, for such period of time, our co-founders will have significant influence over the composition of our
Board and could prevent certain changes in the composition of our Board.
TAX RECEIVABLE AGREEMENT
In connection with our initial public offering, we entered into a tax receivable agreement with the limited partners of the holders of partnership units in Carlyle Holdings I L.P., Carlyle Holdings II L.P., and Carlyle Holdings III L.P. (collectively, “Carlyle
Holdings”) partnerships whereby we agreed to pay to such limited partners 85% of the amount of cash tax savings, if any, in
U.S. federal, state, and local income tax realized as a result of increases in tax basis resulting from exchanges of Carlyle
Holdings partnership units for common units of The Carlyle Group L.P.
From and after the consummation of the Conversion, holders of Carlyle Holdings partnership units do not have any rights to payments under the tax receivable agreement except for payment obligations pre-existing at the time of the Conversion with respect to exchanges that have occurred prior to the Conversion.
For the year ended December 31, 2025, we made payments in respect of exchanges made prior to the Conversion pursuant to the tax receivable agreement to Messrs. Conway, D’Aniello, Redett, and Ferguson of $451,767, $450,687, $5,873, and
$21,007, respectively.
REGISTRATION RIGHTS AGREEMENT
We have entered into an amended and restated registration rights agreement pursuant to which TCG Carlyle Global Partners
L.L.C., an entity wholly owned by our senior Carlyle professionals, has the right to request that we register the sale of shares of common stock held by our pre-IPO owners an unlimited number of times and may require us to make available shelf

CARLYLE	Proxy Statement 2026	83

Certain Relationships and Related Transactions
registration statements permitting sales of shares of common stock into the market from time to time over an extended period.
In addition, TCG Carlyle Global Partners L.L.C. has the ability to exercise certain piggyback registration rights in respect of shares of common stock held by our pre-IPO owners in connection with registered offerings requested by other registration rights holders or initiated by us.
FIRM USE OF PRIVATE AIRCRAFT
An entity controlled by Mr. Rubenstein owns an aircraft that may be used for Carlyle’s business in the ordinary course of our operations. Carlyle incurred $2,261,021 for the use of the aircraft for the year ended December 31, 2025, all of which was paid directly to the manager of the aircraft and a significant portion of which ultimately was paid to or for the benefit of
Mr. Rubenstein. The hourly rates that Carlyle paid for the use of the aircraft were based on current market rates for chartering private aircraft of the same type. Mr. Rubenstein paid the purchase price of the aircraft himself and bore all operating, personnel, and maintenance costs associated with the operation of the aircraft for non-Carlyle purposes.
INVESTMENTS IN AND ALONGSIDE CARLYLE FUNDS
Our directors and executive officers are permitted to coinvest their own capital in and alongside our investment funds. The opportunity to invest in and alongside our investment funds is also available to all of our senior Carlyle professionals and to those of our employees whom we have determined have a status that reasonably permits us to offer them these types of investments in compliance with applicable laws. We encourage our eligible professionals to invest in and alongside our investment funds because we believe that such investing further aligns the interests of our professionals with those of our fund investors and our firm. Our directors and executive officers may also transfer or purchase outstanding interests in our investment funds, whereupon the interests may remain not subject to or may no longer be subject to management fees, incentive fees, or carried interest in some cases.
Coinvestments are investments in investment vehicles or other assets on the same terms and conditions as those available to the applicable fund, except that these coinvestments generally are not subject to management fees, incentive fees, or carried interest. These coinvestments are funded with our professionals’ own “after-tax” cash and not with deferral of management or incentive fees. Coinvestors are responsible for their pro-rata share of partnership and other general and administrative fees and expenses. In addition, our directors and executive officers are permitted to invest their own capital directly in investment funds we advise, in most instances not subject to management fees, incentive fees, or carried interest. We intend to continue our coinvestment program and we expect that our eligible professionals, including our senior Carlyle professionals and our directors and executive officers, collectively will continue to invest significant amounts of their own capital in and alongside the investment funds that we advise or manage.
Certain members of our Board of Directors are employees of Carlyle (Messrs. Schwartz, Conway, D’Aniello, and Rubenstein)
and one member of our Board is an Operating Executive of Carlyle (Mr. Hance) and each also own investments in and alongside our investment funds. The amount invested in and alongside our investment funds during 2025 by certain of our directors and by our executive officers (and their family members and investment vehicles), including amounts funded pursuant to third party capital commitments assumed by such persons, was $4,903,210 for Mr. Schwartz; $2,136,962 for
Mr. Redett; $156,136,855 for Mr. Conway; $20,743,725 for Mr. D’Aniello; $17,909,648 for Mr. Rubenstein; $1,140,672 for
Ms. LoBue; $292,992 for Mr. Ferguson; $335,109 for Mr. Hance; $439,233 for Mr. Shaw; and $2,941,040 for Mr. Welters.
OTHER TRANSACTIONS
Mr. Hance, a member of our Board of Directors, is an Operating Executive of Carlyle and received, for the year ended
December 31, 2025, an operating executive fee in respect of his service in such capacity of $250,010 and, on May 1, 2025, a grant of 5,235 restricted stock units. Mr. Hance was also previously allocated direct carried interest ownership at the fund level in respect of certain corporate private equity funds. For the year ended December 31, 2025, Mr. Hance did not receive any distributions in respect of such carried interest.
The co-founders of our firm, Messrs. Conway, D’Aniello, and Rubenstein, are members of our Board and as employees of
Carlyle each received, for the year ended December 31, 2025, a salary of $500,000.

84	CARLYLE	Proxy Statement 2026
Beneficial Ownership
The following table sets forth information regarding the beneficial ownership of our common stock as of April 6, 2026 (unless otherwise indicated below) by each person known to us to beneficially own more than 5% of any class of our outstanding voting securities, each of our directors and named executive officers and all directors and executive officers as a group. Unless otherwise indicated, the address for each beneficial owner listed in the table below is 1001 Pennsylvania Avenue, NW,
Washington, DC 20004.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	% of Class
The Vanguard Group(1)	24,876,188	6.9%
BlackRock Inc.(2)	21,846,507	6.1%
Capital World Investors(3)	20,054,252	5.6%
Harvey M. Schwartz	2,317,109	*
John C. Redett	294,708	*
William E. Conway, Jr.	26,999,644	7.5%
David M. Rubenstein(4)	27,399,644	7.6%
Daniel A. D’Aniello	32,504,102	9.0%
Jeffrey W. Ferguson	570,258	*
Lindsay P. LoBue	81,142	*
Afsaneh Beschloss(5)	10,239	*
Sharda Cherwoo(5)	15,948	*
Linda H. Filler(5)	21,713	*
Lawton W. Fitt(5)	73,643	*
James H. Hance, Jr.(5)	312,088	*
Mark S. Ordan(5)	21,713	*
Derica W. Rice(5), (6)	33,467	*
William J. Shaw(5)	73,643	*
Anthony Welters(5)	43,399	*
All executive officers and directors as a group (19 persons)(5)	91,563,547	25.4%
*Less than 1%.
(1)Reflects shares of common stock beneficially owned by The Vanguard Group based on the Schedule 13G filed by The Vanguard Group on February 13, 2024.
The address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355. The Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over shares of common stock beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group also reported that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis).
(2)Reflects shares of common stock beneficially owned by BlackRock Inc. based on the Schedule 13G filed by BlackRock Inc. on November 8, 2024.
The address of BlackRock Inc. is 50 Hudson Yards, New York, NY 10001.
(3)Reflects shares of common stock beneficially owned by Capital World Investors based on the Schedule 13G filed by Capital World Investors on August 13,
2025. The address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.
(4)Includes 7,000,000 shares of common stock that have been pledged by Mr. Rubenstein to a third party to secure payment for a loan. For additional information, see “Compensation Discussion and Analysis—Compensation Governance Practices—Hedging and Pledging.”
(5)The number of shares of common stock shown in the table above includes the following shares underlying RSUs or deferred RSUs that will vest or that the director has the right to acquire within 60 days of April 6, 2026: 5,235 shares for each of Mses. Beschloss, Cherwoo, Filler, and Fitt and Messrs. Hance,
Ordan, Shaw, and Welters; and 8,811 shares for Mr. Rice.
(6)Of the 33,467 shares of common stock shown in the table above for Mr. Rice, 4,193 shares of common stock are held indirectly by Mr. Rice’s spouse.

CARLYLE	Proxy Statement 2026	85
Additional Information
HOW TO COMMUNICATE WITH THE BOARD
OF DIRECTORS
Anyone who would like to communicate with, or otherwise make his or her concerns known directly to any then-serving Lead
Independent Director, to the chairperson of any of the Audit, Compensation, and Nominating and Corporate Governance
Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to our Corporate Secretary at Carlyle, 1001 Pennsylvania Avenue, NW, Washington, DC 20004, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.
CORPORATE GOVERNANCE MATERIALS AVAILABLE
ON OUR WEBSITE
On our website (ir.carlyle.com/governance) under the heading “Corporate Governance,” you can find, among other things, our:
•Governance Policy
•Audit Committee Charter
•Compensation Committee Charter
•Nominating and Corporate Governance Committee Charter
•Code of Conduct
•Code of Ethics for Financial Professionals
•Process for Reporting of Concerns
Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC.
OTHER BUSINESS
As of the date hereof, there are no other matters that our Board intends to present, or has reason to believe others will present, at our Annual Meeting. If other matters come before our Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

86	CARLYLE	Proxy Statement 2026
Frequently Asked Questions

When and where is our Annual Meeting?
We will be holding our Annual Meeting virtually, on Wednesday, June 3, 2026, at 9:00
a.m. EDT, via the Internet at www.virtualshareholdermeeting.com/CG2026.
The virtual meeting format for the Annual Meeting enables full and equal participation by all of our shareholders from any place in the world at little to no cost. We designed the format of the virtual Annual Meeting to ensure that shareholders who attend our Annual
Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. At our virtual Annual Meeting, shareholders will be able to attend, vote, and submit questions via the Internet. Whether or not you plan to attend the Annual
Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials. Additional information can be found at
www.proxyvote.com.

How can I attend our Annual Meeting?
Shareholders as of the record date may attend, vote, and submit questions virtually at our
Annual Meeting by logging in approximately fifteen minutes before 9:00 a.m. EDT.
To log in, shareholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form, or Notice. If you are not a shareholder or do not have a control number, you will not be able to participate. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

Can I ask questions at the virtual Annual Meeting?
Shareholders as of our record date who attend and participate in our virtual Annual
Meeting at 9:00 a.m. EDT will have an opportunity to submit questions live via the
Internet during a designated portion of the meeting. Shareholders must have available their control number provided on their proxy card, voting instruction form, or Notice.
Questions submitted in accordance with the meeting rules of conduct will be answered during the meeting, subject to time constraints. Questions regarding claims or personal matters, including those related to employment issues, are not pertinent to meeting matters and therefore will not be answered.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our website, including information on when the meeting will be reconvened.

What is included in our proxy materials?
Our proxy materials, which are available at www.proxyvote.com, include:
•Our Notice of 2026 Annual Meeting of Shareholders,
•Our Proxy Statement, and
•Our 2025 Annual Report to Shareholders.
If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also included a proxy card or voting instruction form.

CARLYLE	Proxy Statement 2026	87

Frequently Asked Questions

How are we distributing our proxy materials?
To expedite delivery, reduce our costs, and decrease the environmental impact of our proxy materials, we used “Notice and Access” in accordance with an SEC rule that permits us to provide proxy materials to our shareholders over the Internet. On or about
April 23, 2026, we will send a Notice of Internet Availability of Proxy Materials to certain of our shareholders containing instructions on how to access our proxy materials online. If you received a Notice, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the Internet. If you received a Notice and would like to receive a copy of our proxy materials, follow the instructions contained in the Notice to request a copy electronically or in paper form on a one-time or ongoing basis.

Who can vote at our Annual Meeting?
You can vote your shares of common stock at our Annual Meeting if you were a shareholder at the close of business on April 6, 2026.
As of April 6, 2026, there were 359,839,214 shares of common stock outstanding, each of which entitles the holder to one vote for each matter to be voted on at our
Annual Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?
Shareholder of Record. If your shares of common stock are registered directly in your name with our transfer agent, Equiniti, you are considered a “shareholder of record” of those shares. You may contact our transfer agent (by regular mail or phone) at:
Equiniti
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
Phone: (800) 937-5449
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, brokerage firm, broker-dealer, or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the bank, brokerage firm, broker-dealer, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization as to how to vote the shares held in your account.

How do I vote?
To be valid, your vote by Internet, telephone, or mail must be received by the deadline specified on the proxy card or voting information form, as applicable. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting.

88	CARLYLE	Proxy Statement 2026

Frequently Asked Questions

Can I change my vote after I have voted?
You can revoke your proxy at any time before it is voted at our Annual Meeting, subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable.
You can revoke your vote:
•By voting again by Internet or by telephone (only your last Internet or telephone proxy submitted prior to the meeting will be counted),
•By signing and returning a new proxy card with a later date,
•By obtaining a “legal proxy” from your account representative at the bank, brokerage firm, broker- dealer, or other similar organization through which you hold shares, or
•By voting at the Annual Meeting.
You may also revoke your proxy by giving written notice of revocation to the Corporate
Secretary at Carlyle, 1001 Pennsylvania Avenue, NW, Washington, DC 20004, which must be received no later than 5:00 p.m., Eastern Time, on June 2, 2026. If you intend to revoke your proxy by providing such written notice, we advise that you also send a copy via email to publicinvestor@carlyle.com.
If your shares are held in street name, we also recommend that you contact your broker, bank, or other nominee for instructions on how to change or revoke your vote.

How can I obtain an additional proxy card?
Shareholders of record can contact our Investor Relations team at Carlyle, 1001
Pennsylvania Avenue, NW, Washington, DC 20004, Attention: Investor Relations,
telephone: (202) 729-5800, email: publicinvestor@carlyle.com.
If you hold your shares of common stock in street name, contact your account representative at the bank, brokerage firm, broker-dealer, or other similar organization through which you hold your shares.

How will my shares be voted if I do not vote at the Annual Meeting?
The proxy holders (that is, the persons named as proxies on the proxy card) will vote your shares of common stock in accordance with your instructions at the Annual Meeting
(including any adjournments or postponements thereof).

How will my shares be voted if I do not give specific voting instructions?
Shareholders of Record. If you indicate that you wish to vote as recommended by our
Board or if you sign, date, and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement, and the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at our Annual Meeting. Although our Board does not anticipate that any of the director nominees will be unable to stand for election as a director nominee at our Annual
Meeting, if this occurs, proxies will be voted in favor of such other person or persons as may be recommended by our Nominating and Corporate Governance Committee and
designated by our Board.
Beneficial Owners of Shares Held in Street Name. If your bank, brokerage firm, broker-
dealer, or other similar organization does not receive specific voting instructions from you, how your shares may be voted will depend on the type of proposal.
•Ratification of Ernst & Young LLP as our Independent Registered Public Accounting
Firm for 2026 (Item 2). NYSE rules allow your bank, brokerage firm, broker-dealer, or other similar organization to vote your shares only on routine matters. Proposal 2, the ratification of Ernst & Young as our independent registered public accounting firm for
2026, is the only matter for consideration at the meeting that NYSE rules deem to be routine.
•All Other Matters (Items 1, 3, and 4). All other proposals are non-routine matters under
Nasdaq rules, which means your bank, brokerage firm, broker-dealer, or other similar organization may not vote your shares without voting instructions from you. Therefore, you must give your broker instructions in order for your vote to be counted.

CARLYLE	Proxy Statement 2026	89

Frequently Asked Questions

What is a Broker Non-Vote?
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to the ratification of the appointment of independent registered public accounting firm but does not vote on non-discretionary matters because you did not provide voting instructions on these matters.

What is the quorum requirement for our Annual Meeting?
A quorum is required to transact business at our Annual Meeting. With respect to the election of directors, the holders of our outstanding shares of common stock entitled to vote as of April 6, 2026 who attend the Annual Meeting, provided that such holders represent at least one-third of our outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum. With respect to the other matters to be voted on at the Annual Meeting, the holders of a majority of the outstanding shares of common stock entitled to vote as of April 6, 2026, represented in person or by proxy, will constitute a quorum. Abstentions, withhold votes, and shares represented by broker non-votes will be treated as present for quorum purposes. Virtual attendance at our
Annual Meeting constitutes presence in person for purposes of quorum at the meeting.

Who counts the votes cast at our Annual Meeting?	Representatives of Broadridge will tabulate the votes cast at our Annual Meeting, and Christopher Woods will act as the independent inspector of election.

Where can I find the voting results of our Annual Meeting?	We expect to announce the preliminary voting results at our Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K filed with the SEC and posted on our website.

When will Carlyle hold an advisory vote on the frequency of Say-on-Pay votes?	The next advisory vote on the frequency of Say-on-Pay votes will be held no later than our 2027 Annual Meeting of Shareholders.

How do I obtain more information about Carlyle?
A copy of our 2025 Annual Report to Shareholders accompanies this Proxy Statement.
You also may obtain, free of charge, a copy of that document, our 2025 Annual Report on
Form 10-K, including our financial statements and schedules thereto, our Governance
Policy, our Code of Conduct, our Code of Ethics for Financial Professionals, and Audit
Committee charter by writing to: Carlyle, 1001 Pennsylvania Avenue, NW, Washington,
DC 20004, Attn: Investor Relations, telephone: (202) 729-5800, email:
publicinvestor@carlyle.com.
These documents, as well as other information about Carlyle, are also available on our website at ir.carlyle.com/governance.

How do I inspect the list of shareholders of record?
A list of the shareholders of record as of April 6, 2026 will be available for inspection during ordinary business hours at our headquarters at Carlyle, 1001 Pennsylvania
Avenue, NW, Washington, DC 20004, for a period of 10 days prior to the Annual Meeting.

How do I sign up for electronic delivery of proxy materials?
This Proxy Statement and our 2025 Annual Report to Shareholders are available at:
www.proxyvote.com. If you would like to help reduce our costs of printing and mailing future materials, you can agree to access these documents in the future over the Internet rather than receiving printed copies in the mail. For your convenience, you may find links to sign up for electronic delivery for both shareholders of record and beneficial owners who hold shares in street name at www.proxyvote.com.
Once you sign up, you will continue to receive proxy materials electronically until you revoke this preference.

90	CARLYLE	Proxy Statement 2026

Frequently Asked Questions

Who pays the expenses of this proxy solicitation?
Our proxy materials are being used by our Board in connection with the solicitation of proxies for our Annual Meeting. We pay the expenses of the preparation of proxy materials and the solicitation of proxies for our Annual Meeting. In addition to the solicitation of proxies by mail, certain of our directors, officers, or employees may solicit telephonically, electronically, or by other means of communication.
Our directors, officers, and employees will receive no additional compensation for any such solicitation.

What is “householding?”
In accordance with a notice sent to certain street name shareholders of common stock who share a single address, shareholders at a single address will receive only one copy of this Proxy Statement and our 2025 Annual Report to Shareholders unless we have previously received contrary instructions. This practice, known as “householding,” is designed to reduce our printing and postage costs. We currently do not “household” for shareholders of record.
If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement or our 2025 Annual Report to Shareholders, you
may contact us at Carlyle, 1001 Pennsylvania Avenue, NW, Washington, DC 20004, Attn:
Investor Relations, telephone: (202) 729-5800, email: publicinvestor@carlyle.com, and we will deliver those documents to you promptly upon receiving the request.
You may request or discontinue householding in the future by contacting the broker, bank or similar institution through which you hold your shares. You may also change your householding preferences you may contact Broadridge, either by calling (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood,
New York, 11717.
Shareholders also must satisfy the notification, timeliness, consent, and information requirements set forth in our amended and restated certification of incorporation.

How can I submit a Rule 14a-8 shareholder proposal at the 2027 Annual Meeting of Shareholders?
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2027
Annual Meeting of Shareholders must submit their proposals to the Corporate Secretary by mail at Carlyle, 1001 Pennsylvania Avenue, NW, Washington, DC 20004. Proposals
must be received on or before December 24, 2026. As the rules of the SEC make clear, however, simply submitting a proposal does not guarantee its inclusion.

How can I submit nominees or shareholder proposals in accordance with our amended and restated certificate of incorporation?
In accordance with our amended and restated certificate of incorporation, in order to properly bring director nominations or any other business, including shareholder proposals to be included in our proxy materials, before the 2027 Annual Meeting of
Shareholders, a shareholder’s notice of the matter that the shareholder wishes to present must be delivered to the Corporate Secretary by mail at Carlyle, 1001 Pennsylvania
Avenue, NW, Washington, DC 20004, in compliance with the procedures and along with the other information required by our amended and restated certificate of incorporation, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2026 Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our amended and restated certificate of incorporation must be received no earlier than
February 3, 2027 and no later than March 5, 2027. In the event that the 2027 Annual
Meeting of Shareholders is held more than 30 days before or more than 70 days after
June 3, 2027, notice by the shareholder must be received no earlier than the 120th day prior to such annual meeting and no later than the close of business on the later of the
90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made.
In addition to satisfying the foregoing requirements under our amended and restated
certificate of incorporation, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.

CARLYLE	Proxy Statement 2026	91

Frequently Asked Questions
What vote is required for adoption or approval of each matter to be voted on?

Proposal	Required Vote	Board Recommendation

Item 1. Election of Directors Named in this Proxy Statement	A plurality of the votes cast (for each director nominee)	FOR all nominees Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the election of the director nominees

Item 2. Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2026	A majority of the votes cast	FOR the ratification of the appointment of Ernst & Young Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the ratification of the appointment

Item 3. Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan	A majority of the votes cast	FOR the approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the resolution

Item 4. Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)	A majority of the votes cast	FOR the approval of the compensation of our named executive officers Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the resolution

What are my choices for casting my vote on each matter to be voted on?

Proposal	Voting Options	Effect of Abstentions or Withhold Votes, as Applicable	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes

Item 1. Election of Directors Named in this Proxy Statement	FOR or WITHHOLD (for each director nominee).	No effect — will be excluded entirely from the vote with respect to the nominee from which they are withheld	No	No effect

Item 2. Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2026	FOR, AGAINST, or ABSTAIN	No effect — not counted as a “vote cast”	Yes	N/A

Item 3. Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan	FOR, AGAINST, or ABSTAIN	No effect — not counted as a “vote cast”	No	No effect

Item 4. Non-Binding Vote to Approve Named Executive Officer Compensation (“Say-on-Pay”)	FOR, AGAINST, or ABSTAIN	No effect — not counted as a “vote cast”	No	No effect

CARLYLE	Proxy Statement 2026	A-1
Appendix A: Reconciliations of
Non-GAAP Measures
NON-GAAP FINANCIAL MEASURES
This Proxy Statement contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. A reconciliation of forward-looking non-GAAP financial measures cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of our control, or cannot be reasonably predicted. For the same reasons, Carlyle is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results.
DISTRIBUTABLE EARNINGS AND FEE
RELATED EARNINGS
Distributable Earnings, or “DE,” is a key performance benchmark used in our industry and is evaluated regularly by the chief operating decision maker (“CODM”), which is our Chief Executive Officer, in making resource deployment and compensation decisions and in assessing performance of our three reportable segments. The CODM also uses DE in budgeting, forecasting, and the overall management of our segments. The CODM believes that reporting DE is helpful to understanding our business and that investors should review the same supplemental financial measure that the CODM uses to analyze our segment performance. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the
Consolidated Funds. DE is derived from our segment reported results and is used to assess performance. Fee Related
Earnings, or “FRE,” is a component of DE and is used to assess the ability of the business to cover base compensation and operating expenses from total fee revenues.
The following tables reconcile the Total Segments to our Income (Loss) Before Provision for Income Taxes for the years ended
December 31, 2025 and 2024:

	Year Ended December 31, 2025
(in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items		Carlyle Consolidated
Revenues	$3,901.5	$635.3	$243.0	(a)	$4,779.8
Expenses	$2,210.3	$678.4	$849.8	(b)	$3,738.5
Other income (loss)	$—	$117.9	$—	(c)	$117.9
Distributable earnings	$1,691.2	$74.8	$(606.8)	(d)	$1,159.2

	Year Ended December 31, 2024
(in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items		Carlyle Consolidated
Revenues	$3,655.4	$631.6	$1,138.8	(a)	$5,425.8
Expenses	$2,129.9	$610.3	$1,315.9	(b)	$4,056.1
Other income (loss)	$—	$24.0	$—	(c)	$24.0
Distributable earnings	$1,525.5	$45.3	$(177.1)	(d)	$1,393.7

A-2	CARLYLE	Proxy Statement 2026

Appendix A: Reconciliations of Non-GAAP Measures
(a)The Revenues adjustment principally represents unrealized performance revenues, unrealized principal investment income (loss) (including Fortitude), revenues earned from the Consolidated Funds which were eliminated in consolidation to arrive at the Company’s total revenues, adjustments for amounts attributable to non-controlling interests in consolidated entities, adjustments related to expenses associated with the investments in NGP Management and its affiliates that are included in operating captions or are excluded from the segment results, and adjustments to reflect the reimbursement of certain costs incurred on behalf of Carlyle funds on a net basis, as detailed below:

	Year Ended December 31,
(in millions)	2025	2024
Unrealized performance and fee related performance revenues	$121.5	$1,031.9
Unrealized principal investment income (loss)	(19.4)	34.1
Adjustments related to expenses associated with investments in NGP Management and its affiliates	(130.3)	(13.1)
Non-controlling interests and other adjustments to present certain costs on a net basis	290.4	167.9
Elimination of revenues of Consolidated Funds	(19.2)	(82.0)
	$243.0	$1,138.8
The following table reconciles the total segments fund level fee revenue to the most directly comparable U.S. GAAP measure, the Company’s consolidated fund management fees, for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
(in millions)	2025	2024
Total Reportable Segments - Fund level fee revenues	$2,642.7	$2,403.8
Adjustments(1)	(246.1)	(215.7)
Carlyle Consolidated - Fund management fees	$2,396.6	$2,188.1
(1)Adjustments represent the reclassification of NGP management fees from principal investment income, the reclassification of fee related performance revenues from certain products, management fees earned from Consolidated Funds, which were eliminated in consolidation to arrive at the Company’s fund management fees, and the reclassification of certain amounts included in portfolio advisory fees, net and other in the segment results that are included in interest and other income in the U.S. GAAP results.
(b)The Expenses adjustment represents the elimination of intercompany expenses of the Consolidated Funds payable to the Company, the inclusion of equity-based compensation, certain tax expenses associated with realized performance revenues related compensation, unrealized performance revenues related compensation, adjustments related to expenses associated with the investment in NGP Management that are included in operating captions, adjustments to reflect the reimbursement of certain costs incurred on behalf of Carlyle funds on a net basis, changes in the tax receivable agreement liability, and charges and credits associated with Carlyle corporate actions and non-recurring items, as detailed below:

	Year Ended December 31,
(in millions)	2025	2024
Unrealized performance and fee related performance revenue compensation expense	$99.0	$635.2
Equity-based compensation	376.6	476.5
Acquisition or disposition-related charges and amortization of intangibles and impairment	262.4	136.6
Tax (expense) benefit associated with certain foreign performance revenues related compensation	(0.5)	(1.0)
Non-controlling interests and other adjustments to present certain costs on a net basis	133.9	92.8
Other adjustments	32.6	21.2
Elimination of expenses of Consolidated Funds	(54.2)	(45.4)
	$849.8	$1,315.9
(c)The Other Income (Loss) adjustment results from the Consolidated Funds that were eliminated in consolidation to arrive at the Company’s total Other
Income (Loss).

CARLYLE	Proxy Statement 2026	A-3

Appendix A: Reconciliations of Non-GAAP Measures
(d)The following table is a reconciliation of Income (Loss) Before Provision for Income Taxes to Distributable Earnings and to Fee Related Earnings:

	Year Ended December 31,
(in millions, except per share amounts)	2025	2024
Income (loss) before provision for income taxes	$1,159.2	$1,393.7
Adjustments:
Net unrealized performance and fee related performance revenues	(22.5)	(396.7)
Unrealized principal investment (income) loss	19.4	(34.1)
Equity-based compensation(1)	376.6	476.5
Acquisition or disposition-related charges, including amortization of intangibles and impairment	262.4	136.6
Net income attributable to non-controlling interests in consolidated entities	(136.0)	(70.7)
Tax (expense) benefit associated with certain foreign performance revenues	(0.5)	(1.0)
Other adjustments(2)	32.6	21.2
Distributable Earnings	$1,691.2	$1,525.5
Realized performance revenues, net of related compensation(3)	357.3	366.1
Realized principal investment income(3)	151.8	101.0
Net interest	54.1	46.2
Fee Related Earnings	$1,236.2	$1,104.6
Distributable Earnings	$1,691.2	$1,525.5
Less: Estimated current corporate, foreign, state and local taxes(4)	235.7	210.3
Distributable Earnings, net	$1,455.5	$1,315.2
Distributable Earnings, net per common share outstanding(5)	$4.02	$3.66
FRE margin(6)	47%	46%
Margin on income before provision for taxes(7)	24%	26%
(1)Equity-based compensation includes amounts that are presented in principal investment income and general, administrative and other expenses in our consolidated statements of operations.
(2)Includes charges (credits) related to Carlyle corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operating performance.
(3)Refer to “Realized Net Performance Revenues and Realized Principal Investment Income” below for the reconciliations to the most directly comparable
U.S. GAAP measures.
(4)Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable
Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and charges (credits) related to corporate actions and non-recurring items. Management believes that using the estimated current tax provision
(benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders.
(5)Distributable Earnings, net per common share outstanding is calculated by dividing Distributable Earnings, net for each quarter by the number of common shares outstanding at each quarter end. For the purposes of this calculation, common shares that were issued in the following quarter in connection with the vesting of restricted stock units as well as shares issued pursuant to a program under which, at our discretion, up to 20% of realized performance allocation related compensation over a threshold amount may be distributed in fully vested, newly issued shares, were added to the common shares outstanding, as they participate in the dividend paid on common shares in the following quarter.
(6)FRE margin is calculated as Fee Related Earnings divided by Total Segment Fee Revenues.
(7)Margin on income (loss) before provision for taxes is the most directly comparable U.S. GAAP measure to FRE margin, and is equal to Income (loss)
before provision for taxes divided by Total revenues.

A-4	CARLYLE	Proxy Statement 2026

Appendix A: Reconciliations of Non-GAAP Measures
REALIZED NET PERFORMANCE REVENUES AND
REALIZED PRINCIPAL INVESTMENT INCOME
Below is a reconciliation to the most directly comparable U.S. GAAP measures:

	Year Ended December 31, 2025
(in millions)	Carlyle Consolidated	Adjustments	Total Reportable Segments
Performance revenues	$1,222.5	$(185.1)	$1,037.4
Performance revenues related compensation expense	936.3	(256.2)	680.1
Net performance revenues	$286.2	$71.1	$357.3
Principal investment income (loss)	$119.2	$32.6	$151.8

	Year Ended December 31, 2024
(in millions)	Carlyle Consolidated	Adjustments	Total Reportable Segments
Performance revenues	$2,015.7	$(939.8)	$1,075.9
Performance revenues related compensation expense	1,361.5	(651.7)	709.8
Net performance revenues	$654.2	$(288.1)	$366.1
Principal investment income (loss)	$238.7	$(137.7)	$101.0
Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which are eliminated in the U.S. GAAP consolidation but are included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which are excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in the U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates from the segment results, and the exclusion of the principal investment loss from dilution of the indirect investment in Fortitude.
NET ACCRUED PERFORMANCE REVENUES
Accrued performance allocations, net of accrued giveback obligations is the U.S. GAAP measure most comparable to Net accrued performance revenues. The following is a reconciliation:

	As of December 31,
(in millions)	2025	2024
Accrued performance allocations, net of accrued giveback obligations(1)	$7,547.5	$7,009.5
Plus: Accrued performance allocations from NGP Carry Funds(2)	326.2	489.4
Less: Accrued performance allocation-related compensation	(5,064.7)	(4,788.5)
Plus: Receivable for giveback obligations from current and former employees	24.2	11.5
Less: Deferred taxes on certain foreign accrued performance allocations	(16.0)	(19.0)
Less/Plus: Net accrued performance allocations/giveback obligations attributable to non-controlling interests in consolidated entities	(0.6)	0.2
Plus: Net accrued performance allocations attributable to Consolidated Funds, eliminated in consolidation	19.6	10.1
Net accrued performance revenues before timing differences	2,836.2	2,713.2
Less/Plus: Timing differences between the period when accrued performance allocations/giveback obligations are realized and the period they are collected/distributed	23.1	24.7
Net accrued performance revenues attributable to The Carlyle Group Inc.	$2,859.3	$2,737.9
(1)Accrued incentive fees are excluded from net accrued performance revenues.
(2)Accrued performance allocations from NGP funds are presented as principal equity method investments in the consolidated balance sheets.

CARLYLE	Proxy Statement 2026	A-5

Appendix A: Reconciliations of Non-GAAP Measures
TOTAL INVESTMENTS ATTRIBUTABLE TO THE
CARLYLE GROUP INC.
Investments, excluding performance allocations, is the U.S. GAAP measure most comparable to Total investments attributable to The Carlyle Group Inc., net of CLO loans and other borrowings. The following is a reconciliation:

	As of December 31,
(in millions)	2025	2024
Investments, excluding performance allocations	$3,532.4	$3,883.2
Less: Amounts attributable to non-controlling interests in consolidated entities	(388.3)	(309.6)
Plus: Investments in Consolidated Funds, eliminated in consolidation	1,047.3	377.3
Less: Strategic equity method investments in NGP Management(1)	(247.4)	(369.2)
Less: Investment in NGP general partners-accrued performance allocations	(326.2)	(489.4)
Total investments attribution to The Carlyle Group Inc.	3,617.8	3,092.3
Less: CLO loans and other borrowings collateralized by investments attributable to The Carlyle Group Inc.	(330.7)	(271.6)
Total investments attributable to The Carlyle Group Inc., net of CLO loans and other borrowings	$3,287.1	$2,820.7
(1)We have equity interests in NGP Management Company, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under equity method accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investments in NGP Management and investments in the general partners of certain NGP carry funds.

CARLYLE	Proxy Statement 2026	B-1
Appendix B: The Carlyle Group Inc.
Amended and Restated 2012 Equity
Incentive Plan
(as amended through ~~May 29, 2024~~June 3, 2026)
1.Purpose of the Plan
The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan (as amended through ~~May 29, 2024~~June 3,
2026) (the “Plan”) is designed to promote the long term financial interests and growth of The Carlyle Group Inc., a
Delaware corporation and its Affiliates by (i) attracting and retaining senior professionals, employees, consultants, directors, members, partners and other service providers of the Company or any of its Affiliates and (ii) aligning the interests of such individuals with those of the Company and its Affiliates by providing them with equity-based awards based on the Company’s shares of common stock, par value $0.01 per share (the “Shares”).
2.Definitions
The following capitalized terms used in the Plan have the respective meanings set forth in this Section:
(a)Act: The U.S. Securities Exchange Act of 1934, as amended, or any successor thereto.
(b)Administrator: The Compensation Committee of the Board, or a subcommittee thereof, or, if the Board shall so determine, the Board or other such committee thereof, to whom authority to administer the Plan has been delegated pursuant to Section 4 of the Plan.
(c)Affiliate: With respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with the Person in question. As used herein, the term “Control”
means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.
(d)Award: Individually or collectively, any Option, Share Appreciation Right, or Other Share-Based Awards based on or relating to the Shares issuable under the Plan.
(e)Beneficial Owner: A “beneficial owner”, as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).
(f)Board: The board of directors of the Company.
(g)Change in Control: (i) The occurrence of any Person, other than an Affiliate of the Company, becoming the
“beneficial owner” (as defined in Rules 13d-3 and l3d-5 under the Act), directly or indirectly, of 50% or more of the total voting power of Shares, including by way of merger, consolidation or otherwise; or (ii) during any period of two consecutive years, Continuing Directors cease for any reason to constitute a majority of the directors serving on the
Board. For purposes of this definition, “Continuing Director” means any member of the Board (a) serving on the
Board at the beginning of the relevant period of two consecutive years referred to in the immediately preceding sentence, (b) appointed or elected to the Board by the members of the Board or (c) whose appointment or election to the Board by such Board, or nomination for election to the Board by the Company’s shareholders, was approved by a majority of the directors of the Board then still serving at the time of such approval who were so serving at the beginning of the relevant period of two consecutive years, were so appointed or elected by the members of the
Board or whose appointment or election or nomination for election was so approved.
(h)Code: The U.S. Internal Revenue Code of 1986, as amended, or any successor thereto.
(i)Company: The Carlyle Group Inc., a Delaware corporation, and any successor corporation thereto.
(j)Disability: The term “Disability” shall have the meaning as provided under Section 409A(a)(2)(C)(i) of the Code.
Notwithstanding the foregoing or any other provision of this Plan, the definition of Disability (or any analogous term)
in an Award agreement shall supersede the foregoing definition; provided, however, that if no definition of Disability or any analogous term is set forth in such agreement, the foregoing definition shall apply.
(k)Effective Date: May 2, 2012.

B-2	CARLYLE	Proxy Statement 2026

Appendix B: The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan
(l)Fair Market Value: Of a Share on any given date means (i) the closing sale price per Share as quoted on the
National Association of Securities Dealers Automated Quotation System (“Nasdaq”) on that date (or, if no closing sale price is reported, the last reported sale price), (ii) if the Shares are not listed for trading on Nasdaq, the closing sale price (or, if no closing sale price is reported, the last reported sale price) as reported on that date in composite transactions for the principal national securities exchange registered pursuant to Section 6(g) of the Act on which the Shares are listed, (iii) if the Shares are not so listed on a national securities exchange, the last quoted bid price for the Shares on that date in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization, or (iv) if the Shares are not so quoted by OTC Markets Group Inc. or a similar organization, the average of the mid-point of the last bid and ask prices for the Shares on that date from a nationally recognized independent investment banking firm selected by the Administrator for this purpose.
(m)Minimum Vesting Condition: The requirement, with respect to any Award, that vesting of (or lapsing of restrictions
on) such Award does not occur any more rapidly than on the first anniversary of the grant date for such Award (or the date of commencement of employment or service, in the case of a grant made in connection with a Participant’s commencement of employment or service), other than (i) in connection with a Change in Control, (ii) as a result of a
Participant’s death or Disability or (iii) as a result of a Participant’s retirement or involuntary or constructive termination without cause; provided, that such Minimum Vesting Condition will not be required on Awards covering, in the aggregate, a number of Shares not to exceed 5% of the Absolute Share Limit, as defined in Section 3.
(n)Option: A nonqualified option to purchase Shares granted pursuant to Section 6 of the Plan.
(o)Option Price: The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.
(p)Other Share-Based Awards: Awards granted pursuant to Section 8 of the Plan.
(q)Participant: A senior professional, employee, consultant, director, member, partner or other service provider of the
Company or of any of its Affiliates who is selected by the Administrator to participate in the Plan.
(r)Person: A “person”, as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).
(s)Plan: The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan.
(t)Services: Shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the
Company or any of its Affiliates, (ii) a Participant’s services as a consultant, member or partner, if the Participant is consultant to, or partner of, the Company or of any of its Affiliates, and (iii) a Participant’s services as an non-employee director, if the Participant is a non-employee member of the Board; provided, however, that with respect to any Award subject to Section 409A of the Code, a Participant’s termination of Services shall be deemed to occur upon the date of the Participant’s separation from service within the meaning of Section 409A of the Code.
(u)Share Appreciation Right: A share appreciation right granted pursuant to Section 7 of the Plan.
(v)2021 Restatement Date: June 1, 2021.
(w)2026 Restatement Date: June 3, 2026.
3.Shares Subject to the Plan
(a)Subject to Section 9 of the Plan, the total number of Shares which may be issued pursuant to Awards granted under the Plan on or after the 2021 Restatement Date shall be ~~58,800,000~~77,800,000 (the “Absolute Share Limit”). The
Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or payment of cash upon the exercise, vesting or settlement of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. If Shares are not issued or are withheld from payment of an Award (other than an Option or Share Appreciation Right) on or after the 2026
Restatement Date to satisfy tax obligations with respect to the Award, such Shares will ~~not~~ be added back to the aggregate number of Shares with respect to which Awards may be granted under the Plan~~, but rather will count~~
~~against the aggregate number of Shares with respect to which Awards may be granted under the Plan~~. When an
Option or Share Appreciation Right is granted under the Plan, the number of Shares subject to the Option or Share
Appreciation Right will be counted against the aggregate number of Shares with respect to which Awards may be granted under the Plan as one Share for every Share subject to such Option or Share Appreciation Right. No
Shares will be added back to the Share reserve under the Plan with respect to exercised Share Appreciation Rights granted under the Plan (regardless of whether the Share Appreciation Rights are cash settled or stock settled).
Additionally, no Shares will be added back to the Share reserve under the Plan in the event that (i) a portion of the
Shares covered by an Option are tendered to the Company or “net settled” to cover payment of the Option exercise price or (ii) the Company utilizes the proceeds received upon Option exercise to repurchase Shares on the open market or otherwise.

CARLYLE	Proxy Statement 2026	B-3

Appendix B: The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan
(b)In the event that any Awards under the Plan (regardless of whether granted prior to, on or after the 2021
Restatement Date) terminate or lapse for any reason (in whole or in part), including, without limitation, due to failure to achieve performance-vesting or service-vesting criteria, on or after the 2021 Restatement Date without payment of consideration, the number of Shares subject to such terminated or lapsed portion of Awards shall be available for future Award grants under the Plan.
(c)The maximum number of Shares subject to Awards granted during a calendar year to any non-employee director serving on the Board, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).
4.Administration
(a)The Plan shall be administered by the Administrator. The Administrator may delegate the authority to grant Awards under the Plan to any employee or group of employees of the Company or of any Affiliate of the Company; provided that such delegation and grants are consistent with applicable law and guidelines established by the Board from time to time. Awards may, in the discretion of the Administrator, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company, any Affiliate of the Company or any entity acquired by the Company or with which the Company combines. The number of Shares underlying such substitute awards shall be counted against the aggregate number of Shares available for Awards under the Plan.
(b)The Administrator is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Administrator deems necessary or desirable. Any decision of the Administrator in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors).
(c)The Administrator shall have the full power and authority to establish the terms and conditions of any Award subject to the Minimum Vesting Condition and consistent with the provisions of the Plan. The Administrator shall also be authorized to waive any such terms and conditions applicable to an Award at any time (including, without limitation, accelerating or waiving any vesting conditions).
(d)The Administrator may require payment of any amount it may determine to be necessary to withhold for U.S.
federal, state, local, foreign or other taxes or social insurance contributions as a result of the exercise, grant or vesting of an Award (or such other taxable that may be applicable). In connection therewith, the Company or any
Affiliate shall have the right to withhold from Shares deliverable in respect of an Award or from any compensation or other amount owing to the Participant, applicable withholding taxes or social insurance contributions with respect to any issuance or transfer under the Plan and to take such action as may be necessary in the opinion of the
Company to satisfy all obligations for the payment of such withholding taxes or social insurance contributions.
Additionally, the Administrator may permit or require a Participant to publicly sell, in a manner prescribed by the
Administrator, a sufficient number of Shares in connection with the settlement of an Award (with a remittance of the sale proceeds to the Company) to cover applicable tax withholdings or social insurance contributions.
5.Limitations
No Award may be granted under the Plan after ~~May 29, 2034~~June 3, 2036, but Awards theretofore granted may extend beyond that date.
6.Terms and Conditions of Options
Options granted under the Plan shall be non‑qualified options for U.S. federal income tax purposes, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Administrator shall determine:
(a)Option Price. The Option Price per Share shall be determined by the Administrator; provided that the Option Price per Share shall not be less than the Fair Market Value of a Share on the applicable date the Option is granted unless the Participant is not subject to Section 409A of the Code or the Option is otherwise designed to be compliant with Section 409A of the Code.
(b)Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Administrator, but in no event shall an Option be exercisable more than ten years after the date it is granted.

B-4	CARLYLE	Proxy Statement 2026

Appendix B: The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan
(c)Exercise of Options. Except as otherwise provided in the Plan or in an Award agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of
Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to the relevant clauses in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the
Company, and in the manner designated by the Administrator, pursuant to one or more of the following methods: (i)
in cash or its equivalent (e.g., by personal check), (ii) in Shares having a Fair Market Value equal to the aggregate
Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the
Administrator, (iii) partly in cash and partly in such Shares, (iv) if the Option relates to Shares and if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased, or (v) to the extent permitted by the
Administrator, through net settlement in Shares. No Participant shall have any rights to dividends, dividend equivalents or distributions or other rights of a holder with respect to Shares subject to an Option until the
Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Administrator pursuant to the Plan.
(d)Attestation. Wherever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Administrator, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and/or shall withhold such number of Shares from the Shares acquired by the exercise of the Option, as appropriate.
(e)Service Recipient Stock. No Option may be granted to a Participant subject to Section 409A of the Code unless (i)
the Shares constitute “service recipient stock” with respect to such Participant (as defined in Section
1.409A-1(b)(5)(iii)) or (ii) the Option is otherwise designed to be compliant with Section 409A of the Code.
(f)Repricing of Options. Notwithstanding any other provisions under the Plan, no action shall be taken under the Plan without shareholder approval to (i) lower the exercise prices of any Options after they are granted, (ii) exchange
Options for Options with lower exercise prices or cancel an Option when the Option Price exceeds the Fair Market
Value in exchange for cash or other Awards (other than pursuant to Section 9 hereof) or (iii) take any other action that is treated as a “repricing” of stock options under generally accepted accounting principles.
7.Terms and Conditions of Share Appreciation Rights
(a)Grants. The Administrator may grant (i) a Share Appreciation Right independent of an Option or (ii) a Share
Appreciation Right in connection with an Option, or a portion thereof. A Share Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an
Option (or such lesser number of Shares as the Administrator may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Section 7 (or such additional limitations as may be included in an Award agreement).
(b)Terms. The exercise price per Share of a Share Appreciation Right shall be an amount determined by the
Administrator; provided, however, that (y) the exercise price per Share shall not be less than the Fair Market Value of a Share on the applicable date the Share Appreciation Right is granted unless the Participant is not subject to
Section 409A of the Code or the Share Appreciation Right is otherwise designed to be compliant with Section 409A of the Code and (z) in the case of a Share Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Share Appreciation
Right granted independent of an Option shall entitle a Participant upon exercise to an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times
(ii) the number of Shares covered by the Share Appreciation Right. Each Share Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefore an amount equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per
Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Payment shall be made in Shares or in cash, or partly in Shares and partly in cash (any such Shares valued at such Fair
Market Value), all as shall be determined by the Administrator. Share Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Share Appreciation Right is being exercised. The date a notice of exercise is received by the
Company shall be the exercise date. The Administrator, in its sole discretion, may determine that no fractional

CARLYLE	Proxy Statement 2026	B-5

Appendix B: The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan
Shares will be issued in payment for Share Appreciation Rights, but instead cash will be paid for a fraction or the number of Shares will be rounded downward to the next whole Share. No Participant shall have any rights to dividends, dividend equivalents or distributions or other rights of a holder with respect to Shares subject to a Share
Appreciation Right until the Participant has been issued Shares in settlement of such Share Appreciation Rights and, if applicable, has satisfied any other conditions imposed by the Administrator pursuant to the Plan.
(c)Limitations. The Administrator may impose, in its discretion, such conditions upon the exercisability of Share
Appreciation Rights as it may deem fit, but in no event shall a Share Appreciation Right be exercisable more than ten years after the date it is granted.
(d)Service Recipient Stock. No Share Appreciation Right may be granted to a Participant subject to Section 409A of the Code unless (i) the Shares constitute “service recipient stock” with respect to such Participant (as defined in
Section 1.409A-1(b)(5)(iii)) or (ii) the Share Appreciation Right is otherwise designed to be compliant with
Section 409A of the Code.
(e)Repricing of Share Appreciation Rights. Notwithstanding any other provisions under the Plan, no action shall be taken under the Plan without shareholder approval to (i) lower the exercise prices of any Share Appreciation Rights after they are granted, (ii) exchange Share Appreciation Rights for Share Appreciation Rights with lower exercise prices or cancel a Share Appreciation Right when the exercise price exceeds the Fair Market Value in exchange for cash or other Awards (other than pursuant to Section 9 hereof) or (iii) take any other action that is treated as a
“repricing” of Share Appreciation Rights under generally accepted accounting principles.
8.Other Share-Based Awards
The Administrator, in its sole discretion, may grant or sell Awards of Shares, restricted Shares, deferred restricted Shares, phantom restricted Shares or other share-based awards based in whole or in part on the Fair Market Value of the Shares
(“Other Share-Based Awards”). Such Other Share-Based Awards shall be in such form, and dependent on such conditions, as the Administrator shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Share-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Administrator shall determine to whom and when Other Share-Based Awards will be made, the number of Shares to be awarded under
(or otherwise related to) such Other Share-Based Awards; whether such Other Share-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, any vesting provisions thereof). To the extent that any dividends or dividend equivalent payments may be paid with respect to any Other Share-Based Award, no such dividend or dividend equivalent payments will be made unless and until the corresponding portion of the underlying Other Share-Based Award becomes earned and vested in accordance with its terms.
9.Adjustments Upon Certain Events
Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:
(a)Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share distribution or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to holders of Shares other than regular cash distributions or any transaction similar to the foregoing, the Administrator shall make an equitable substitution or adjustment (subject to Section 17 of the Plan) as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or pursuant to outstanding Awards, (ii) the Option
Price or exercise price of any Option or Share Appreciation Right and/or (iii) any other affected terms of such
Awards, in each case, to the extent determined by the Administrator to be necessary to preserve (and not to enlarge) Participants’ rights with respect to Awards outstanding under the Plan; provided, however, that the manner and form of any such equitable adjustments shall be determined by the Administrator in its sole discretion and without liability to any person.
(b)Change in Control. In the event of a Change in Control after the Effective Date, the Administrator may (subject to
Section 17 of the Plan), but shall not be obligated to, (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award, (ii) cancel such Awards for fair value (as determined in the sole discretion of the Administrator) which, in the case of Options and Share Appreciation Rights, may equal the excess, if any, of value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Options or Share Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair
Market Value of the Shares subject to such Options or Share Appreciation Rights) over the aggregate exercise price

B-6	CARLYLE	Proxy Statement 2026

Appendix B: The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan
of such Options or Share Appreciation Rights, (iii) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Administrator in its sole discretion or (iv) provide that for a period of at least 15 days prior to the
Change in Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change in Control, such Options shall terminate and be of no further force and effect. The provisions of this
Section 9(b) shall not limit a Participant’s rights, if any, to accelerated vesting of an Award upon a Change in Control to the extent provided under the terms of any applicable Award agreement.
10.No Right to Continued Service, Employment or Awards
The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the
Services of a Participant and shall not lessen or affect the Company’s or Affiliate’s right to terminate the Services of such
Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the
Administrator’s determinations and interpretations with respect thereto need not be the same with respect to each
Participant (whether or not such Participants are similarly situated).
11.Successors and Assigns
The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.
12.Non-transferability of Awards
Unless otherwise determined or approved by the Administrator, an Award shall not be transferable or assignable by the
Participant otherwise than by will or by the applicable laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.
13.Amendments or Termination
The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made, without the consent of a Participant, if such action would materially diminish any of the rights of the Participant under any
Award theretofore granted to such Participant under the Plan; provided, however, that the Administrator may amend the
Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or to
Participants). No amendments shall be made to Sections 6(f) or 7(e) of the Plan (regarding repricing of Options or Share
Appreciation Rights) without shareholder approval.
Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related U.S. Department of
Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Administrator determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Administrator determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.
14.International Participants
With respect to Participants who reside or work outside the United States of America, the Administrator may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants (or establish a sub-plan operating under the Plan) in order to permit or facilitate participation in the Plan, to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.
15.Choice of Law
The Plan shall be governed by and construed in accordance with the law of the State of New York, without regard to its conflict of law provisions.

CARLYLE	Proxy Statement 2026	B-7

Appendix B: The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan
16.Effectiveness of the Plan
The Plan shall be effective as of the Effective Date.
17.Section 409A
To the extent applicable, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under
Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Administrator that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the
Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company may take whatever actions the Administrator determines necessary or appropriate to comply with, or exempt the Plan and Award agreement from the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and other interpretive materials as may be issued after the Effective Date, which action may include, but is not limited to, delaying payment to a Participant who is a “specified employee” within the meaning of Section 409A of the Code until the first day following the six-month period beginning on the date of the Participant’s termination of Services. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Administrator nor any employee, director or representative of the Company or of any of its
Affiliates shall have any liability to Participants with respect to this Section 17.
18.Fractional Shares
Notwithstanding other provisions of the Plan or any Award agreements thereunder, the Company shall not be obligated to issue or deliver fractional Shares pursuant to the Plan or any Award and the Administrator shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional
Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated with, or without, consideration.
19.Clawback Policies
Awards under the Plan will be subject to any clawback, recoupment or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Participant.

CARLYLE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
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During The Meeting - Go to **www.virtualshareholdermeeting.com/CG2026**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92656-P50166

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE CARLYLE GROUP INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) William E. Conway, Jr.
02) David M. Rubenstein
03) Daniel A. D'Aniello
04) Harvey M. Schwartz
05) Afsaneh Beschloss
06) Sharda Cherwoo
07) Linda H. Filler
08) Lawton W. Fitt
09) James H. Hance, Jr.
10) Mark S. Ordan
11) Derica W. Rice
12) William J. Shaw
13) Anthony Welters

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2026	☐	☐	☐
3. Approval of The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan	☐	☐	☐
4. Non-Binding Vote to Approve Named Executive Officer Compensation ("Say-on-Pay")	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for The Carlyle Group Inc. 2026 Annual Meeting of Shareholders:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V92657-P50166

THE CARLYLE GROUP INC.
Annual Meeting of Shareholders
June 3, 2026 9:00 A.M. Eastern Daylight Time
This proxy is solicited by the Board of Directors

The undersigned shareholder of The Carlyle Group Inc. (the "Company") acknowledges receipt of the Notice of the 2026 Annual Meeting of Shareholders of the Company and the Proxy Statement and hereby appoints: Harvey Schwartz, Justin Plouffe, and Jeffrey Ferguson and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/CG2026 on June 3, 2026 at 9:00 A.M. Eastern Daylight Time, and at any postponements or adjournments thereof, as indicated on this proxy (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE IN REGARD TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF ALL THE NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4.

PLEASE REFER TO THE COMPANY'S PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL.